UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: September 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2009

Municipal Fixed Income Funds
High Yield Municipal
Municipal Income
Short Duration Tax-Free

Goldman Sachs Municipal Fixed Income Funds

■	GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

■	GOLDMAN SACHS MUNICIPAL INCOME FUND

■	GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Market Review	3
Portfolio Management Discussions and Performance Summaries	5
Schedules of Investments	15
Financial Statements	60
Notes to the Financial Statements	64
Financial Highlights	78
Other Information	84

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The following is not a complete list of the risks that may affect the Funds. For additional information concerning the risks that may affect the Funds, please see the Funds’ prospectuses.

The High Yield Municipal Fund invests primarily in high yield municipal fixed income securities that, at the time of purchase, are medium quality or non-investment grade, the interest on which is exempt from regular federal income tax. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk, interest rate risk, call risk, and extension risk. High yield, lower rated securities involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. Non-investment grade fixed income securities are considered speculative. Such securities and unrated securities of comparable credit quality are subject to a higher risk of an issuer’s inability to meet principal and interest payment obligations. The Fund is subject to the risk that the liquidity of particular issuers or industries, or of all securities within a particular investment category, will shrink or disappear as a result of adverse economic, market or political events or adverse investor perception. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. An inability to sell an illiquid portfolio position can adversely affect the Fund’s NAV and/or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. Additionally, because the Fund may concentrate its investments in particular sectors (for example, specific states or specific types of municipal securities), the Fund is subject to greater risk of loss as a result of adverse events affecting those sectors than if its investments were not so concentrated.

The Fund may invest in securities whose income is subject to the federal alternative minimum tax and state income tax. Certain shareholders, including clients or affiliates of the investment adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may impact the Fund’s liquidity and NAV. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax exempt or deferred accounts.

The Municipal Income Fund invests primarily in municipal fixed income securities, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The Short Duration Tax-Free Fund invests primarily in municipal fixed income securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund may invest up to 20% of its portfolio in securities, including private activity bonds and taxable investments, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset
Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■ Assess relative value among securities and sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

■ Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■ Include domestic investment options, tax-free income opportunities, and access to areas of specialization

■ Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET OVERVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

The municipal bond market rallied during the six months ended September 30, 2009 (the “reporting period”). As prices rose, municipal bonds, as measured by the Barclays Capital Aggregate Municipal Bond Index, outperformed the taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, and gradually moved back into equilibrium with Treasury securities. At the end of September, the municipal-to-Treasury yield ratio was below 100% across all maturities, having moved toward its historical average. Longer maturities, however, appeared slightly “cheap” relative to their long-term average ratios.

A significant factor driving long-term rates was the Build America Bond (“BAB”) program, which was introduced as part of the federal government’s fiscal stimulus package. BABs can be issued as taxable securities, allowing states and municipalities to offer a higher yield to investors and potentially attract the interest of non-traditional buyers, such as institutions and foreign investors. At the same time, issuers receive a 35% federal rebate on the interest they pay bondholders. BABs have been a very successful mode of debt issuance for issuers to date, resulting in savings of up to 100 basis points (or 1%). In other words, states and municipalities — which are grappling with budgetary shortfalls as a result of decreasing tax revenues — have been able to reduce their financing costs. According to some market participants, they believe the BAB program could reach $75 billion to $150 billion of total issuance by the end of 2010. If so, it would remove an extremely meaningful amount of supply from the tax-exempt market, which typically absorbs $350 billion to $400 billion of new paper every year.

Indeed, BAB issuance already reduced tax-exempt supply during the reporting period, bolstering prices and driving down yields, particularly in the longer maturities. Remember, bond yields typically move in the opposite direction of bond prices. The municipal yield curve, or spectrum of maturities, flattened over the course of the period, meaning that the difference in yields between shorter-term and longer-term municipal securities narrowed. At the same time, however, the municipal yield curve remained steep relative to long-term averages.

High Yield Municipal Market

Lower quality bonds outperformed higher quality bonds during the reporting period, as spreads, or the difference in yields between securities, tightened across the credit spectrum. For example, spreads between high yield and investment grade municipal bonds tightened 1.92% during the reporting period, largely because of improved liquidity and investors’ growing risk appetite. However, they remained abnormally wide — at 4.52% at the end of the reporting period — relative to the historical average of 2.00% to 2.50%. Notably, spreads also tightened between BBB-rated municipal bonds and AAA-rated municipal bonds within the investment grade spectrum.

Defaults within the high yield segment of the municipal market increased, but remained low relative to other asset classes.

MARKET OVERVIEW

Looking Ahead

We expect the municipal bond market to continue its recovery. The widespread forced selling that characterized the market during 2008 has ended. We believe that demand is likely to outstrip supply as long as states and municipalities keep issuing BABs. For these reasons, and because inflation appears to be under control, we anticipate that municipal bonds will perform well relative to Treasuries in the months ahead.

Importantly, most municipal bond sectors have weathered the U.S. economic slowdown without broad credit fundamental deterioration, a trend we expect to continue. Nevertheless, state and municipal governments face tough decisions. To balance their budgets, we believe many will have to cut spending and/or raise taxes and fees. We also believe that they must also be proactive with the federal stimulus dollars they receive. We believe most will take appropriate action and, consequently, we do not anticipate widespread defaults, although there may be some scattered credit issues over the next several months.

PORTFOLIO RESULTS

High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended September 30, 2009.

Q	How did the Goldman Sachs High Yield Municipal Fund (the “Fund”) perform during the semi-annual period ended September 30, 2009?

A	During the six-month reporting period ended September 30, 2009, the Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of 25.85%, 25.39%, 25.39% and 26.06%, respectively. These returns compare to the 17.64% cumulative total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), during the same time period.

The High Yield Municipal Composite is comprised 40% of the Barclays Capital Aggregate Municipal Bond Index (with dividends reinvested) and 60% of the Barclays Capital High Yield Municipal Bond Index (with dividends reinvested) which generated cumulative total returns of 9.38% and 23.33%, respectively, during the same time period.

Q	What key factors were responsible for the Fund’s performance during the six-month reporting period?

A	Individual issue selection contributed most to the Fund’s relative performance during the reporting period. The Fund’s slightly long duration bias also added value.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund benefited from overweighted positions in airline and tobacco municipal bonds, which posted the strongest returns in the Barclays Capital High Yield Municipal Bond Index during the reporting period. These results were only partially offset by the Fund’s exposure to certain special assessment credits, which are not represented in the Barclays Capital High Yield Municipal Bond Index.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	Because rates rallied, the Fund’s slightly long duration position compared to its benchmark indices contributed to its relative results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. The Fund was also modestly overweighted in the long-term end of the yield curve, or spectrum of maturities, specifically in 20- to 30-year maturities. This yield curve positioning strategy helped performance, as longer maturities outperformed shorter maturities during the reporting period.

Q	What changes did you make in the Fund’s weightings and investments during the reporting period?

A	We decreased the Fund’s exposure to special assessment bonds and rotated into what we considered more favorable risk/return opportunities in the health care sector. We also purchased state and local debt as well as select corporate bonds, especially within the utilities sector, at attractive prices.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to maintain our unconstrained approach in which we focus on seeking attractive risk/return opportunities across all maturities along the municipal bond yield curve and inclusive of all credit qualities. We further intend to target a neutral duration within the Fund relative to the Barclays Capital High Yield Municipal Bond Index over the near term.

FUND BASICS

High Yield Municipal Fund
as of September 30, 2009

PERFORMANCE REVIEW

		Barclays	Barclays	Goldman
		Capital	Capital	Sachs	30-Day
	Fund	High Yield	Aggregate	High Yield	Taxable	30-Day
April 1, 2009–	Total Return	Municipal	Municipal	Municipal	Equivalent	Standardized
Sept. 30, 2009	(based on NAV)[1]	Bond Index[2]	Bond Index[3]	Composite[4]	Yield[5]	Yield[6]

Class A	25.85%	23.33%	9.38%	17.64%	8.00%	5.20%
Class B	25.39	23.33	9.38	17.64	7.28	4.73
Class C	25.39	23.33	9.38	17.64	7.28	4.73
Institutional	26.06	23.33	9.38	17.64	8.89	5.78

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The Barclays Capital Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[4]	The Goldman Sachs High Yield Municipal Composite is comprised of the Barclays Capital Aggregate Municipal Bond Index (40%) and the Barclays Capital High Yield Municipal Bond Index (60%). It is not possible to invest directly in an index.
[5]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2009 federal income tax rate of 35%.
[6]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS7

For the period ended 9/30/09	One Year	Five Years	Since Inception	Inception Date

Class A	-2.11%	-0.54%	3.19%	4/3/00
Class B	-3.33	-0.78	2.92	4/3/00
Class C	0.74	-0.38	2.92	4/3/00
Institutional	2.87	0.73	4.09	4/3/00

[7]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS8

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.91%	0.93%
Class B	1.66	1.68
Class C	1.66	1.68
Institutional	0.57	0.59

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION9

Percentage of Net Assets

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS

Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended September 30, 2009.

Q	How did the Goldman Sachs Municipal Income Fund (the “Fund”) perform during the semi-annual period ended September 30, 2009?

A	During the six-month reporting period ended September 30, 2009, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 15.13%, 14.62%, 14.62%, 15.25% and 14.87%, respectively. These returns compare to the 9.38% cumulative total return of the Fund’s benchmark, the Barclays Capital Aggregate Municipal Bond Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the six-month reporting period?

A	The Fund’s overweighted allocation to BBB-rated securities compared to the Barclays Index added to returns, as lower-quality issues outperformed higher-quality issues during the reporting period. The Fund’s slightly long duration position also contributed to relative performance.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	An overweighted allocation to hospital bonds enhanced the Fund’s results, as that sector outperformed the Barclays Index during the reporting period. Likewise, the Fund’s modestly overweighted position to BBB-rated tobacco bonds added positively to its relative performance, as the tobacco sector performed strongly during the six-month reporting period. However, the Fund’s underweighted position in state general obligation bonds detracted from performance as did security selection within the housing sector. Also hampering Fund results particularly during the second quarter were certain California zero-coupon bonds, which declined on credit concerns and headlines about the state’s budget and cash crisis.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	Because interest rates rallied across the municipal yield curve, or spectrum of maturities, the Fund’s slightly long duration position modestly contributed positively to its relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. The Fund was also overweighted in the long-term end of the yield curve, specifically in bonds with maturities of 22 years or more. Such yield curve positioning added to the Fund’s results, as longer maturities outperformed shorter maturities during the reporting period.

Q	What changes did you make in the Fund’s weightings and investments during the reporting period?

A	We decreased the Fund’s exposure to pre-refunded bonds, taking profits as yields declined. Pre-refunded bonds, also known as advance refunding bonds, have a procedure in which the bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunding bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.

At the beginning of the reporting period, we purchased tobacco bonds at relatively cheap prices and increased the Fund’s exposure to corporate bonds because of their attractive yields.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue managing the Fund to seek opportunities along the entire municipal bond yield curve and across the spectrum of investment grade credits. We further intend to target a neutral duration within the Fund relative to the Barclays Index over the near term.

FUND BASICS

Municipal Income Fund
as of September 30, 2009

PERFORMANCE REVIEW

		Barclays Capital		30–Day
April 1, 2009–	Fund Total Return	Aggregate Municipal	30–Day Taxable	Standardized
Sept. 30, 2009	(based on NAV)[1]	Bond Index[2]	Equivalent Yield[3]	Yield[4]

Class A	15.13%	9.38%	5.48%	3.56%
Class B	14.62	9.38	4.57	2.97
Class C	14.62	9.38	4.55	2.96
Institutional	15.25	9.38	6.20	4.03
Service	14.87	9.38	5.45	3.54

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2009 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	10.11%	2.81%	4.49%	4.69%	7/20/93
Class B	8.37	2.41	4.11	4.24	5/1/96
Class C	12.45	2.82	4.10	3.79	8/15/97
Institutional	14.73	3.96	5.28	4.96	8/15/97
Service	14.08	3.42	4.79	4.47	8/15/97

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 29, 2009, the maximum sales charge for Class A was changed retroactively from 4.50% to the current charge of 3.75% for Class A shares. As a result, the Standardized Average Total Returns reflect the updated sales charge for Class A since inception. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS7

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.88%	0.98%
Class B	1.63	1.73
Class C	1.63	1.73
Institutional	0.54	0.64
Service	1.04	1.14

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION8

Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS

Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended September 30, 2009.

Q	How did the Goldman Sachs Short Duration Tax-Free Fund (the “Fund”) perform during the semi-annual period ended September 30, 2009?

A	During the six-month reporting period ended September 30, 2009, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges of 3.14%, 2.93%, 2.75%, 3.32%, 3.15%, respectively. These returns compare to the 1.86% cumulative total return of the Fund’s benchmark, the Barclays Capital 1-3 Year Municipal Bond Index (with dividends reinvested) (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the six-month reporting period?

A	The Fund’s overweighted position in BBB-rated securities relative to the Barclays Index added to returns, as lower-quality issues outperformed higher-quality issues during the reporting period.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	An underweighted allocation to pre-refunded bonds compared to the Barclays Index added the most to the Fund’s relative returns. Pre-refunded bonds underperformed every other sector in the Barclays Index during the reporting period. Pre-refunded bonds, also known as advance refunding bonds, have a procedure in which the bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunding bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s modestly long duration position relative to the Barclays Index boosted its returns, as interest rates declined as much as a half-percent during the reporting period on municipal bonds with maturities of five years and less. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

As longer maturities outperformed shorter maturities during the reporting period, the Fund benefited from its yield curve positioning overall, which was barbelled relative to the Barclays Index. Barbelling balances investments in short-term maturities with investments in longer-term maturities. The Fund’s exposure to longer-term maturities contributed positively to relative returns.

However, detracting from Fund results were its investments in municipal bonds with maturities of less than one year, which experienced less price appreciation than other maturities and provided little yield.

Q	What changes did you make in the Fund’s weightings and investments during the reporting period?

A	We reduced the Fund’s exposure to pre-refunded bonds, given how expensive they had become. In addition, we increased exposure to agency debentures, which offered higher after-tax yields than short-term municipal bonds. We also took advantage of attractive yields among general obligation bonds, particularly within California, in the form of commercial paper, revenue anticipation notes and daily bonds (which have interest rates that reset daily).

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue managing the Fund to seek opportunities in the short-term end of the municipal bond yield curve, including investment grade credits. We further intend to target a neutral duration within the Fund relative to the Barclays Index over the near term.

FUND BASICS

Short Duration Tax-Free Fund
as of September 30, 2009

PERFORMANCE REVIEW

		Barclays Capital		30-Day
April 1, 2009–	Fund Total Return	1-3 Year Municipal	30-Day Taxable	Standardized
Sept. 30, 2009	(based on NAV)[1]	Bond Index[2]	Equivalent Yield[3]	Yield[4]

Class A	3.14%	1.86%	2.37%	1.54%
Class B	2.93	1.86	1.51	0.98
Class C	2.75	1.86	1.26	0.82
Institutional	3.32	1.86	2.92	1.90
Service	3.15	1.86	2.17	1.41

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital 1-3 Year Municipal Bond Index, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2009 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	4.42%	2.71%	3.19%	3.33%	5/1/97
Class B	3.29	2.43	2.73	2.84	5/1/97
Class C	4.15	2.25	2.57	2.59	8/15/97
Institutional	6.33	3.41	3.73	3.93	10/1/92
Service	5.79	2.90	3.23	3.46	9/20/94

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 29, 2009, the maximum sales charge for Class A was changed retroactively from 2.0% to the current charge of 1.5% for Class A shares. As a result, the Standardized Average Total Returns reflect the updated sales charge for Class A since inception. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.73%	0.85%
Class B	1.33	1.60
Class C	1.48	1.60
Institutional	0.39	0.51
Service	0.89	1.01

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION7

Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – 92.4%

Alabama – 2.6%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA)(a)(b)(c)
$6,875,000	13.740%	11/03/16	$8,535,656
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+)
3,405,000	5.375	12/01/16	3,326,787
4,425,000	5.500	12/01/21	4,148,482
5,775,000	5.625	12/01/26	5,206,798
16,155,000	5.750	12/01/36	13,834,980
Birmingham Baptist Medical Centers Special Care Facilities Financing Authority RB for Baptist Health Systems, Inc. Series 2005 A (Baa2)
10,355,000	5.000	11/15/30	8,968,051
Butler Industrial Development Board Solid Waste Disposal RB Refunding for Georgia Pacific Corp. Project Series 2004 (AMT) (B)
5,000,000	5.750	09/01/28	4,474,950
Courtland Industrial Development Board Environmental Improvement RB Refunding for International Paper Co. Series 2003 B (AMT) (BBB/Baa3)
2,000,000	6.250	08/01/25	2,020,040
Jefferson County Alabama RB Limited Obligation School Warrants Series 2004 (FSA-CR) (AAA/Aa3)
3,810,000	5.500	01/01/22	3,720,199
Sylacauga Health Care Authority RB for Coosa Valley Medical Center Series 2005 A (GO OF AUTH)
5,445,000	5.375	08/01/15	5,146,396
7,600,000	6.000	08/01/25	6,553,176
5,000,000	6.000	08/01/35	3,959,450
Tuscaloosa Educational Building Authority RB for Stillman College Project Series 2007 A (BBB-)
14,465,000	5.250	06/01/37	11,416,067
Tuskegee City of Alabama GO Bonds Series 2007 (ACA)
300,000	4.400	01/01/22	223,566
500,000	4.625	01/01/27	353,805
500,000	4.625	01/01/32	344,735
University of Alabama at Birmingham Hospital RB Series 2006 A (A+/A1)
2,785,000	5.000	09/01/41	2,776,395

			85,009,533

Arizona – 2.8%
Arizona Health Facilities Authority RB for Phoenix Children’s Hospital Series 2007 A(c)(h)
63,720,000	1.400	02/02/15	54,402,224
Gila County IDA RB Refunding for Environmental Asarco, Inc. Series 1998(d)
6,750,000	5.550	01/01/27	8,573,985
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Series 2009 E (BBB-/Baa2)(c)
6,000,000	6.000	05/01/14	6,408,840

Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa2)
8,800,000	7.250	02/01/40	10,062,536
Navajo County Arizona Pollution Control Corp. PCRB Series 2009 D (BBB-/Baa2)(c)
6,600,000	5.750	06/01/16	6,937,788
Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB/Baa2)
600,000	5.000	01/01/20	590,052
2,000,000	5.000	01/01/26	1,887,200
3,000,000	5.000	01/01/32	2,724,930
University Medical Center Corp. RB Series 2009 (BBB+/Baa1)
500,000	6.250	07/01/29	541,260
1,000,000	6.500	07/01/39	1,073,740

			93,202,555

Arkansas – 0.1%
Little River Country RB Refunding for Georgia Pacific Corp. Project Series 1998 (AMT) (B2)
3,645,000	5.600	10/01/26	3,228,377

California – 17.2%
Abag Finance Authority for Nonprofit Corps. RB for Sharp HealthCare Series 2009 B (A-/A3)
9,510,000	6.250	08/01/39	10,052,165
ABC Unified School District GO Bonds Series 2001 C (NATL-RE-FGIC) (A+/A1)(e)
1,600,000	0.000	08/01/26	648,624
Anaheim Public Financing Authority RB Capital Appreciation for Public Improvements Project Series 1997 C (FSA) (AAA/Aa3)(e)
855,000	0.000	09/01/29	250,181
Austin Trust Various States RB for Inverse Certificates Bank of America Series 2008-1099 (AA-)(a)
5,000,000	10.158	08/01/33	4,362,800
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (FSA) (AAA/Aa3)(e)
1,055,000	0.000	08/01/25	460,402
California County Tobacco Securitization Agency RB for Kern County Corp. Asset Backed Bonds Series 2002 B (BBB)
190,000	6.000	06/01/29	186,519
California County Tobacco Securitization Agency RB for Los Angeles County Securitization Corp. Convertible Asset Backed Bonds Series 2006 (BBB+/Baa3)(e)(f)
6,070,000	0.000	06/01/28	4,843,617
4,990,000	0.000	06/01/36	3,919,845
California County Tobacco Securitization Agency RB Refunding for Sonoma County Corp. Assets Backed Bonds Series 2005 (BBB)
5,935,000	5.250	06/01/45	4,570,900
California Health Facilities Financing Authority RB for California Sutter Health Facilities Series 2007 A (A+/Aa3)
5,000,000	5.250	11/15/46	5,061,800

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

California Health Facilities Financing Authority RB for California Sutter Health Facilities Series 2008 A (A+/Aa3)
$2,000,000	5.000%	08/15/38	$1,999,980
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (BBB-/Baa2)(g)
7,500,000	5.500	02/01/39	7,488,525
California Pollution Control Financing Authority Solid Waste Disposal PCRB for Waste Management, Inc. Project Series 2005 C (BBB)
9,250,000	5.125	11/01/23	9,153,707
California State GO Bonds for Various Purposes Series 2005 (A/Baa1)
5,000,000	5.000	08/01/35	5,014,650
California State GO Bonds for Various Purposes Series 2007 (A/Baa1)
10,000,000	5.000	06/01/32	10,068,900
34,020,000	5.000	06/01/37	34,103,689
3,390,000	5.000	11/01/37	3,398,814
2,000,000	5.000	12/01/37	2,005,180
California State GO Bonds for Various Purposes Series 2008 (A/Baa1)
5,000,000	5.000	04/01/38	5,010,250
California State GO Bonds for Various Purposes Series 2009 (A/Baa1)
10,000,000	6.500	04/01/33	11,597,800
California State Veterans GO Bonds Series 2006 CD (AMT) (AA-/Baa1)
30,000,000	4.600	12/01/32	25,536,600
California Statewide Communities Development Authority RB BANS for Golden Gate Park Series 2005 (LOC – First Republic Bank)
26,500,000	6.000	12/01/11	27,067,630
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A
6,500,000	5.500	11/01/38	5,045,170
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA INS) (AA/Aa2)
6,000,000	6.625	08/01/29	6,874,380
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (BBB-)(e)
35,000,000	0.000	06/01/46	1,272,250
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE-FGIC) (A)(e)
7,000,000	0.000	09/01/33	1,668,240
Fresno California Airport RB Series 2000 B (AMT) (FSA) (AAA/Aa3)
10,000,000	5.800	07/01/30	10,096,000
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Capital Appreciation for Asset Backed Bonds Subseries 2007 B (BB)(e)
388,285,000	0.000	06/01/47	15,162,529

Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Capital Appreciation for Asset Backed Bonds Subseries 2007 C (BBB-)(e)
307,000,000	0.000	06/01/47	10,195,470
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (A-/Baa2)
39,600,000	5.000	06/01/45	37,053,324
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (AGC-ICC) (AAA/Aa2)
20,000,000	5.000	06/01/45	19,899,600
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (FGIC) (A-/Baa2)
18,085,000	5.000	06/01/38	17,214,931
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Senior Asset Backed Bonds Series 2007 A-1 (BBB/Baa3)
24,195,000	5.750	06/01/47	20,165,565
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2005 (AMBAC-TCRS-BNY) (A-/Baa2)
44,790,000	5.000	06/01/45	41,909,555
Hartnell Community College District GO Bonds Capital Appreciation for Election of 2002 Series 2009 D (AA-/A1)(e)
30,000,000	0.000	08/01/44	2,497,500
50,000,000	0.000	08/01/49	2,741,500
Inland Empire Tobacco Securitization Authority RB Capital Appreciation for Turbo Asset Backed Bonds Series 2007 C-1 (B+)(e)
101,195,000	0.000	06/01/36	9,681,326
Inland Empire Tobacco Securitization Authority RB Capital Appreciation for Turbo Asset Backed Bonds Series 2007 C-2 (B+)(e)
211,235,000	0.000	06/01/47	7,270,709
Inland Empire Tobacco Securitization Authority RB Capital Appreciation for Turbo Asset Backed Bonds Series 2007 D (B)(e)
360,660,000	0.000	06/01/57	3,862,669
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3
1,435,000	5.050	09/01/30	1,066,707
690,000	5.050	09/01/35	494,371
Los Angeles County Sanitation Districts Financing Authority RB for Capital Projects District No. 20 Subseries 2007 A (AMBAC) (A)
4,000,000	4.500	10/01/42	3,644,520
Los Angeles Department of Water & Power RB Power System Subseries 2007 A-1 (FSA-CR AMBAC) (AAA/Aa3)
13,500,000	5.000	07/01/37	14,380,875
Los Angeles Regional Airports Improvement Corp. Lease RB Series 2002 C (AMT) (B-/Caa2)
29,425,000	7.500	12/01/24	29,404,697

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Los Angeles Unified School District GO Bonds Series 2009 F (AA-/Aa3)
$2,000,000	5.000%	01/01/34	$2,092,480
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (A)(e)
1,330,000	0.000	08/01/27	472,788
Monrovia Unified School District GO Bonds for Capital Appreciation Series 2001 B (NATL-RE-FGIC) (A+/A2)(e)
1,000,000	0.000	08/01/24	447,440
M-S-R Energy Authority Gas RB Series 2009 A (A)
8,250,000	6.500	11/01/39	9,416,055
M-S-R Energy Authority Gas RB Series 2009 B (A)
2,000,000	6.500	11/01/39	2,282,680
M-S-R Energy Authority Gas RB Series 2009 C (A)
21,500,000	6.125	11/01/29	23,958,740
13,250,000	6.500	11/01/39	15,122,755
Murrieta Community Facilities District Special Tax for No. 3 Creekside Village Improvement Area 1 Series 2005
1,660,000	5.200	09/01/35	1,278,914
New Haven Unified School District GO Bonds Refunding for Capital Appreciation Series 2009 (ASSURED GTY) (AAA/Aa2)(e)
860,000	0.000	08/01/25	362,241
1,105,000	0.000	08/01/26	434,243
5,550,000	0.000	08/01/30	1,637,139
7,830,000	0.000	08/01/32	2,026,952
7,000,000	0.000	08/01/34	1,594,320
Northern California Gas Authority No. 1 Gas Project RB Series 2007 (A+/A2)(h)
8,000,000	1.030	07/01/19	6,841,600
Oakland Unified School District GO Bonds for Election of 2006 Series 2009 A (BBB+/Baa1)
5,350,000	6.125	08/01/29	5,734,932
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AAA/Aa2)(e)
14,530,000	0.000	08/01/31	4,181,443
25,195,000	0.000	08/01/32	6,757,803
12,805,000	0.000	08/01/33	3,197,409
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AAA/Aa2)(e)(f)
10,750,000	0.000	08/01/38	7,077,155
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE-FGIC) (A+/A2)(e)
1,805,000	0.000	08/01/25	775,663
Sacramento County California Airport System RB Senior Series 2009 A (ASSURED GTY) (AAA/Aa2)
7,250,000	5.500	07/01/41	7,822,895
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE-FGIC) (A/A3)(e)
1,420,000	0.000	08/01/25	613,980
San Diego Community College District GO Bonds for Election of 2002 Series 2005 (FSA) (AAA/Aa2)
14,870,000	5.000	05/01/30	15,636,102

San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB)
750,000	6.250	08/01/28	792,180
555,000	6.375	08/01/29	587,534
305,000	6.500	08/01/31	322,422
1,000,000	6.625	08/01/39	1,054,120
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE-FGIC) (A+/A1)(e)
1,580,000	0.000	08/01/24	738,239
1,595,000	0.000	08/01/25	692,852
Silicon Valley Tobacco Securitization Authority Tobacco Settlement RB Turbo Capital Appreciation for Santa Clara County Tobacco Securitization Corp. Series 2007 A (BBB)(e)
17,000,000	0.000	06/01/36	1,756,270
73,990,000	0.000	06/01/47	2,688,797
Silicon Valley Tobacco Securitization Authority Tobacco Settlement RB Turbo Capital Appreciation for Santa Clara County Tobacco Securitization Corp. Series 2007 B (BBB)(e)
13,505,000	0.000	06/01/47	490,772
Tobacco Securitization Authority Northern California Tobacco Settlement RB for Asset Backed Bonds Series 2005 A-1 (BBB/Baa3)
2,000,000	5.375	06/01/38	1,706,520
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Series 2006 A-1 (BBB/Baa3)
7,350,000	5.125	06/01/46	5,529,478
Vallejo California Sanitation & Flood Control District COPS Series 1993 (NATL-RE-FGIC) (A)
186,000	5.000	07/01/19	189,061

			574,718,440

Colorado – 0.6%
Colorado Health Facilities Authority Hospital RB for Poudre Valley Health Care, Inc. Series 2005 F (A-/A3)
1,010,000	5.000	03/01/25	1,014,222
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-)
6,850,000	5.000	12/01/35	5,499,865
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006
4,500,000	6.125	12/01/37	3,443,535
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines Project Series 2007 A (B-/Caa1)
9,000,000	5.750	10/01/32	7,404,930
Park Meadows Business Improvement District RB Series 2007
475,000	5.300	12/01/27	399,551
720,000	5.350	12/01/31	591,358
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B
1,750,000	6.625	12/01/40	1,579,707

			19,933,168

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Delaware – 0.1%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A
$6,698,000	5.450%	07/01/35	$4,534,747
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 B
200,000	5.125	07/01/35	143,870

			4,678,617

District of Columbia – 1.4%
District of Columbia Ballpark RB Series 2006 B-1 (NATL-RE-FGIC) (A/Baa1)
4,000,000	5.000	02/01/21	3,979,200
District of Columbia Hospital RB for Children’s Hospital Obligated Group Series 2005 Subseries 2 (FSA) (AAA)
5,000,000	5.450	07/15/35	5,223,100
District of Columbia Hospital RB for Children’s Hospital Obligated Group Series 2005 Subseries 3 (FSA) (AAA/Aa3)
10,000,000	5.450	07/15/35	10,446,200
District of Columbia Hospital RB for Children’s Hospital Obligated Group Series 2008 (FSA) (AAA)
9,500,000	5.250	07/15/45	9,673,090
Metropolitan Washington DC Airports Authority RB Capital Appreciation for Dulles Toll Road Second Senior Lien Series 2009 (ASSURED GTY) (AAA/Aa2)(e)(f)
25,000,000	0.000	10/01/41	18,205,000

			47,526,590

Florida – 12.8%
Aberdeen Community Development District Special Assessment Series 2006-1
1,935,000	5.250	11/01/15	912,140
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A
4,610,000	6.300	05/01/35	3,278,171
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A
1,855,000	5.375	05/01/37	1,043,326
Arborwood Community Development District Special Assessment for Capital Improvement Centex Homes Project Series 2006 A-1
39,980,000	5.500	05/01/36	21,147,821
Arborwood Community Development District Special Assessment for Capital Improvement Centex Homes Project Series 2006 A-2
300,000	5.250	05/01/36	214,356
Arborwood Community Development District Special Assessment for Master Infrastructure Projects Series 2005 A
27,675,000	5.350	05/01/36	15,847,535
Arborwood Community Development District Special Assessment for School Site Acquisition Projects Series 2005
5,460,000	5.500	05/01/14	3,149,710
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 A
7,000,000	6.000	05/01/33	5,368,440

Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 B
9,615,000	5.800	05/01/34	7,063,564
Belmont Community Development District Special Assessment for Capital Improvement Series 2006 B(d)
9,785,000	5.125	11/01/14	2,446,250
Bluewaters Community Development District Special Assessment Series 2004
380,000	6.000	05/01/35	332,599
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A-/A3)
4,750,000	7.000	04/01/39	5,249,035
Bridgewater Community Development District Special Assessment Series 2004 A
12,745,000	6.000	05/01/35	6,826,859
Cedar Pointe Community Development District Special Assessment for Capital Improvement Series 2005 A
5,720,000	5.375	05/01/35	3,406,031
Channing Park Community Development District Special Assessment Series 2007
5,140,000	5.300	05/01/38	2,843,088
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2009 A-1 (A+/A2)
28,835,000	5.500	06/01/17	30,568,272
Concord Station Community Development District Special Assessment for Capital Improvement Series 2005
1,360,000	5.000	05/01/15	1,021,401
Concorde Estates Community Development District Special Assessment Series 2004 A
5,200,000	5.850	05/01/35	2,787,304
Concorde Estates Community Development District Special Assessment Series 2004 B
685,000	5.000	05/01/11	423,303
Connerton West Community Development District Special Assessment for Capital Improvement Series 2007 B
6,410,000	5.125	05/01/16	2,779,953
Copper Oaks Community Development District Special Assessment Series 2005 B
210,000	4.875	05/01/10	190,111
Cory Lakes Community Development District for Special Assessment Series 2001 A
415,000	8.375	05/01/17	430,089
Cory Lakes Community Development District for Special Assessment Series 2001 B
515,000	8.375	05/01/17	530,759
Country Greens Community Development District Special Assessment Series 2003
5,710,000	6.625	05/01/34	4,780,698
Covington Park Community Development District Special Assessment for Capital Improvement Series 2004 B
105,000	5.300	11/01/09	104,854
Crossings at Fleming Island Community Development District Special Assessment Refunding Series 2000 C
3,535,000	7.050	05/01/15	3,533,126

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Durbin Crossing Community Development District Special Assessment Series 2005 A
$45,515,000	5.500%	05/01/37	$26,527,507
Durbin Crossing Community Development District Special Assessment Series 2005 B-2
6,965,000	4.875	11/01/10	5,133,135
Fishhawk Community Development District II Special Assessment Series 2007 A
2,385,000	5.250	05/01/38	1,525,541
Forest Creek Community Development District Special Assessment for Capital Improvement Series 2005 B(d)
1,375,000	4.850	05/01/11	804,031
Gateway Services District Water & Sewer RB Refunding Series 2003
1,755,000	6.000	10/01/19	1,691,241
Halifax Hospital Medical Center RB Refunding & Improvement Series 2006 A (A-)
5,310,000	5.000	06/01/38	4,943,291
Hammocks Community Development District Special Assessment Series 2005 B
595,000	4.875	11/01/10	437,551
Harbour Isles Community Development District Special Assessment Series 2004
4,130,000	6.125	05/01/35	2,635,023
Heritage Harbor South Community Development District RB for Capital Improvement Series 2003 A
1,170,000	6.200	05/01/35	1,175,932
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005
8,450,000	5.600	05/01/36	5,405,042
Heritage Isle at Viera Community Development District Special Assessment Series 2005
6,995,000	5.550	05/01/37	4,422,938
Heritage Lake Park Community Development District Special Assessment Series 2005
1,700,000	5.700	05/01/36	1,241,425
Highlands Community Development District Special Assessment Series 2005
3,730,000	5.550	05/01/36	1,913,677
Hillsborough County Industrial Development Authority RB for Health Facilities RMKT 8/06/09 Series 2008 B (BBB/Baa3)
4,980,000	8.000	08/15/32	5,434,325
JEA Florida St. Johns River Power Park System RB Series 2009 (AA-/Aa2)
2,840,000	5.500	10/01/34	2,982,454
Killarney Community Development District Special Assessment Series 2004 A
2,395,000	6.000	05/01/35	1,297,419
Killarney Community Development District Special Assessment Series 2004 B(d)
1,750,000	5.125	05/01/16	1,051,733
Lake Powell Residential Golf Community Development District Special Assessment Series 2000 A
1,945,000	7.450	05/01/22	1,964,839
3,370,000	7.500	05/01/32	3,400,364

Lakewood Ranch Stewardship District BANS Series 2009
15,395,000	7.500	06/01/11	15,583,127
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005
4,240,000	4.875	08/01/10	3,364,779
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B
8,185,000	5.000	05/01/13	5,845,236
Landmark at Doral Community Development District Special Assessment Series 2006 A
4,000,000	5.500	05/01/38	1,482,280
Lee County IDA Health Care Facilities RB for Shell Point/Alliance Obligation Group Series 2006 (BB+)
13,750,000	5.125	11/15/36	10,408,063
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB+)
40,000	5.000	11/15/10	40,213
60,000	5.000	11/15/11	60,295
1,000,000	5.000	11/15/13	990,810
4,000,000	5.000	11/15/22	3,462,920
10,000,000	5.000	11/15/29	7,831,200
Legends Bay Community Development District RB Series 2007 A
2,725,000	5.875	05/01/38	1,592,490
Live Oak Community Development District No. 2 Special Assessment Series 2004 A
8,720,000	5.850	05/01/35	4,542,771
Live Oak Community Development District No. 2 Special Assessment Series 2004 B
6,820,000	5.000	11/01/09	3,550,833
Longleaf Community Development District Special Assessment Refunding Series 2005
5,730,000	5.400	05/01/30	3,804,434
Longleaf Community Development District Special Assessment Refunding Series 2006
2,790,000	5.375	05/01/30	2,247,680
Longleaf Community Development District Special Assessment Series 2001(d)
620,000	7.250	05/01/16	372,453
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B
2,915,000	6.150	11/01/14	1,760,514
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005
4,455,000	5.250	05/01/15	2,542,558
Mediterra North Community Development District RB for Capital Improvement Series 2001 A
4,235,000	6.800	05/01/31	4,178,166
Mediterra South Community Development District RB for Capital Improvement Series 1999 A
425,000	6.950	05/01/31	405,391
Mediterra South Community Development District RB for Capital Improvement Series 2001
1,365,000	6.850	05/01/31	1,253,097

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Mediterra South Community Development District RB for Capital Improvement Series 2003 B
$1,600,000	5.500%	05/01/10	$1,566,288
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 1998 (BB)
4,720,000	5.375	11/15/28	3,948,610
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 2001 A (BB/Ba2)
2,705,000	6.125	11/15/11	2,807,898
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Florida Project Series 2004 (BB/Ba2)
13,600,000	6.750	11/15/29	13,234,704
Middle Village Community Development District Special Assessment Series 2004 A
5,060,000	5.800	05/01/22	4,194,183
6,610,000	6.000	05/01/35	5,076,943
Naturewalk Community Development District Florida Special Assessment Series 2007 B
1,970,000	5.300	05/01/16	1,111,848
New River Community Development District Special Assessment Series 2006 A
2,330,000	5.350	05/01/38	1,014,971
New River Community Development District Special Assessment Series 2006 B
8,980,000	5.000	05/01/13	4,081,679
Orange County Health Facilities Authority RB Refunding for Orlando Lutheran Healthcare Series 2005
1,100,000	5.375	07/01/20	950,752
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 B(d)
4,845,000	5.125	05/01/16	2,385,048
Panther Trace II Community Development District Special Assessment Series 2005 A
6,545,000	5.600	05/01/35	4,628,886
Panther Trails Community Development District Special Assessment Series 2005 (BBB-)
3,640,000	5.600	05/01/36	3,236,288
Parker Road Community Development District Special Assessment Series 2007 A
2,470,000	5.600	05/01/38	1,419,361
Parklands Lee Community Development District Special Assessment Series 2004 A
3,765,000	5.800	05/01/35	1,850,836
Parklands Lee Community Development District Special Assessment Series 2004 B(d)
240,000	5.125	05/01/11	126,338
Parkway Center Community Development District Special Assessment Series 2000 A(i)
460,186	8.250	05/01/10	484,157
Paseo Community Development District Capital Improvement RB Series 2005 A
10,095,000	5.400	05/01/36	5,161,473

Pine Island Community Development District RB Series 2004
1,355,000	5.300	11/01/10	1,308,957
Pine Island Community Development District Special Assessment Series 2004
5,435,000	5.750	05/01/35	3,503,564
Reunion East Community Development District Special Assessment Series 2002 A
16,895,000	7.200	05/01/22	13,167,456
River Hall Community Development District Special Assessment for Capital Improvement Series 2005
6,820,000	5.450	05/01/36	3,159,365
Riverwood Estates Community Development District Special Assessment Series 2006 A(d)
9,370,000	5.350	05/01/37	2,342,500
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B
4,150,000	5.500	05/01/15	3,297,341
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
1,500,000	5.625	07/01/39	1,566,750
Seven Oaks Community Development District II Special Assessment Series 2004 B
1,670,000	7.500	05/01/16	1,497,272
Shingle Creek Community Development District Special Assessment for Capital Improvement Series 2006
1,580,000	5.750	05/01/15	823,796
4,000,000	6.100	05/01/25	1,842,960
16,985,000	6.125	05/01/37	7,794,587
South Bay Community Development District Special Assessment for Capital Improvement Series 2005 B-1(d)
230,000	5.125	11/01/09	78,057
South Fork East Community Development District Special Assessment for Capital Improvement Series 2007 A
20,000	6.500	05/01/38	10,703
Southern Hills Plantation I Community Development District RB for Capital Improvement Series 2004
7,930,000	5.800	05/01/35	3,917,658
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2004
3,265,000	5.850	05/01/34	2,192,415
St. Johns Forest Community Development District RB for Capital Improvement Series 2003 B
325,000	5.300	05/01/10	319,917
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
5,765,000	6.500	11/15/39	6,216,400
Sterling Hill Community Development District Special Assessment Series 2003 B
515,000	5.500	11/01/10	478,790
Stonelake Ranch Community Development District Special Assessment Series 2004 A
3,335,000	5.900	05/01/34	2,815,007
Sumter County IDA RB for North Sumter Utility Co. LLC Project Series 2002 (AMT)
6,365,000	6.800	10/01/32	6,108,427

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Sumter County IDA RB for North Sumter Utility Co. LLC Project Series 2003 (AMT)
$4,340,000	6.900%	10/01/34	$4,199,731
Tern Bay Community Development District Special Assessment for Capital Improvement Series 2005 B(d)
100,000	5.000	05/01/15	34,999
Village Center Community Development District Recreational RB Subseries 1998 B
1,570,000	8.250	01/01/17	1,573,721
Village Center Community Development District Recreational RB Subseries 1998 C
1,930,000	7.375	01/01/19	1,929,711
Village Center Community Development District Recreational RB Subseries 2003 B
4,005,000	6.350	01/01/18	3,795,619
Village Center Community Development District Recreational RB Subseries 2004 B
5,150,000	5.875	01/01/15	4,944,515
Villasol Community Development District RB Series 2003 A
3,900,000	6.600	05/01/34	2,825,121
Waters Edge Community Development District Special Assessment for Capital Improvement Series 2006 B
1,150,000	5.000	11/01/12	669,231
Wentworth Estates Community Development District Special Assessment Series 2006 B
7,590,000	5.125	11/01/12	4,245,163
West Villages Improvement District Revenue Special Assessment Unit of Development No. 3 Series 2006
12,135,000	5.500	05/01/37	5,861,812
World Commerce Community Development District Special Assessment Series 2004 A-1(d)
925,000	6.250	05/01/22	372,359
Zephyr Ridge Community Development District Special Assessment for Capital Improvement Series 2006 B(d)
1,790,000	5.250	05/01/13	951,689

			426,711,429

Georgia – 1.5%
Atlanta Tax Allocation for Eastside Project Series 2005 B
1,085,000	5.400	01/01/20	1,009,777
1,750,000	5.600	01/01/30	1,550,727
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BBB-/Baa2)
5,675,000	5.500	01/01/34	5,120,496
Fulton County Development Authority RB for Delta Airlines, Inc. Project Series 1998(d)
3,900,000	5.450	05/01/23	263,835
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A
2,525,000	5.250	11/01/28	2,049,871
Fulton County Residential Care Facilities RB for Canterbury Court Project Series 2004 A
1,750,000	6.125	02/15/34	1,524,372

Marietta Development Authority University Facilities RB Refunding for Life University, Inc. Project Series 2008 (Ba3)
2,500,000	7.000	06/15/39	2,293,750
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Series 2007 (AMBAC) (A+)(h)
46,820,000	1.050	10/01/33	31,508,924
Richmond County Development Authority Environmental Improvement RB for International Paper Co. Projects Series 2006 A (BBB/Baa3)
7,000,000	5.000	08/01/30	6,273,330

			51,595,082

Guam – 0.9%
Guam Government GO Bonds Series 2009 A (B+)
6,000,000	6.750	11/15/29	6,550,980
14,000,000	7.000	11/15/39	15,337,840
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB-)
2,400,000	5.375	12/01/24	2,527,488
3,000,000	5.625	12/01/29	3,099,390
2,750,000	5.750	12/01/34	2,822,105

			30,337,803

Hawaii – 0.1%
Hawaii State Department of Budget and Finance Special Purpose RB for 15 Craigside Project Series 2009 A
1,000,000	8.750	11/15/29	1,120,760
2,700,000	9.000	11/15/44	2,897,964

			4,018,724

Idaho – 0.2%
Madison County Hospital Revenue COPS Series 2006 (BBB-)
1,300,000	5.250	09/01/20	1,266,265
3,145,000	5.250	09/01/26	2,905,823
3,335,000	5.250	09/01/37	2,869,634

			7,041,722

Illinois – 2.0%
Chicago Illinois Special Assessment for Lake Shore East Series 2003
5,000,000	6.750	12/01/32	4,321,700
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006
220,000	5.400	03/01/16	133,628
1,450,000	5.625	03/01/36	880,063
Illinois Finance Authority RB for Friendship Village Schaumburg Series 2005 A (BB-)
2,500,000	5.000	02/15/15	2,349,525
6,000,000	5.375	02/15/25	4,928,760
4,000,000	5.625	02/15/37	3,039,760
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A
28,740,000	6.750	10/01/46	24,088,431

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)

Illinois Finance Authority RB Refunding for Christian Home, Inc. Series 2007 A
$4,500,000	5.750%	05/15/31	$3,470,040
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BBB-/Baa3)
5,600,000	5.125	01/01/25	4,722,592
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Senior Series 2004 A (Ca)(d)
6,905,000	5.000	06/01/24	3,590,600
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Subseries 2004 B (C)(d)
2,075,000	5.000	06/01/24	518,750
4,000,000	5.375	06/01/35	1,000,000
Illinois Finance Authority Water Facilities RB Capital Appreciation for American Water Capital Corp. Project Series 2009 (BBB+/Baa2)
2,000,000	5.250	10/01/39	2,004,600
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A
1,805,000	6.250	03/01/34	1,193,755
Ottawa Illinois Health Care Facilities RB Refunding for Ottawa Community Hospital Series 2004 (Radian) (A-)
1,900,000	5.125	08/15/19	1,996,064
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006
4,698,000	6.000	03/01/36	3,476,896
Volo Village Special Service Area No. 4 Special Tax for Symphony Meadows Project Series 2006-2
2,824,000	5.000	03/01/16	2,338,667
Volo Village Special Service Area No. 6 Special Tax for Lancaster Falls Project Series 2006
4,182,000	5.750	03/01/36	2,768,066

			66,821,897

Indiana – 0.7%
Anderson Indiana Economic Development Revenue Refunding & Improvement RB for Anderson University Project Series 2007 (BBB-)
1,355,000	5.000	10/01/24	1,163,335
1,500,000	5.000	10/01/32	1,169,490
Indianapolis Airport Authority RB for Special Facilities United Air Lines, Inc. Project Series 1995 A (AMT)(d)
7,798,283	6.500	11/15/31	194,957
Indianapolis Local Public Improvement Bond Bank RB for Waterworks Project Series 2009 A (AA-/A3)
15,000,000	5.750	01/01/38	16,618,650
Jasper County Industrial Economic Development RB Refunding for Georgia Pacific Corp. Project Series 2000 (AMT) (B2)
2,570,000	6.700	04/01/29	2,558,898
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007(b)
2,000,000	5.500	09/01/27	1,692,700

			23,398,030

Iowa – 0.4%
Coralville Iowa COPS Series 2006 D (A3)
2,250,000	5.250	06/01/26	2,309,535
Coralville Iowa Urban Renewal Tax Allocation Series 2007 C (Baa1)
500,000	5.125	06/01/39	491,360
850,000	5.000	06/01/47	809,863
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E
1,355,000	5.750	05/15/31	1,044,868
Tobacco Settlement Authority Iowa RB for Asset Backed Bonds Series 2005 C (BBB/Baa3)
9,270,000	5.625	06/01/46	7,430,832

			12,086,458

Kansas – 0.1%
Overland Park Transportation Development District Special Assessment for Grass Creek Project Series 2006
735,000	4.850	09/01/16	649,211
1,565,000	5.125	09/01/28	1,172,013

			1,821,224

Kentucky – 0.0%
Kentucky Economic Development Finance Authority RB for Norton Healthcare, Inc. Series 2000 B (NATL-RE) (A/Baa1)(e)
1,720,000	0.000	10/01/22	837,296
Kentucky Economic Development Finance Authority RB Refunding for Appalachian Regional Health Care Series 1997 (BB-)
500,000	5.700	10/01/10	500,015

			1,337,311

Louisiana – 0.3%
Morehouse Parish Louisiana PCRB Refunding for International Paper Co. Project Series 2001 A (BBB/Baa3)
2,000,000	5.250	11/15/13	2,136,800
St. John Baptist Parish Louisiana RB for Marathon Oil Corp. Series 2007 A (BBB+/Baa1)
8,000,000	5.125	06/01/37	7,652,160

			9,788,960

Maryland – 0.8%
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB/Ba1)
600,000	5.000	09/01/16	566,772
12,155,000	5.875	09/01/39	10,277,782
Baltimore Maryland Special Obligation Tax Allocation for Clipper Mill Project Series 2004
4,609,000	6.250	09/01/33	3,963,509
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003
2,910,000	6.500	07/01/31	2,580,297
Baltimore Maryland Special Obligation Tax Allocation for Strathdale Manor Project Series 2003
3,739,000	7.000	07/01/33	3,790,935

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Maryland – (continued)

Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BBB-/Baa3)
$2,590,000	5.000%	09/01/30	$2,214,916
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2007 A (BBB/Baa2)
3,000,000	5.500	07/01/42	3,022,260

			26,416,471

Massachusetts – 0.7%
Massachusetts State Development Finance Agency RB for Eastern Nazarene College Series 1999 (BB+) (GO OF INSTN)
2,235,000	5.625	04/01/19	2,024,485
2,000,000	5.625	04/01/29	1,579,560
Massachusetts State Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BB-)
5,000,000	5.250	07/01/30	3,402,550
7,530,000	5.500	07/01/40	4,978,987
Massachusetts State Health & Educational Facilities Authority RB for Simmons College Series 2009 I (BBB+/Baa1)
8,660,000	8.000	10/01/39	9,691,146

			21,676,728

Michigan – 3.6%
Detroit Michigan GO Bonds for Capital Improvement Limited Tax Series 2008 A-1 (BB/B1)
10,275,000	5.000	04/01/16	9,556,880
Detroit Michigan GO Bonds Series 2003 A (XLCA) (BB/Ba2)
1,845,000	5.250	04/01/15	1,810,572
2,935,000	5.250	04/01/18	2,736,565
1,000,000	5.250	04/01/20	908,120
2,000,000	5.250	04/01/20	1,816,240
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC Q-SBLF) (AA-/Aa3)
3,500,000	6.000	05/01/20	3,808,560
3,000,000	6.000	05/01/21	3,263,820
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Bonds Floating LIBOR Notes 2006 D (FSA) (AAA/Aa3)(h)
14,630,000	1.000	07/01/32	11,371,899
Flint Michigan Hospital Building Authority RB for Hurley Medical Center Series 1998 B (Ba1)
3,570,000	5.375	07/01/28	2,936,860
Flint Michigan Hospital Building Authority RB Refunding for Hurley Medical Center Series 1998 A (Ba1)
1,460,000	5.375	07/01/20	1,325,870
Michigan Municipal Bond Authority RB State Aid Notes Series 2009 D
5,000,000	9.500	08/20/10	5,000,350
Michigan State Hospital Finance Authority RB for Marquette General Hospital Obligation Group Series 2005 A (Baa3)
1,530,000	5.000	05/15/26	1,349,858
2,000,000	5.000	05/15/34	1,642,380

Michigan State Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Exempt Facilities Project RMKT 06/01/09 Series 2008 (A/A3)
4,000,000	5.625	07/01/20	4,419,080
Michigan State Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Exempt Facilities Project RMKT 06/01/09 Series 2008 ET-1 (A/A3)(c)
5,000,000	5.250	08/01/14	5,287,100
Michigan State Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Exempt Facilities Project RMKT 06/01/09 Series 2008 ET-2 (A/A3)(c)
5,000,000	5.500	08/01/16	5,387,950
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (BB)(e)
196,775,000	0.000	06/01/52	4,510,083
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (BB-)(e)
70,100,000	0.000	06/01/52	1,113,889
Monroe County Hospital Finance Authority RB Refunding for Mercy Memorial Hospital Corp. Obligation Series 2006 (BB/Baa3)
3,000,000	5.375	06/01/26	2,524,680
3,500,000	5.500	06/01/35	2,763,635
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
40,000,000	8.250	09/01/39	47,910,000
Wayne Charter County Special Airport Facilities RB for Northwest Airlines, Inc. Series 1995(d)
3,250,000	6.750	12/01/15	74,656

			121,519,047

Minnesota – 0.4%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2002 (BB-)
7,500,000	7.250	06/15/32	7,546,950
Washington County Housing & Redevelopment Authority RB for Birchwood & Woodbury Projects Series 2007 A
7,475,000	5.625	06/01/37	5,965,573

			13,512,523

Mississippi – 0.2%
Adams County Environmental Improvement RB for International Paper Co. Project Series 1999 A (AMT) (BBB/Baa3)
1,000,000	6.250	09/01/23	1,007,760
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB)
3,000,000	5.250	12/01/21	2,933,910
1,825,000	5.250	12/01/26	1,707,288

			5,648,958

Missouri – 0.6%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A
1,635,000	6.000	07/01/37	1,126,139

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Missouri – (continued)

Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT)
$11,000,000	6.000%	07/01/25	$8,174,430
3,000,000	6.000	07/01/37	1,980,480
Grindstone Plaza Transportation Development District Sales Tax RB Series 2006 A
250,000	5.250	10/01/21	197,780
385,000	5.400	10/01/26	284,546
Jennings Missouri Tax Increment RB Refunding for Northland Redevelopment Area Project Series 2006
900,000	5.000	11/01/23	798,759
Kansas City IDA Health Facilities RB for First Mortgage Bishop Spencer Series 2004 A
1,000,000	6.250	01/01/24	892,410
2,500,000	6.500	01/01/35	2,116,875
Kansas City IDA RB for Air Cargo Series 2002 (AMT) (Baa3)
1,275,000	6.250	01/01/30	1,074,162
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/Baa1)
1,000,000	5.000	06/01/35	907,410
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007
1,250,000	5.750	04/01/27	979,725
Strother Interchange Transportation Development District-Lees Summit RB Series 2006
675,000	5.000	05/01/24	535,038

			19,067,754

Nevada – 0.6%
Clark County Improvement District No. 142-Local Improvement Special Assessment Series 2003
1,395,000	5.800	08/01/15	1,387,397
4,775,000	6.100	08/01/18	4,660,209
3,815,000	6.375	08/01/23	3,618,413
Clark County Industrial Development RB Refunding for Nevada Power Co. Project Series 1995 C (BB+)
710,000	5.500	10/01/30	710,362
Director of the State of Nevada Department of Business & Industry RB for Las Vegas Monorail Project Series 2000 Second Tier(d)
3,000,000	7.250	01/01/23	150,000
1,250,000	7.375	01/01/30	62,500
16,000,000	7.375	01/01/40	800,000
Henderson Local Improvement Districts No. T-16 Special Assessment Series 2005
1,025,000	4.900	03/01/17	462,162
1,505,000	5.000	03/01/20	678,259
800,000	5.100	03/01/22	360,496
Henderson Local Improvement Districts No. T-17 Special Assessment Series 2005
1,375,000	5.000	09/01/25	991,636
Las Vegas Local Improvement Bonds Special Assessment for Special Improvement District No. 607 Series 2004
1,295,000	5.900	06/01/17	1,048,251

1,330,000	5.900	06/01/18	1,051,511
485,000	6.000	06/01/19	377,883
4,850,000	6.250	06/01/24	3,542,634

			19,901,713

New Hampshire – 0.2%
New Hampshire Health & Education Facilities Authority RB for Speare Memorial Hospital Series 2004 (BBB-)
1,000,000	5.500	07/01/25	957,280
1,400,000	5.875	07/01/34	1,335,012
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB-/Baa3)
1,050,000	5.250	06/01/26	972,909
2,050,000	5.250	06/01/36	1,771,180

			5,036,381

New Jersey – 2.1%
New Jersey Economic Development Authority RB for First Mortgage Lions Gate Project Series 2005 A
710,000	5.750	01/01/25	639,852
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (AA-/A1)
1,640,000	5.000	09/01/34	1,743,992
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (CCC+/B3)
7,500,000	5.500	04/01/28	5,055,375
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (B/B3)
9,000,000	6.250	09/15/29	8,136,900
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BB+/Ba2)
820,000	6.500	07/01/21	776,770
500,000	6.625	07/01/31	438,400
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
30,070,000	6.625	07/01/38	30,898,128
New Jersey Health Care Facilities Financing Authority RB for St. Peters University Hospital Series 2000 A (BBB-/Baa2)
1,500,000	6.875	07/01/30	1,514,025
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 B (BBB-/Baa3)
10,840,000	6.500	07/01/23	9,372,372
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY GO OF CITY) (Aa2)
2,000,000	6.750	12/01/38	2,279,320
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Series 2007 1-C (BB-)(e)
164,600,000	0.000	06/01/41	9,839,788

			70,694,922

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

New Mexico – 0.8%
Farmington New Mexico PCRB Refunding for Public Service Co. RMKT 12/01/97 Series 1997 A (BB+/Baa3)
$4,290,000	5.800%	04/01/22	$4,291,759
Farmington New Mexico PCRB Refunding for Public Service Co. RMKT 12/01/97 Series 1997 C (BB+/Baa3)
580,000	5.800	04/01/22	580,238
Farmington New Mexico PCRB Refunding for Public Service Co. Series 1996 C (AMBAC) (BB+/Baa1)
13,550,000	5.700	12/01/16	13,559,214
Farmington New Mexico PCRB Refunding for San Juan Project RMKT 04/01/06 Series 2003 B (BB+/Baa3)
5,925,000	4.875	04/01/33	5,185,323
Farmington New Mexico PCRB Refunding RMKT 12/01/97 Series 1997 B (BB+/Baa3)
945,000	5.800	04/01/22	945,387
Mariposa East Public Improvement District GO Bonds Series 2006
500,000	5.500	09/01/16	470,300
1,000,000	6.000	09/01/32	780,140

			25,812,361

New York – 1.6%
Hudson Yards Infrastructure Corp. RB Senior Series 2006 A (A/A3)
25,000,000	5.000	02/15/47	24,706,500
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Project Series 2001 B (BB+/Ba2)
975,000	6.375	07/01/31	915,584
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Project Series 2002 C (BB+/Ba2)
1,430,000	6.450	07/01/32	1,351,793
New York City Industrial Development Agency RB Capital Appreciation for Yankee Stadium – Pilot Series 2009 (ASSURED GTY) (AAA/Aa2)(e)
10,210,000	0.000	03/01/42	1,442,979
10,430,000	0.000	03/01/44	1,302,081
7,690,000	0.000	03/01/45	900,576
9,075,000	0.000	03/01/46	1,000,337
5,045,000	0.000	03/01/47	521,502
New York City Industrial Development Agency RB for Queens Baseball Stadium – Pilot Series 2009 (ASSURED GTY) (AAA/Aa2)
1,000,000	6.125	01/01/29	1,139,500
3,000,000	6.375	01/01/39	3,380,010
5,000,000	6.500	01/01/46	5,639,800
New York City Industrial Development Agency Special Facilities RB for American Airlines, Inc. Project Series 1990 (AMT) (CCC+/Caa2)
14,010,000	5.400	07/01/20	10,597,164

			52,897,826

North Carolina – 0.3%
Charlotte Special Facilities RB Refunding for Charlotte/Douglas International Airport US Airways Series 1998 (AMT)
6,760,000	5.600	07/01/27	4,566,245
North Carolina Medical Care Commission Retirement Facilities RB Refunding for First Mortgage United Methodist Church Series 2005 C
1,500,000	5.250	10/01/24	1,406,700
North Carolina Medical Care Community Hospital RB for Maria Parham Medical Center Series 2003 (Radian) (BBB-)
2,505,000	5.500	10/01/13	2,533,532
North Carolina Medical Care Community Retirement Facilities RB Refunding First Mortgage for United Church Project Series 2005 A
500,000	5.250	09/01/21	485,970

			8,992,447

North Dakota – 0.0%
Ward County Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+)
1,500,000	5.125	07/01/29	1,395,090

Ohio – 4.5%
Buckeye Tobacco Settlement Financing Authority RB for Asset Backed Bonds Senior Turbo Series 2007 A-2 (BBB/Baa3)
88,580,000	6.500	06/01/47	78,890,234
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (CCC+/B3)
28,290,000	5.375	09/15/27	22,937,532
Cleveland-Cuyahoga County Port Authority RB for Columbia National Series 2005 D (AMT) (BBB-)
690,000	5.000	05/15/20	571,451
Cleveland-Cuyahoga County Port Authority RB for Perrysburg Project Series 2006 (BBB-)
1,020,000	4.800	11/15/35	735,410
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB)
15,540,000	5.000	01/01/27	13,761,136
15,000,000	5.000	01/01/37	12,680,250
Jeffrey Place New Community Authority RB for Jeffrey Place Redevelopment Series 2007 A
1,000,000	5.000	12/01/22	728,400
1,000,000	5.000	12/01/32	635,190
Ohio Air Quality Development Authority PCRB Refunding for FirstEnergy Solutions Corp. Series 2009 C (BBB/Baa1)
6,000,000	5.625	06/01/18	6,532,980
Ohio Air Quality Development Authority RB Refunding for Columbus Southern Power Co. Project Series 2009 B (BBB/A3)(c)
3,000,000	5.800	12/01/19	3,198,180
Ohio State Water Development Authority PCRB Refunding for FirstEnergy Solutions Corp. Series 2009 A (BBB/Baa1)(c)
6,000,000	5.875	06/01/16	6,610,800
Pinnacle Community Infrastructure Financing Authority RB for Ohio Facilities Series 2004 A
2,500,000	6.250	12/01/36	1,947,850

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Ohio – (continued)

Toledo-Lucas County Ohio Port Authority Development RB for Northwest Ohio Bond Fund-Preston Series 2006 B (BBB-)
$2,040,000	4.800%	11/15/35	$1,254,314

			150,483,727

Oklahoma – 0.8%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BBB)
4,725,000	5.000	12/01/27	4,363,585
Tulsa Municipal Airport Trust RB for American Airlines, Inc. Project Series 1995 (B-/Caa2)
21,000,000	6.250	06/01/20	19,203,870
Weatherford Hospital Authority RB Series 2006
2,200,000	6.000	05/01/25	2,078,758
1,365,000	6.000	05/01/31	1,223,859

			26,870,072

Oregon – 0.3%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007
4,750,000	5.500	03/01/37	3,789,550
Gilliam County Solid Waste Disposal RB for Waste Management, Inc. Convertible 05/05/04 Series 2000 A (BBB)(c)
2,500,000	6.000	05/03/10	2,538,050
Oregon State Economic Development RB for Georgia Pacific Corp. Series 1995 Class VII (AMT) (B/B2)
890,000	6.350	08/01/25	856,438
Portland Oregon Multi-Family Housing RB for Pacific Tower Series 2001 C
2,510,000	7.000	12/01/34	2,336,534

			9,520,572

Pennsylvania – 5.6%
Allegheny County Hospital Development Authority RB for West Pennsylvania Health System Series 2007 A (BB/Ba3)
30,000,000	5.000	11/15/28	23,861,400
82,860,000	5.375	11/15/40	65,019,413
Allentown Area Hospital Authority RB for Sacred Heart Hospital Series 2005 (BB-/Ca)
6,675,000	6.000	11/15/16	5,867,525
Chester Economic Development Authority RB Guaranteed Series 2004 (MUN GOVT GTD)
8,640,000	7.000	03/01/19	8,704,109
Geisinger Authority Health System Variable RB for Geisinger Health System Series 2007 (AA/Aa2)(h)
48,000,000	1.094	05/01/37	34,734,240
Montgomery County IDA RB for Whitemarsh Continuing Care Series 2005
1,720,000	5.125	02/01/12	1,649,669
1,775,000	5.300	02/01/13	1,678,707
2,000,000	6.125	02/01/28	1,493,880
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy, Inc. Series 2002 A (BB-/B1)
3,810,000	6.750	12/01/36	3,961,752

Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy, Inc. Series 2003 A (BB/B1)
3,715,000	6.750	12/01/36	3,862,968
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy, Inc. Series 2004 A (AMT) (BB-/B1)
11,235,000	6.750	12/01/36	11,682,490
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy Seward LLC Project Series 2001 A (BB-/B1)
6,665,000	6.750	12/01/36	6,930,467
Pennsylvania Economic Development Financing Authority Exempt Facilities RB Refunding for Exelon Generation Co. LLC Project Series 2009 A (BBB/A3)(c)
2,000,000	5.000	06/01/12	2,112,840
Philadelphia Authority Industrial Development RB for Please Touch Museum Project Series 2006 (BBB-)
3,000,000	5.250	09/01/26	2,612,970
3,000,000	5.250	09/01/31	2,512,860
2,000,000	5.250	09/01/36	1,636,260
Scranton Lackawanna Health & Welfare Authority RB for Moses Taylor Hospital Project Series 1997 (B-)
500,000	6.150	07/01/14	456,075
4,825,000	6.200	07/01/17	4,127,546
6,840,000	6.250	07/01/20	5,523,232

			188,428,403

Puerto Rico – 8.0%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa3)
13,225,000	6.000	07/01/38	13,789,443
9,615,000	6.000	07/01/44	9,984,601
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2007 A (BBB-/Baa3)
1,750,000	5.250	07/01/31	1,750,945
11,035,000	5.250	07/01/34	10,794,768
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A (BBB-/Baa3)
2,660,000	5.125	07/01/31	2,660,452
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (NATL-RE) (A/Baa1)
36,000,000	5.250	07/01/35	36,558,720
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (BBB/Baa3)(h)
48,250,000	0.930	07/01/45	26,311,208
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Series 2006 B (BBB+/Baa3)
10,000,000	5.000	07/01/46	9,011,400
Puerto Rico Electric Power Authority RB Series 2007 TT (BBB+/A3)
13,040,000	5.000	07/01/32	13,205,999

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)

Puerto Rico Public Buildings Authority RB for Government Facilities Series 2007 N (COMWLTH GTD) (BBB-/Baa3)
$2,060,000	5.500%	07/01/21	$2,149,425
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 F (CIFG-TCRS/COMWLTH GTD) (BBB-/Baa3)
11,500,000	5.250	07/01/17	12,535,805
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M (COMWLTH GTD) (BBB-/Baa3)
2,000,000	6.250	07/01/23	2,250,380
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 P (COMWLTH GTD) (BBB-/Baa3)
1,000,000	6.125	07/01/23	1,087,420
Puerto Rico Public Finance Corp. RB Commonwealth Appropriations Series 2004 A (LOC – Government Development Bank of Puerto Rico) (BBB-/Ba1)(c)
845,000	5.750	02/01/12	881,056
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriations Series 2004 A (LOC – Government Development Bank for Puerto Rico) (NATL-RE) (A/Baa1)(c)
9,585,000	5.250	02/01/12	9,888,461
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subordinate Series 2009 A (A+/A2)
45,000,000	6.000	08/01/42	49,445,100
20,000,000	6.500	08/01/44	22,669,800
Puerto Rico Sales Tax Financing Corp. Sales Tax RB for Capital Appreciation First Subordinate Series 2009 A (A+/A2)(e)(f)
27,750,000	0.000	08/01/32	21,136,342
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Rolls RR II R-11758-1 Series 2009 (AA-)(a)(b)
16,665,000	15.621	12/01/47	20,586,774

			266,698,099

Rhode Island – 0.1%
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2007 A (BB)(e)
68,950,000	0.000	06/01/52	1,580,334
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2007 B (BB-)(e)
85,300,000	0.000	06/01/52	1,500,427

			3,080,761

South Carolina – 0.5%
Connector 2000 Association, Inc. Toll Road RB for Capital Appreciation Series 1998 B (CC)(e)
15,000,000	0.000	01/01/33	831,000
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A
4,304,000	6.875	11/01/35	3,393,273
Lancaster County Assessment Special Assessment for Edenmoor Improvement District Series 2006 A
4,935,000	5.750	12/01/37	2,022,215

York County Industrial RB Exempt Facility Hoechst Celanese Series 1994 (AMT) (B+/B1)
12,230,000	5.700	01/01/24	10,809,975

			17,056,463

South Dakota – 0.3%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2007 (AA-/A1)
5,000,000	5.000	11/01/40	5,035,800
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2009 (AA-/A1)
1,500,000	5.250	11/01/29	1,544,895
2,500,000	5.500	11/01/40	2,616,000

			9,196,695

Tennessee – 1.0%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A
1,675,000	5.125	04/01/23	1,359,447
Chattanooga Health Educational & Housing Facility Board RB Refunding for CDFI Phase I LLC Project Series 2005 A (BBB-)
660,000	5.000	10/01/15	627,198
11,710,000	5.000	10/01/25	9,644,473
14,500,000	5.125	10/01/35	11,152,385
Johnson City Health & Educational Board Retirement Facilities RB for Appalachian Christian Village Project Series 2004 A
1,000,000	6.250	02/15/32	813,680
Knox County Health Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+)
2,000,000	5.250	04/01/36	1,914,560
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 A (AMT)(c)
9,080,000	5.750	04/01/25	6,163,685
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 B(h)
1,840,000	1.750	04/01/42	1,430,232
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A
2,000,000	5.625	09/01/26	1,713,860

			34,819,520

Texas – 11.5%
Alliance Airport Authority Special Facilities RB Refunding for American Airlines, Inc. Project Series 2007 (AMT) (CCC+)
64,470,000	5.250	12/01/29	42,242,033
25,000,000	5.750	12/01/29	17,535,250
Austin Texas Convention Enterprises, Inc. RB for Third Tier Series 2001 C-2
9,785,000	9.750	01/01/26	9,855,354
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (CCC/Caa3)
17,740,000	5.000	03/01/41	10,089,270

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Brazos River Authority PCRB Refunding for TXU Electric Co. LLC Project Series 2001 C (AMT) (CCC/Caa3)(c)
$8,000,000	5.750%	11/01/11	$6,855,920
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (CCC/Caa3)
9,275,000	6.750	10/01/38	5,555,261
Brazos River Authority RB for Houston Industries, Inc. Project Series 1998 A (AMBAC) (BBB+/Baa1)
14,000,000	5.125	05/01/19	14,036,260
Brazos River Authority RB for Houston Industries, Inc. Project Series 1998 C (AMBAC) (BBB+/Baa1)
20,425,000	5.125	05/01/19	20,478,514
Dallas County Flood Control District GO Bonds Refunding Series 2002(b)
6,000,000	7.250	04/01/32	6,302,040
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1995 (CCC+/Caa2)
12,750,000	6.000	11/01/14	11,470,028
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1999 (AMT) (GTY AGMT) (CCC+/Caa2)
46,720,000	6.375	05/01/35	34,596,627
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for Delta Airlines, Inc. Series 1991(d)
3,250,000	7.625	11/01/21	213,525
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Refunding for American Airlines, Inc. Series 2007 (CCC+)
16,450,000	5.500	11/01/30	11,284,864
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Series 2001 A-1 (Ba2)
17,100,000	6.150	01/01/16	16,880,778
Gulf Coast Waste Disposal Authority RB Refunding Series 2002 A (BBB/Baa3)
8,115,000	6.100	08/01/24	8,103,152
Houston Airport System RB Refunding Senior Lien Bonds Series 2009 A (AA-/Aa3)
18,335,000	5.500	07/01/34	19,687,390
Houston Airport System RB Special Facilities for Continental Airlines, Inc. Series 1998 B (AMT) (CCC+/B3)
1,000,000	5.700	07/15/29	802,710
Matagorda County Navigation District No. 1 PCRB Refunding for Central Power and Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa2)
5,200,000	6.300	11/01/29	5,691,140
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-)
2,025,000	5.500	02/15/25	1,840,887
4,115,000	5.625	02/15/35	3,516,432
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (B+/Ba3)
4,200,000	7.200	01/01/21	4,219,488
5,000,000	7.250	01/01/31	4,903,750

North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
25,400,000	6.250	01/01/39	28,321,000
North Texas Tollway Authority RB Refunding for Toll Second Tier Series 2008 F (BBB+/A3)
53,205,000	5.750	01/01/38	56,272,800
Rio Grande Valley Health Facilities Development Corp. Texas Hospital RB for Valley Health Medical Centre Project Series 1992 A (NATL-RE) (A/Baa1)
4,040,000	6.375	08/01/22	4,044,444
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (CCC/Caa3)
5,950,000	5.200	05/01/28	3,563,158
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project Series 2000 A (CCC/Caa3)
7,110,000	6.450	06/01/21	4,260,170
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project Series 2001 A (CCC/Caa3)(c)
16,265,000	5.500	11/01/11	13,938,942
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligation Group Series 2007 (BBB+)
4,075,000	5.125	05/15/37	3,328,867
Tom Green County Health Facilities Development Corp. Hospital RB for Shannon Health System Project Series 2001 (BBB/Baa3)
2,000,000	6.750	05/15/21	2,063,360
Tomball Hospital Authority RB Refunding Series 2005 (Baa3)
250,000	5.000	07/01/15	248,628
8,650,000	5.000	07/01/20	7,397,999
5,850,000	5.000	07/01/23	5,322,564

			384,922,605

Utah – 0.1%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A
4,720,000	6.375	08/15/11	4,650,333

Vermont – 0.0%
Vermont Economic Development Authority Mortgage RB for Wake Robin Corp. Project Series 2006 A
1,300,000	5.250	05/01/26	1,111,812

Virginia – 0.3%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007
1,000,000	5.000	01/01/31	766,820
Bedford County IDA RB Refunding for Nekoosa Packaging Corp. Project Series 1998 (AMT) (B2)
520,000	5.600	12/01/25	462,134
Loudoun County IDA Residential Care Facility RB Refunding for Falcons Landing Series 2004 A
1,750,000	6.000	08/01/24	1,631,140
Norfolk Redevelopment & Housing Authority RB for First Mortgage Retirement Community Series 2004 A
500,000	6.000	01/01/25	457,035
1,100,000	6.125	01/01/35	950,653

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Virginia – (continued)

Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006
$725,000	5.150%	09/01/24	$628,046
1,000,000	5.300	09/01/31	811,830
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005
500,000	5.000	11/01/22	432,210
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/38	4,619,480

			10,759,348

Washington – 0.2%
Terrace Heights Sewer District RB for Refunding and Capital Improvement Series 2006
680,000	4.750	01/01/29	642,233
1,075,000	5.000	01/01/33	1,000,234
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AAA/Aa2)
750,000	6.000	08/15/39	800,550
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AAA/Aa2)
1,750,000	6.000	08/15/39	1,867,950
Washington Health Care Facilities Authority RB Series 2007 C (Radian) (BBB/Baa2)
2,000,000	5.500	08/15/42	1,909,380

			6,220,347

West Virginia – 0.0%
Ohio County Commission Sewage System Tax Allocation for Fort Henry Centre Financing District Series 2007 A
640,000	5.850	06/01/34	535,776

Wisconsin – 3.1%
Wisconsin State Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB+)
1,500,000	6.100	05/01/34	1,515,375
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
5,825,000	5.125	05/15/29	5,155,824
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
1,400,000	5.000	05/15/36	1,188,726
Wisconsin State Health & Educational Facilities Authority RB for Vernon Memorial Healthcare, Inc. Project Series 2005 (BBB-)
3,000,000	5.100	03/01/25	2,787,810
3,800,000	5.250	03/01/35	3,345,330
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (BBB+/Baa2)
11,365,000	5.250	08/15/21	11,324,540
9,700,000	5.250	08/15/23	9,530,735
7,565,000	5.250	08/15/24	7,374,135

9,715,000	5.250	08/15/25	9,389,645
2,000,000	5.250	08/15/31	1,834,420
16,500,000	5.250	08/15/34	15,049,155
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Services, Inc. Series 1993 (NATL-RE) (A/Baa1)
15,000,000	5.750	08/15/22	15,018,450
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Services, Inc. Series 2003 A (BBB+/Baa2)
5,000,000	5.250	08/15/25	4,832,550
1,585,000	5.125	08/15/33	1,423,076
Wisconsin State Health & Educational Facilities Authority RB Refunding for Illinois Senior Housing, Inc. Series 2006
1,275,000	5.650	08/01/21	1,111,966
2,385,000	5.800	08/01/29	1,867,336
Wisconsin State Health & Educational Facilities Authority RB Refunding for Wheaton Healthcare Series 2006 B (BBB+/Baa2)
10,970,000	5.125	08/15/30	9,895,818

			102,644,891

Wyoming – 0.4%
Sweetwater County Wyoming PCRB Refunding for Idaho Power Co. Project Series 2006 (A/A3)
12,000,000	5.250	07/15/26	12,783,000

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $3,324,863,914)			$3,085,610,565

Other Municipal Debt Obligations – 1.9%

Charter Mac Equity Issuer Trust Series 2004 A-4-1 (AMT) (Aaa)(b)(c)
9,000,000	5.750	05/15/15	9,163,260
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2000 (Ba2)(b)(c)
4,000,000	7.750	11/01/10	3,080,080
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 (Baa2)(b)(c)
4,000,000	5.200	09/30/14	2,839,960
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 (Baa3)(b)(c)
3,000,000	5.400	09/30/14	1,965,000
3,000,000	5.800	09/30/19	1,964,850
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 A-2 (Baa1)(b)(c)
6,000,000	4.900	09/30/14	4,927,320
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 C (Baa3)(b)(c)
11,000,000	4.700	11/17/09	9,892,850
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (Baa1)(b)(c)
8,000,000	5.125	09/30/15	6,400,160

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Other Municipal Debt Obligations – (continued)

Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (Baa2)(b)(c)
$8,000,000	5.300%	09/30/15	$5,560,240
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (Ba1)(b)(c)
6,000,000	5.900	09/30/20	3,119,700
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 A-3 (Baa1)(b)(c)
4,000,000	4.950	09/30/12	3,480,080
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (Baa3)(b)(c)
3,000,000	5.500	09/30/15	1,902,420
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005 A (A2)(b)
8,409,000	4.050	05/04/10	8,482,495

TOTAL OTHER MUNICIPAL DEBT OBLIGATIONS
(Cost $77,255,801)			$62,778,415

Shares	Description	Value

Common Stock – 0.0%

13,163	Delta Air Lines, Inc.(j)	$117,940
(Cost $0)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – 1.7%

Connecticut – 0.4%
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2001 V-1 (A-1+/VMIG1)(h)
$6,800,000	0.230%	10/01/09	$6,800,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2001 V-2 (A-1+/VMIG1)(h)
6,300,000	0.220	10/01/09	6,300,000

			13,100,000

Massachusetts – 0.2%
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University Series 1999 R (A-1+/VMIG1)(h)
6,000,000	0.220	10/01/09	6,000,000

New Hampshire – 0.1%
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Series 2007 A (A-1+/VMIG1)(h)
1,600,000	0.280	10/01/09	1,600,000

New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Series 2007 B (A-1+/VMIG1)(h)
2,000,000	0.280	10/01/09	2,000,000

			3,600,000

New York – 0.9%
New York City Municipal Water Finance Authority Water & Sewer VRDN RB Second Generation Resolution Series 2008 BB-1 (A-1/VMIG1)(h)
1,900,000	0.290	10/01/09	1,900,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002-1 Subseries 1-D (LIQ – Landesbank Hessen-Thuringen) (A-1+/VMIG1)(h)
8,000,000	0.280	10/01/09	8,000,000
New York City VRDN GO Bonds Subseries 1993 A-8 (LOC – JPMorgan Chase Bank) (A-1+/VMIG1)(h)
11,500,000	0.250	10/01/09	11,500,000
New York State Dormitory Authority VRDN RB for Cornell University Series 1990 B (A-1+/VMIG1)(h)
800,000	0.280	10/01/09	800,000
Tompkins County Industrial Development Agency VRDN RB for Cornell University Civic Facilities Series 2008 A-1 (A-1+/VMIG1)(h)
8,000,000	0.280	10/01/09	8,000,000

			30,200,000

Texas – 0.1%
Texas Water Development Board VRDN RB Refunding State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(h)
5,089,000	0.330	10/01/09	5,089,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $57,989,000)			$57,989,000

Shares	Rate	Value

Investment Companies – 3.3%

JPMorgan Tax Free Money Market Fund – Institutional Shares(h)
101,894,983	0.250%	$101,894,983
Morgan Stanley Institutional Liquidity Fund – Tax-Exempt Portfolio – Institutional Shares(h)
7,262,287	0.215	7,262,287

TOTAL INVESTMENT COMPANIES
(Cost $109,157,270)		$109,157,270

TOTAL INVESTMENTS – 99.3%
(Cost $3,569,265,985)		$3,315,653,190

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		22,489,769

NET ASSETS – 100.0%		$3,338,142,959

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Inverse variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $99,895,585, which represents approximately 3.0% of net assets as of September 30, 2009.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2009.

(d)	Security is currently in default.

(e)	Security issued with zero coupon. Income is recognized through the accretion of discount.

(f)	Security is issued with zero coupon until the next reset date.

(g)	When-issued security.

(h)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2009.

(i)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(j)	Non-income producing security.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AGC	—	Insured by ACE Guaranty Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
ASSURED GTY	—	Insured by Assured Guaranty
BANS	—	Bond Anticipation Notes
BNY	—	Insured by the Bank of New York Mellon Corp.
CIFG	—	CIFC Assurance North America, Inc.
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA INS	—	Insured by Federal Housing Administration
FSA	—	Insured by Financial Security Assurance Co.
FSA-CR	—	Insured by Financial Security Assurance Co. Insured Custodial Receipts
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF CITY	—	General Obligation of City
GO OF INSTN	—	General Obligation of Institution
GTY AGMT	—	Guaranteed Agreement
ICC	—	Insured Custody Certificates
IDA	—	Industrial Development Authority
LIBOR	—	London Interbank Offered Rate
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MUN GOVT GTD	—	Municipal Government Guaranteed
NATL-RE	—	Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—	National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
PCRB	—	Pollution Control Revenue Bond
Q-SBLF	—	Qualified School Board Loan Fund
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RMKT	—	Remarketed
TCRS	—	Transferable Custodial Receipts
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACT — At September 30, 2009, the Fund had an outstanding swap contract with the following terms:

CREDIT DEFAULT SWAP CONTRACT

		Notional	Rate		Credit Spread at
		Amount	Received	Termination	September 30, 2009(a)	Market
Swap Counterparty	Reference Obligation	(000’s)	by the Fund	Date	(basis points)	Value(b)

Protection Sold:
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$10,000	3.000%	06/20/19	178	$867,893

(a)	A credit spread on the referenced obligation, together with the period of expiration, is an indicator of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.
(b)	There are no upfront payments on the swap contract listed above, therefore the unrealized gain on the swap contract is equal to its market value.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – 94.0%

Alabama – 1.4%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA)(a)(b)(d)
$1,000,000	13.740%	11/03/16	$1,241,550
Alabama State Public School & College Authority RB for Capital Improvement Series 1999 D (AA/Aa2)
1,150,000	5.750	08/01/19	1,171,287
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+)
1,780,000	5.750	12/01/36	1,524,374
Birmingham Alabama GO Bonds Capital Improvement Warrants Series 2000 A (AA/Aa3)
1,000,000	5.550	08/01/21	1,025,730
Health Care Authority RB for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
575,000	5.000	11/15/17	579,485
100,000	5.000	11/15/21	94,150
Mobile Alabama Board of Water & Sewer Commissioners RB Series 2002 (NATL-RE FGIC) (AA-/A2)
1,000,000	5.250	01/01/18	1,035,570
Tuscaloosa Alabama Educational Building Authority RB for Stillman College Project Series 2007 A (BBB-)
2,900,000	5.250	06/01/37	2,288,738

			8,960,884

Alaska – 0.9%
Alaska State Housing Finance Corp. RB for General Housing Series 2005 A (FGIC) (AA/Aa2)
4,000,000	5.250	12/01/34	4,138,280
Anchorage Alaska Water RB Refunding Series 2004 (NATL-RE) (AA)(c)
1,000,000	5.125	05/01/14	1,154,330

			5,292,610

Arizona – 2.3%
Arizona Health Facilities Authority RB for Phoenix Children’s Hospital Series 2007 A(d)(g)
4,170,000	1.400	02/02/15	3,560,221
Arizona School Facilities Board RB for State School Trust Series 2004 A (AMBAC)(c)
3,410,000	5.750	07/01/14	4,051,558
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa2)
2,200,000	7.250	02/01/40	2,515,634
Navajo County Arizona Pollution Control Corp. PCRB Series 2009 B (BBB-/Baa2)(d)
2,000,000	5.500	06/01/14	2,096,720
Northern Arizona University RB Series 2003 (FGIC) (A+/A2)(c)
1,235,000	5.500	06/01/14	1,449,618
Queen Creek Arizona Improvement District No. 1 Special Assessment Series 2006 (BBB/Baa2)
500,000	5.000	01/01/26	471,800

			14,145,551

Arkansas – 0.1%
Arkansas State Development Finance Authority RB for Single Family Mortgage Backed Securities Series 2008 B (AMT) (GNMA/FNMA) (AAA)
520,000	5.500	07/01/23	552,120
Paragould Arkansas Sales and Use Tax RB Series 2001 (AMBAC)
25,000	5.100	06/01/18	25,133

			577,253

California – 18.4%
Abag Finance Authority RB for Non-Profit Corps. RB for San Diego Hospital Association Series 2001 A (A-/A3)
1,790,000	6.125	08/15/20	1,826,606
Bay Area Toll Authority California Toll Building Authority RB for San Francisco Bay Area Series 2008 F1 (AA/Aa3)
4,000,000	5.500	04/01/43	4,410,120
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (GO OF INSTN) (AAA/Aa1)
5,000,000	5.000	11/01/39	5,419,650
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA/Aa2)
1,000,000	6.500	10/01/33	1,134,650
California Housing Finance Agency RB for Home Mortgage Series 2006 I (AMT) (AA-/Aa3)
2,000,000	4.800	08/01/36	1,719,720
California Infrastructure & Economic Development Bank RB for Los Angeles County Department of Public Social Services Series 2003 (AMBAC)
1,000,000	5.750	09/01/23	1,032,660
California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Series 1998 A (AMT) (BBB)(d)
2,500,000	4.500	06/01/10	2,497,950
California State GO Bonds for Various Purposes Series 2009 (A/Baa1)
5,000,000	6.500	04/01/33	5,798,900
2,750,000	6.000	04/01/38	3,016,722
California State GO Bonds Refunded Balance Series 2000 (FGIC) (AAA/Baa1)(c)
75,000	5.250	09/01/10	78,390
California State Public Works Board Lease RB for UCLA Replacement Hospital Series 2002 A (FSA) (AAA/Aa2)
2,000,000	5.375	10/01/19	2,144,880
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (A)
1,435,000	5.750	08/15/38	1,509,089
Chabot-Las Positas Community College District GO Bonds for Capital Appreciation Bonds Series 2006 C (AMBAC) (AA-/Aa2)(e)
6,340,000	0.000	08/01/35	1,288,415
Citrus Community College District GO Bonds for Capital Appreciation of the 2004 Election Series 2009 C (AA-/Aa3)(e)
6,500,000	0.000	06/01/34	1,602,705

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Eastern California Municipal Water District Community Facilities Special Tax District No. 2003-25 Improvement Area D Series 2006
$425,000	5.000%	09/01/36	$312,090
Eastern California Municipal Water District Community Facilities Special Tax District No. 2005-40 Mahogany Promontory Pointe Series 2006
410,000	5.000	09/01/36	314,864
Foothill-De Anza California Community College District GO Bonds for Capital Appreciation Bonds Series 2007 B (AMBAC) (AA/Aa1)(e)
11,235,000	0.000	08/01/36	2,747,632
Foothill-De Anza California Community College District GO Bonds Series 2007 A (AMBAC) (AA/Aa1)
6,000,000	5.000	08/01/27	6,453,540
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Capital Appreciation for Asset Backed Bonds Subseries 2007 B (BB)(e)
50,000,000	0.000	06/01/47	1,952,500
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Capital Appreciation for Asset Backed Bonds Subseries 2007 C (BBB-)(e)
19,500,000	0.000	06/01/47	647,595
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2003 A-3 (AAA/Aaa)(c)
350,000	7.875	06/01/13	428,508
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2003 A-5 (AAA/Aaa)(c)
650,000	7.875	06/01/13	795,801
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2007 A-1 (BBB/Baa3)
5,000,000	5.000	06/01/33	4,318,750
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2003 B (AAA/Aaa)(c)
7,800,000	5.500	06/01/13	8,893,638
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (A-/Baa2)
3,075,000	5.000	06/01/45	2,877,247
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Senior Asset Backed Bonds Series 2007 A-1 (BBB/Baa3)
4,500,000	5.750	06/01/47	3,750,570
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-1 (AAA/Aaa)(c)
1,225,000	6.750	06/01/13	1,450,988
Hacienda La Puente California Unified School District GO Bonds for Election 2000 Series 2003 B (FSA) (AAA/Aa3)(c)
1,200,000	5.250	08/01/13	1,382,952

Lafayette California Redevelopment Agency Tax Allocation RB for Lafayette Redevelopment Project Series 2005 (Radian) (A)
120,000	5.000	08/01/35	110,222
Lake Elsinore California Unified School District Community Facilities District Special Tax Series 2005-3
595,000	5.000	09/01/25	461,345
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AAA/Aa2)(e)
2,000,000	0.000	08/01/37	379,900
4,500,000	0.000	08/01/38	802,980
4,500,000	0.000	08/01/39	754,200
Menlo Park California GO Bonds Series 2002 (AAA/Aa1)
1,000,000	5.250	08/01/27	1,067,640
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (A)(e)
1,205,000	0.000	08/01/26	459,864
Metropolitan Water District Waterworks of Southern California RB Refunding Series 2001 A (AAA/Aa2)
1,000,000	5.100	07/01/25	1,053,340
M-S-R Energy Authority Gas RB Series 2009 A (A)
1,750,000	6.500	11/01/39	1,997,345
M-S-R Energy Authority Gas RB Series 2009 C (A)
3,500,000	6.125	11/01/29	3,900,260
1,750,000	6.500	11/01/39	1,997,345
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AAA/Aa2)(e)
2,150,000	0.000	08/01/31	618,727
4,150,000	0.000	08/01/32	1,113,113
3,500,000	0.000	08/01/33	873,950
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AAA/Aa2)(e)(f)
6,450,000	0.000	08/01/38	4,246,293
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(g)
3,000,000	0.763	12/01/35	2,268,690
San Diego Community College District GO Bonds for Election of 2002 Series 2005 (FSA) (AAA/Aa2)
3,000,000	5.000	05/01/30	3,154,560
San Diego County Water Authority COPS Series 2008 A (FSA) (AAA/Aa3)
10,000,000	5.000	05/01/33	10,526,500
San Diego Unified School District GO Bonds for Election of 1998 Series 2002 D (FGIC) (AA/Aa2)
1,000,000	5.250	07/01/24	1,106,690
San Gabriel Unified School District GO Bonds Unrefunded Balance Series 2002 A (FSA) (AAA/Aa3)
55,000	5.375	08/01/21	59,125
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (A/Baa1)(e)
1,605,000	0.000	01/15/26	440,011

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Santa Ana Unified School District COPS Series 2007 (NATL-RE) (A/A3)
$5,000,000	5.250%	04/01/37	$5,136,950
Silicon Valley Tobacco Securitization Authority Tobacco Settlement RB Turbo Capital Appreciation for Santa Clara County Tobacco Securitization Corp. Series 2007 A (BBB)(e)
8,000,000	0.000	06/01/36	826,480
Temecula Valley Unified School District Community Facilities District Special Tax District No. 2004-1 Improvement Area A Series 2007
1,865,000	5.000	09/01/37	1,415,666
Torrance California COPS Refunding & Public Improvement Project Series 2005 B (AMBAC) (AA-/A1)
310,000	5.250	06/01/34	320,834
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (A)(e)
1,175,000	0.000	08/01/25	482,138

			115,381,300

Colorado – 1.2%
Colorado Health Facilities Authority Hospital RB for Poudre Valley Health Care, Inc. Series 2005 F (A-/A3)
800,000	5.000	03/01/25	803,344
Colorado Health Facilities Authority RB for Catholic Health Initiatives Series 2001 (AA/Aa2)(c)
325,000	5.500	09/01/11	354,539
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-)
1,150,000	5.000	12/01/35	923,335
Colorado Health Facilities Authority RB for Portercare Adventist Health System Series 2001 (A2)(c)
275,000	6.500	11/15/11	310,200
E-470 Public Highway Authority RB for Capital Appreciation Series 2004 B (NATL-RE) (A/Baa1)(e)
5,000,000	0.000	09/01/27	1,681,400
La Plata County Colorado Durango School District No. 9-R GO Bonds Series 2002 (NATL-RE)(c)
1,000,000	5.250	11/01/12	1,127,290
West Metro Fire Protection District GO Bonds Series 2006 A (NATL-RE) (Aa3)
2,200,000	5.250	12/01/26	2,457,972

			7,658,080

Connecticut – 0.6%
Connecticut State Development Authority PCRB Refunding for The Connecticut Light & Power Co. RMKT 9/23/98 Series 1993 A (BBB/Baa1)
2,150,000	5.850	09/01/28	2,190,054
Connecticut State Development Authority PCRB Refunding for The Connecticut Light & Power Co. Project RMKT 12/05/08 Series 1996 A (AMT) (BBB+/A2)(d)
1,500,000	5.250	04/01/10	1,531,980

			3,722,034

District of Columbia – 1.5%
District of Columbia Hospital RB for Children’s Hospital Obligated Group Series 2008 (FSA) (AAA)
1,500,000	5.250	07/15/45	1,527,330
District of Columbia Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 (BBB/Baa3)
600,000	6.250	05/15/24	604,824
1,000,000	6.500	05/15/33	1,035,610
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AA/Aa3)
5,000,000	6.000	10/01/35	5,939,900

			9,107,664

Florida – 7.1%
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (BBB+)
1,300,000	5.000	05/01/19	1,278,615
Bluewaters Community Development District Special Assessment Series 2004
2,460,000	6.000	05/01/35	2,153,140
Bridgewater Wesley Chapel Community Development District Special Assessment for Capital Improvement Series 2005
2,315,000	5.750	05/01/35	2,057,780
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Bonds Series 2009 A-1 (A+/A2)
3,650,000	5.500	06/01/17	3,869,401
Coconut Cay Community Development District Special Assessment Series 2006
960,000	5.375	05/01/36	774,854
Coral Gables Health Facilities Authority RB for Baptist Health South Florida Series 2004 (FSA) (AAA/Aaa)(c)
1,000,000	5.250	08/15/14	1,166,970
Covington Park Florida Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (A-)
610,000	5.000	05/01/21	611,153
Crossings At Fleming Island Community Development District of Florida Special Assessment Refunding Series 2000 B (NATL-RE) (A/Baa1)
1,765,000	5.800	05/01/16	1,782,827
Crossings At Fleming Island Community Development District of Florida RB Refunding Series 2007 (NATL-RE) (A/Baa1)
125,000	4.750	10/01/36	127,245
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004
1,600,000	6.000	05/01/34	1,473,040
Double Branch Community Development District Special Assessment Series 2005 A (A-)
550,000	5.350	05/01/34	500,396
Florida State Municipal Power Agency RB Series 2009 A (A+/A1)
1,000,000	6.250	10/01/31	1,171,190
Hamal Florida Community Development District Special Assessment Refunding and Improvement Series 2006 A (NATL-RE) (A/Baa1)
2,755,000	5.375	05/01/22	2,791,614

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

High Ridge Quantum Community Development District Special Assessment for Boyton Beach Series 2005 A
$1,850,000	5.750%	05/01/35	$1,741,553
Highlands County Health Facilities Authority RB for Adventist Health System/Sunbelt Obligated Group Series 2005 B (ETM) (A+/A1)
60,000	5.000	11/15/09	60,292
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (BBB+/Baa1)
300,000	5.625	03/01/24	294,903
Keys Cove Community Development District Special Assessment Series 2004
1,145,000	5.875	05/01/35	1,013,577
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB+)
2,500,000	5.000	11/15/13	2,477,025
Longleaf Community Development District Special Assessment Refunding Series 2006
1,255,000	5.375	05/01/30	1,011,053
Marsh Harbour Community Development District Special Assessment Series 2005 A
860,000	5.450	05/01/36	614,848
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A
945,000	6.000	05/01/35	834,199
Miami-Dade County Florida Aviation RB RMKT 03/17/08 Series 2003 E (AMT) (NATL-RE) (A/A2)
500,000	5.250	10/01/13	534,425
425,000	5.250	10/01/14	451,771
575,000	5.250	10/01/16	608,028
Miami-Dade County Florida Expressway Authority RB Series 2004 B (NATL-RE FGIC) (A/A3)
1,000,000	5.250	07/01/26	1,043,760
Port Everglades Authority RB for Port Facilities Series 1986 (ETM) (AAA/Aaa)
2,135,000	7.125	11/01/16	2,541,419
Sail Harbour Community Development District Special Assessment Series 2005 A
955,000	5.500	05/01/36	738,062
Sonoma Bay Community Development District Special Assessment Series 2005 A
625,000	5.450	05/01/36	415,769
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
2,000,000	6.500	11/15/39	2,156,600
Sumter Landing Florida Community Development District Recreational RB Series 2005 A (NATL-RE) (A/Baa1)
250,000	4.625	10/01/30	159,742
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (A/Baa1)
1,395,000	4.500	05/01/18	1,438,008
Tampa Water & Sewer RB Refunding Series 2001 A (AA/Aa2)
1,000,000	5.250	10/01/19	1,053,340

Thousand Oaks Community Development District Special Assessment Series 2005 A-1
940,000	5.350	05/01/35	754,632
Village Community Development District No. 5 Special Assessment Series 2003 A
2,325,000	6.100	05/01/34	2,304,424
Village Community Development District No. 6 Special Assessment Series 2007
2,235,000	5.250	05/01/37	1,820,229
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvement Series 2005
985,000	5.600	05/01/36	775,362

			44,601,246

Georgia – 0.2%
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BBB-/Baa2)
325,000	5.500	01/01/34	293,244
Georgia State GO Bonds Prerefunded Series 1992 B (ETM) (AAA/Aaa)
5,000	6.000	03/01/12	5,608
Georgia State GO Bonds Unrefunded Balance Series 1992 B (AAA/Aaa)
995,000	6.000	03/01/12	1,115,485

			1,414,337

Guam – 0.4%
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB-)
600,000	5.375	12/01/24	631,872
850,000	5.625	12/01/29	878,160
750,000	5.750	12/01/34	769,665

			2,279,697

Hawaii – 0.6%
Hawaii State Airport System RB Refunding Series 2000 B (AMT) (NATL-RE FGIC) (A/A2)
3,500,000	6.625	07/01/17	3,577,735

Idaho – 0.2%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A/A2)
1,000,000	6.750	11/01/37	1,101,800

Illinois – 3.8%
Chicago Illinois GO Bonds Unrefunded Balance Series 2000 C (NATL-RE FGIC) (AA-/Aa3)
815,000	5.500	01/01/19	842,229
Chicago Illinois O’Hare International Airport RB Refunding Third Lien Series 2003 A-1 (XLCA) (A-/A1)
490,000	5.250	01/01/34	500,780
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA)
750,000	5.000	11/15/11	781,065
1,250,000	6.250	11/15/13	1,320,388

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)

Chicago Single Family Mortgage RB Series 2001 A (AMT) (GNMA/FNMA/FHLMC) (AAA/Aaa)
$1,225,000	6.250%	10/01/32	$1,239,112
Du Page County High School District No. 87 Glenbard Township GO Bonds Unrefunded Balance Series 1998 A (Aa3)
20,000	5.050	12/01/14	20,002
Illinois Development Finance Authority PCRB Refunding for Amerencips RMKT 12/03/01 Series 2000 A (BBB-/Baa3)(d)
2,300,000	5.500	02/28/14	2,301,771
Illinois Educational Facilities Authority Student Housing RB Educational Advancement Fund for University Center Project Series 2002 (AAA/Aaa)(c)
2,000,000	6.250	05/01/12	2,283,800
Illinois Finance Authority RB for Edward Hospital RMKT 04/09/08 Series 2008 A (AMBAC) (A+/A2)
350,000	6.250	02/01/33	385,210
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BBB-/Baa3)
400,000	5.125	01/01/25	337,328
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2005 A (AMT) (BBB)
400,000	5.050	08/01/29	371,568
Illinois State GO Bonds First Series 2002 (NATL-RE) (AA-/A1)
3,000,000	5.375	07/01/19	3,274,320
Lake County Illinois Community Consolidated School District No. 41 GO Bonds Series 1999 A (FSA) (AAA/Aa3)
2,725,000	9.000	11/01/16	3,797,833
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Series 1999 (NATL-RE FGIC) (AAA/A2)
800,000	5.250	12/15/28	811,728
Round Lake Illinois Lakewood Grove Special Service Area No. 1 Special Tax Refunding Series 2007 (ASSURED GTY) (AAA)
2,320,000	5.500	03/01/32	2,553,554
125,000	4.700	03/01/33	126,949
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (FSA) (AAA)(e)
6,500,000	0.000	12/01/25	3,054,285

			24,001,922

Indiana – 2.5%
Eagle-Union Middle School Building Corp. RB Refunding for First Mortgage Series 2001 (AMBAC)
125,000	4.850	07/05/15	130,016
Fall Creek Regional Waste District RB Refunding Series 2001 (NATL-RE) (A/Baa1)
100,000	4.700	03/01/13	104,490
Greencastle Indiana Waterworks RB Refunding Series 2001 (NATL-RE) (A/Baa1)
300,000	4.250	07/01/13	318,432

Indiana Bond Bank RB for Special Program Series 1998 A (FSA) (AAA/Aa3)
290,000	4.600	02/01/13	295,739
Indiana Health & Educational Facilities Financing Authority Hospital RB for Clarian Health Obligation Series 2006 A (A+/A2)
3,900,000	5.000	02/15/39	3,682,224
Indiana Health Facility Financing Authority RB for Kings Daughters Hospital Series 1997 (Radian) (BBB-)
70,000	5.500	02/15/10	70,459
Indiana State Educational Facilities Authority RB for Earlham College Project Series 1998 (Aa3)
325,000	4.950	10/15/12	325,530
Indianapolis Indiana Airport Authority RB Refunding for Special Facilities Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa2)
640,000	5.100	01/15/17	639,565
Indianapolis Indiana Gas Utility RB Second Lien Series 2008 A (ASSURED GTY) (AAA/Aa2)(d)
3,500,000	5.000	08/15/13	3,775,835
Indianapolis Local Public Improvement Bond Bank RB for Waterworks Project Series 2009 A (AA-/A3)
2,000,000	5.750	01/01/38	2,215,820
Jasper County RB Refunding for Northern RMKT 8/25/08 Series 1994 C (NATL-RE) (AA/Baa1)
650,000	5.850	04/01/19	725,673
Mitchell Multi School Building Corp. RB Refunding for First Mortgage Series 2002 (ST AID WITHHLDG) (AA+)
275,000	4.650	07/05/13	306,787
North Montgomery High School Building Corp. RB for First Mortgage Series 2000 (NATL-RE FGIC) (AA+)
400,000	5.050	07/15/15	415,512
Perry Township Multi School Building Corp. RB for First Mortgage Series 2001 (NATL-RE FGIC) (Aa3)
240,000	4.625	01/15/15	245,611
Porter County Jail Building Corp. RB Refunding for First Mortgage Series 2001 (FSA) (AAA/Aa3)
300,000	5.000	07/10/16	312,375
Princeton Indiana Sewer Works RB Refunding Series 2003
275,000	4.500	05/01/13	278,138
South Bend Community School Building Corp. RB for First Mortgage Series 2001 B (FSA) (AAA/Aa3)
200,000	4.600	07/01/13	203,332
Vanderburgh County Indiana Redevelopment Commission Tax Increment Tax Allocation for Series 2006 (A)
1,400,000	5.250	02/01/31	1,315,566

			15,361,104

Iowa – 0.5%
Coralville Iowa COPS Series 2006 D (A3)
1,325,000	5.250	06/01/22	1,390,071
Tobacco Settlement Authority of Iowa Tobacco Settlement RB for Asset-Backed Bonds Series 2005 C (BBB/Baa3)
1,875,000	5.375	06/01/38	1,517,381

			2,907,452

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Kentucky – 1.2%
Kentucky Economic Development Finance Authority System RB for Norton Healthcare, Inc. Series 2000 C (NATL-RE) (A)(c)
$1,085,000	6.000%	10/01/13	$1,271,577
Kentucky Economic Development Finance Authority System RB Unrefunded Balance for Norton Healthcare, Inc. Series 2000 C (NATL-RE) (A/Baa1)
2,165,000	6.000	10/01/18	2,274,592
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (A/A3)
3,750,000	6.125	02/01/37	3,984,187

			7,530,356

Louisiana – 2.0%
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa3)
675,000	5.000	11/01/18	664,396
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
2,560,000	4.750	03/01/19	2,425,395
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AAA/Aa2)
1,230,000	5.250	08/01/28	1,348,560
Louisiana Local Government Environmental Facilities & Community Development Authority for Louisiana Tech University Student Housing Series 2007 (AMBAC)
2,000,000	5.250	10/01/27	2,176,640
Louisiana Public Facilities Authority RB for Cleco Power LLC Project Series 2008 (BBB/Baa1)(d)
900,000	7.000	12/01/11	962,667
Louisiana State Offshore Terminal Authority Deepwater Port RB Refunding for Loop LLC Project Series 2003 C (A/A3)
1,000,000	5.250	09/01/15	1,055,100
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AAA/Aa2)
500,000	6.000	01/01/23	550,185
St. John Baptist Parish Louisiana RB for Marathon Oil Corp. Series 2007 A (BBB+/Baa1)
2,500,000	5.125	06/01/37	2,391,300
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 B (BBB/Baa3)
1,220,000	5.875	05/15/39	1,172,908

			12,747,151

Maryland – 1.9%
Baltimore Maryland RB for Wastewater Projects Series 2005 B (NATL-RE) (AA)(c)
3,260,000	5.000	07/01/15	3,816,580
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003
1,212,000	6.500	07/01/31	1,074,680

Frederick County Maryland Special Tax Unrefunded Balance for Lake Linganore Village Community Development Series 2001 A (Radian) (BBB-)
280,000	5.600	07/01/20	263,592
555,000	5.700	07/01/29	501,393
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Medstar Health Series 2004 (A-/A2)
500,000	5.375	08/15/24	517,560
750,000	5.500	08/15/33	769,530
Maryland State Industrial Development Financing Authority RB Refunding for Synagro-Baltimore Series 2008 A (AMT) (BBB+)
2,000,000	5.250	12/01/12	1,991,260
1,025,000	5.375	12/01/14	1,010,219
500,000	5.625	12/01/16	485,505
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa2)
1,500,000	5.000	03/01/19	1,727,955

			12,158,274

Massachusetts – 2.3%
Massachusetts Bay Transportation Authority RB Assessment Series 2004 A (AAA/Aa1)(c)
1,000,000	5.000	07/01/14	1,156,530
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AAA/Aa2)
3,000,000	6.350	01/01/30	3,271,530
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 (A-/Baa1)
3,000,000	5.750	07/01/31	2,952,180
Massachusetts State Health & Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (BBB-)
2,275,000	5.000	08/15/35	1,657,838
Massachusetts State Health & Educational Facilities Authority RB for Harvard Pilgrim Health Series 1998 A (FSA) (AAA/Aa3)
3,750,000	5.250	07/01/12	3,770,025
Massachusetts State Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BB-)
575,000	5.500	07/01/40	380,201
Massachusetts State Housing Finance Agency RB for Rental Housing-Mortgage Series 1998 A (AMT) (AMBAC)
1,700,000	5.500	07/01/40	1,409,164

			14,597,468

Michigan – 1.6%
Michigan Higher Education Student Loan Authority RB for Student Loan Series 2003 17-1 (AMT) (AMBAC) (AA/A1)
5,000,000	5.200	03/01/24	4,728,750
Michigan State Hospital Finance Authority RB Refunding for Detroit Medical Center Series 2008 A (BHAC-CR AMBAC) (AAA/Aa1)
5,000,000	5.500	08/15/24	5,001,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)

Pontiac Tax Increment Finance Authority RB Unrefunded Balance for Development of Area No. 3 Series 2002 (ACA)
$360,000	5.375%	06/01/17	$240,707

			9,970,957

Minnesota – 0.7%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A/A2)
1,500,000	6.750	11/15/32	1,674,990
St. Paul Minnesota Housing & Redevelopment Authority RB for Healthpartners Obligated Group Project Series 2006 (BBB/Baa1)
2,900,000	5.250	05/15/36	2,756,421

			4,431,411

Mississippi – 0.2%
Mississippi Business Finance Corp. PCRB for System Energy Resources, Inc. Project Series 1998 (BBB/Ba1)
685,000	5.875	04/01/22	686,754
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (Aa2)
500,000	5.375	10/01/33	542,005

			1,228,759

Missouri – 1.1%
Jefferson County Missouri School District No. R-1 Northwest GO Bonds Refunding and Improvement for Missouri Direct Deposit Program Series 2004 (NATL-RE) (AA+/Aa1)
300,000	4.350	03/01/16	319,782
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/Baa1)
270,000	4.750	06/01/25	251,864
4,125,000	5.000	06/01/35	3,743,066
Missouri State Health & Educational Facilities Authority RB for St. Louis University Series 1998 (AA-/A1)
1,000,000	5.500	10/01/15	1,153,280
Missouri State Health & Educational Facilities Authority RB for St. Lukes Episcopal-Presbyterian Hospital Series 2001 (FSA) (AAA/Aa3)
1,000,000	5.500	12/01/15	1,066,360

			6,534,352

Nevada – 0.9%
Clark County Nevada Industrial Development RB for Southwest Gas Corp. Project Series 2003 C (BBB/Baa3)(d)
765,000	5.450	03/01/13	821,885
Clark County Nevada School District GO Bonds Refunding Series 1998 (FSA) (AAA/Aa2)
800,000	5.500	06/15/13	902,560
Director of the State of Nevada Department of Business & Industry RB for Las Vegas Monorail Project First Tier Series 2000 (AMBAC) (Caa2)
2,200,000	5.625	01/01/32	625,240

Henderson Nevada Local Improvement District No. T-14 Special Assessment Refunding Limited Obligation Senior Series 2007 A (FSA) (AAA/Aa3)
840,000	4.250	03/01/12	844,939
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Special Improvement of District No. 60 Subseries 2006 B
650,000	4.850	12/01/15	620,958
1,470,000	5.100	12/01/22	1,277,974
University of Nevada RB for Community College System Series 2002 A (NATL-RE FGIC) (AA-/Aa3)
250,000	4.450	07/01/12	262,695

			5,356,251

New Hampshire – 0.5%
New Hampshire Health & Education Facilities Authority RB for Southern New Hampshire University Series 2006 (ACA) (BBB)
1,000,000	5.000	01/01/27	995,350
New Hampshire Municipal Bond Bank RB Series 2003 (NATL-RE) (AA)(c)
1,000,000	5.250	08/15/13	1,149,890
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Project Series 2002 (AMT) (BBB)
1,250,000	5.200	05/01/27	1,197,188

			3,342,428

New Jersey – 4.5%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (AA-/A1)
360,000	5.000	09/01/34	382,828
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 Z (ASSURED GTY) (AAA/Aa2)
1,000,000	6.000	12/15/34	1,172,700
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2009 AA (AA-/A1)
4,000,000	5.500	12/15/29	4,602,960
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (BBB/Baa3)
600,000	5.000	07/01/24	567,600
175,000	5.500	07/01/30	165,870
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BB+/Ba2)
500,000	6.500	07/01/21	473,640
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
2,500,000	6.625	07/01/38	2,568,850
New Jersey State GO Bonds Refunding Series 1999 F (AA/Aa3)
1,000,000	5.500	08/01/11	1,085,600
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AAA/Aa2)
3,000,000	6.125	06/01/30	3,213,660

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)

New Jersey State Transportation Trust Fund Authority RB for Transportation System Series 2003 C (AAA/Aaa)(c)
$3,000,000	5.500%	06/15/13	$3,457,680
New Jersey State Turnpike Authority RB Series 2009 G (A+/A3)(h)
1,650,000	5.000	01/01/18	1,863,527
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2002 (AAA/Aaa)(c)
2,370,000	6.000	06/01/12	2,674,403
Tobacco Settlement Financing Corp. RB for Capital Appreciation Series 2007 1-C (BB-)(e)
11,250,000	0.000	06/01/41	672,525
Tobacco Settlement Financing Corp. RB Series 2003 (AAA/Aaa)(c)
300,000	6.750	06/01/13	357,468
Tobacco Settlement Financing Corp. RB Series 2007 1-A (BBB/Baa3)
3,015,000	4.625	06/01/26	2,549,966
3,000,000	5.000	06/01/29	2,574,990

			28,384,267

New Mexico – 1.2%
Farmington New Mexico PCRB Refunding for Public Service Co. San Juan Project Series 1997 D (BB+/Baa3)
3,530,000	6.375	04/01/22	3,541,084
New Mexico Mortgage Financial Authority RB for Sunset View Senior Apartments Series 2006 A (FNMA) (AAA)(d)
2,800,000	4.700	08/01/28	2,749,376
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (FSA) (AAA/Aa3)
1,000,000	5.250	06/01/31	1,088,350

			7,378,810

New York – 3.3%
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (FSA) (AAA/Aa3)
4,500,000	5.750	05/01/26	5,045,805
4,500,000	5.750	05/01/29	4,963,545
New York City GO Bonds Series 2006 A (AA/Aa3)
400,000	5.000	08/01/18	447,700
New York City Industrial Development Agency RB for Polytechnic University Project Series 2007 (ACA) (BB+)
2,045,000	5.000	11/01/12	2,126,309
New York City Industrial Development Agency RB for Yankee Baseball Stadium-Pilot Series 2006 (FGIC) (BBB-/Baa3)
1,500,000	5.000	03/01/31	1,501,665
New York City Transitional Finance Authority RB Future Tax Series 2002 (NATL-RE FGIC) (AAA/Aa1)(c)
965,000	5.250	08/01/12	1,080,839
New York City Transitional Finance Authority RB Unrefunded Balance Future Tax Series 2002 (NATL-RE FGIC) (AAA/Aa1)
35,000	5.250	08/01/14	38,942
New York Mortgage Agency RB for Homeowner Mortgage (AMT) Series 2003 109 (Aa1)
900,000	4.800	10/01/23	907,794

New York State Dormitory Authority RB for North Shore University Hospital Series 1998 (NATL-RE) (A/A3)
1,500,000	5.500	11/01/14	1,574,925
New York State Environmental Facilities Corp. State Clean Water & Drinking RB Refunding for Revolving Funds Pooled Financing Program Series 2002 F (AAA/Aaa)
175,000	5.250	11/15/20	190,025
Tobacco Settlement Financing Corp. RB for Asset-Backed Bonds Series 2003 A-1 (AA-/A1)
2,600,000	5.500	06/01/19	2,792,556

			20,670,105

North Carolina – 0.8%
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2002 A (AAA/Aaa)(c)
2,000,000	5.125	10/01/12	2,243,600
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2003 C (A-/Baa1)
500,000	5.375	01/01/16	538,130
850,000	5.375	01/01/17	913,189
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ASSURED GTY) (AAA/Aa2)
500,000	6.000	01/01/19	552,560
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2003 A (A/A2)
450,000	5.500	01/01/13	497,650

			4,745,129

North Dakota – 0.4%
Ward County North Dakota Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+)
2,250,000	5.125	07/01/25	2,175,503

Ohio – 1.6%
Buckeye Ohio Tobacco Settlement Financing Authority RB for Asset-Backed Bonds Senior Turbo Series 2007 A-2 (BBB/Baa3)
445,000	5.125	06/01/24	419,217
4,050,000	6.500	06/01/47	3,606,970
Marysville Ohio RB Wastewater Treatment System Series 2006 (XLCA) (A-)
1,670,000	5.250	12/01/24	1,785,831
1,755,000	5.250	12/01/25	1,818,356
1,350,000	5.250	12/01/26	1,392,106
Summit County Ohio Port Authority Program Development RB for Twinsburg Township Project Series 2005 D (BBB+)
580,000	5.125	05/15/25	483,192
Toledo-Lucas County Ohio Port Authority Development RB Northwest Ohio Bond Fund for Preston Place Series 2006 B (BBB-)
130,000	4.800	11/15/35	79,932
Toledo-Lucas County Ohio Port Authority Development RB Northwest Ohio Bond Fund for Truckloan Place Series 2005 C (AMT) (BBB-)
410,000	5.125	11/15/25	298,628

			9,884,232

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Oklahoma – 0.1%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BBB)
$240,000	5.000%	12/01/27	$221,643
140,000	5.125	12/01/36	124,527

			346,170

Oregon – 0.6%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (A3)
1,500,000	8.250	01/01/38	1,807,575
Klamath Falls Oregon Intercommunity Hospital Authority RB for Merle West Medical Center Series 2002 (BB+)(c)
1,255,000	6.125	09/01/12	1,447,781
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Series 2002 (BB+)
745,000	6.125	09/01/22	752,532

			4,007,888

Pennsylvania – 0.8%
Mifflin County Pennsylvania School District GO Bonds Series 2007 (NATL-RE-IBC) (A/Baa1)
2,000,000	7.500	09/01/26	2,504,240
Montgomery County Pennsylvania Higher Education & Health Authority RB for Catholic Health System East Series 2004 C (A1)(c)
150,000	5.375	11/15/14	176,391
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Amtrak Project Series 2001 A (AMT) (A-/A2)
2,000,000	6.250	11/01/31	2,040,700
Pennsylvania State Higher Educational Facilities Authority RB for Moravian College Project Series 2001 (Radian) (BBB-)
150,000	5.375	07/01/23	151,286
St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A1)(c)
225,000	5.375	11/15/14	264,586

			5,137,203

Puerto Rico – 5.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa3)
2,000,000	6.000	07/01/38	2,085,360
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa3)(e)(f)
3,000,000	0.000	07/01/24	2,978,250
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 A (AAA/Baa3)(c)
980,000	5.250	07/01/16	1,181,204
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2003 C-7 (NATL-RE) (A/Baa3)
2,000,000	6.000	07/01/27	2,105,300
Puerto Rico Commonwealth GO Bonds Series 2008 A (BBB-/Baa3)
2,500,000	5.375	07/01/33	2,439,225

Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (NATL-RE) (A/Baa1)
2,500,000	5.250	07/01/35	2,538,800
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 1996 Y (XLCA-ICR) (BBB+/Aaa)(c)
2,500,000	5.000	07/01/16	2,974,025
Puerto Rico Commonwealth Highway & Transportation Authority RB Subseries 2003 (FGIC) (BBB-/Ba1)
900,000	5.250	07/01/18	922,302
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Series 2006 B (BBB+/Baa3)
1,250,000	5.000	07/01/25	1,250,612
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority RB for Ana G Mendez University System Project Series 2006 (BBB-)
225,000	5.000	03/01/36	164,399
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2004 J (AMBAC COMWLTH GTD) (BBB-/Baa3)(d)
1,480,000	5.000	07/01/12	1,531,149
Puerto Rico Public Finance Corp. RB Commonwealth Appropriations Series 2004 A (LOC – Government Development Bank of Puerto Rico) (BBB-/Ba1)(d)
5,400,000	5.750	02/01/12	5,630,418
Puerto Rico Sales Tax Financing Corp. Sales Tax RB for Capital Appreciation First Subseries 2009 A (A+/A2)(e)(f)
8,000,000	0.000	08/01/32	6,093,360

			31,894,404

Rhode Island – 0.4%
Rhode Island Housing & Mortgage Finance Corp. RB Series 2007 A-1 (AMT) (FSA) (AAA/Aa3)
2,800,000	4.900	10/01/37	2,570,624

South Carolina – 0.5%
Georgetown County South Carolina Environmental RB for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa3)
2,500,000	5.000	08/01/30	2,269,200
Lancaster County South Carolina School District GO Bonds Series 1999 (FSA) (AAA/Aa1)(c)
1,000,000	5.100	03/01/10	1,029,430

			3,298,630

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (A+/A1)
500,000	5.500	07/01/35	522,885
300,000	5.250	07/01/38	307,155

			830,040

Tennessee – 1.3%
Jackson Tennessee Hospital RB Refunding and Improvement for Jackson-Madison Project Series 2008 (A+/A1)
1,000,000	5.750	04/01/41	1,052,070

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Tennessee – (continued)

Johnson City Tennessee Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
$1,775,000	5.500%	07/01/36	$1,760,090
Knox County Tennessee Health Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+)
2,700,000	5.250	04/01/36	2,584,656
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (FNMA) (AAA)(d)
1,000,000	4.850	06/01/25	1,000,320
Sullivan County Tennessee Health Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+)
2,100,000	5.250	09/01/36	1,713,621

			8,110,757

Texas – 11.9%
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 1999 A (AMT) (CCC/Caa3)
700,000	7.700	04/01/33	419,356
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 1999 C (AMT) (CCC/Caa3)
1,200,000	7.700	03/01/32	718,908
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 2001 C (AMT) (CCC/Caa3)(d)
1,045,000	5.750	11/01/11	895,555
Brazos River Authority RB Refunding for Reliant Energy, Inc. Project Series 1999 A (BBB-/Ba1)
1,250,000	5.375	04/01/19	1,256,987
Dallas County Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 B (AMBAC) (BBB+/Baa3)
2,675,000	5.375	02/15/29	2,670,025
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT 04/04/08 Series 2002 C (NATL-RE) (AMT) (A+/A1)
1,000,000	6.250	11/01/28	1,000,930
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT 04/11/08 Subseries 2003 C-2 (XLCA) (AMT) (A+/A1)
2,000,000	6.125	11/01/18	2,003,540
Fort Bend County Texas Municipal Utility District No. 30 GO Bonds Series 2004 (FSA) (AAA/Aa3)
2,015,000	5.750	09/01/27	2,114,682
Frisco Texas Independent School District GO Bonds Series 2002 (PSF-GTD) (AAA/Aaa)
1,000,000	5.125	08/15/30	1,038,580
Grand Prairie Texas Independent School District GO Bonds Series 2003 (FSA) (AAA/Aa3)(c)
1,000,000	5.375	02/15/13	1,138,180
Gulf Coast Waste Disposal Authority Texas Waste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB/Baa2)
1,000,000	6.650	04/01/32	1,005,200

Harris County Port of Houston Authority GO Bonds Unlimited Tax Refunding Series 2008 A (AMT) (AAA/Aa1)
3,000,000	6.125	10/01/33	3,352,440
Hidalgo County Health Services RB for Mission Hospital, Inc. Project Series 2005 (BBB/Baa2)
700,000	5.000	08/15/19	664,384
Houston Utilities System RB Refunding First Lien Series 2004 A (NATL-RE) (AA/A1)
1,000,000	5.250	05/15/25	1,069,930
Lower Colorado River Authority RB Refunding Series 2008 (A/A1)
5,000,000	5.750	05/15/37	5,273,650
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power and Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa2)
1,300,000	6.300	11/01/29	1,422,785
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Power & Light Center Series 1996 (AMT) (NATL-RE) (AA-/Baa1)
2,500,000	5.200	05/01/30	2,259,875
Matagorda County Texas Navigation District No. 1 RB Refunding for American Electric Power Texas Central Co. Project Series 2008 (BBB/Baa2)(d)
7,500,000	5.125	06/01/11	7,717,200
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-)
150,000	5.500	02/15/25	136,362
235,000	5.625	02/15/35	200,817
Mesquite Texas Independent School District GO Bonds Refunding Series 2002 (PSF-GTD) (AAA)
1,160,000	5.500	08/15/21	1,247,487
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (B+/Ba3)
700,000	6.625	01/01/11	716,310
Mission Economic Development Corp. RB for Waste Management, Inc. Project Series 2008 (BBB)(d)
1,000,000	6.000	08/01/13	1,074,940
North Texas Tollway Authority System RB First Tier Series 2009 A (A-/A2)
2,500,000	6.250	01/01/24	2,858,025
1,100,000	6.250	01/01/39	1,226,500
North Texas Tollway Authority System RB Refunding First Tier Series 2008 A (A-/A2)
5,000,000	5.750	01/01/40	5,351,300
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A-/A2)(e)(f)
6,000,000	0.000	01/01/43	4,804,920
Pharr San Juan Alamo Independent School District GO Bonds for School Buildings Series 2007 (PSF-GTD) (AAA/Aaa)
1,420,000	5.500	02/01/27	1,591,266
1,000,000	5.500	02/01/29	1,109,740
1,670,000	5.500	02/01/31	1,835,330
Round Rock Texas Independent School District GO Bonds Unlimited Tax for School Building Series 2009 (AA/Aa1)
2,730,000	5.250	08/01/34	2,987,794

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Sam Rayburn Municipal Power Agency RB Refunding Series 2002 (Radian) (Baa2)
$5,000,000	5.750%	10/01/21	$5,189,950
Schertz Texas GO Bonds Series 2006 (NATL-RE) (AA/Baa1)
1,715,000	5.250	02/01/25	1,893,017
1,900,000	5.250	02/01/27	2,080,253
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligation Group Series 2007 (BBB+)
425,000	5.125	05/15/37	347,182
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A/A2)
3,000,000	6.250	12/15/26	3,227,010
Tomball Hospital Authority RB Refunding Series 2005 (Baa3)
650,000	5.000	07/01/20	555,919
250,000	5.000	07/01/23	227,460
Waxahachie Independent School District GO Bonds Unrefunded Balance for Capital Appreciation Series 2000 (PSF-GTD) (Aaa)(e)
80,000	0.000	08/15/13	65,299

			74,749,088

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series 2004 A (BBB/Baa2)
1,750,000	5.250	10/01/16	1,856,155

Utah – 1.0%
Tooele County Utah Hazardous Waste Treatment RB for Union Pacific Project RMKT 4/28/98 Series 1992 A (AMT) (BBB/Baa2)
2,000,000	5.700	11/01/26	2,015,520
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class I (AMT) (AAA/Aaa)
2,125,000	5.875	07/01/39	2,182,056
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class II (AMT) (AAA/Aa2)
2,135,000	5.900	07/01/36	2,196,766

			6,394,342

Virginia – 1.0%
Bristol Virginia Utilities System RB Refunding Series 2003 (NATL-RE) (A/Baa1)
1,850,000	5.250	07/15/26	1,875,123
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C-1 (BB)(e)
2,250,000	0.000	06/01/47	89,460
Virginia State Housing Development Authority RB Series 2008 E (GO OF AUTH) (AAA/Aaa)
3,000,000	6.250	07/01/31	3,289,290
Washington County Virginia IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/38	1,154,870

			6,408,743

Washington – 3.1%
Skagit County Washington Public Hospital District No. 2 GO Bonds Refunding and Improvement Series 2005 (NATL-RE) (Baa1)
3,700,000	5.000	12/01/30	3,600,840
Tacoma Washington GO Bonds Series 2004 (NATL-RE) (AA/A1)
2,000,000	5.000	12/01/30	2,102,700
Tobacco Settlement Authority Washington RB for Asset-Backed Bonds Series 2002 (BBB/Baa3)
3,165,000	6.625	06/01/32	3,115,088
Vancouver Washington Downtown Redevelopment Authority RB for Conference Center Project Series 2003 A (ACA)
3,025,000	6.000	01/01/34	2,632,930
Washington State GO Bonds for Various Purposes Series 2002 A (AA+/Aa1)
300,000	5.000	07/01/14	329,424
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
500,000	6.400	06/01/17	608,325
Washington State Health Care Facilities Authority RB for Group Health Corp. Series 2006 (Radian) (BBB+)
315,000	5.000	12/01/36	287,532
Washington State Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AAA/Aa2)
250,000	6.000	08/15/39	266,850
Washington State Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AAA/Aa2)
250,000	6.000	08/15/39	266,850
Washington State Health Care Facilities Authority RB for Swedish Health Services Series 2009 A (A+/A2)
3,000,000	6.500	11/15/33	3,203,340
Washington State Health Care Facilities Authority RB for Virginia Mason Medical Series 2007 B (ACA) (BBB/Baa2)
3,000,000	6.000	08/15/37	3,044,760

			19,458,639

West Virginia – 0.3%
Monongalia County Building Commission RB for Monongalia General Hospital Series 2005 A (BBB+)
2,000,000	5.250	07/01/25	2,045,540

Wisconsin – 1.6%
Badger Tobacco Asset Securitization Corp. RB for Asset Backed Bonds Series 2002 (AAA/Aaa)(c)
1,000,000	6.375	06/01/12	1,130,060
Wisconsin State Health & Educational Facilities Authority RB for Sinai Samaritan Medical Center, Inc. Series 1996 (NATL-RE) (A/Baa1)
5,000,000	5.875	08/15/26	5,007,800
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
375,000	5.125	05/15/29	331,920
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
100,000	5.000	05/15/36	84,909

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Wisconsin – (continued)

Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (BBB+/Baa2)
$1,750,000	5.250%	08/15/24	$1,705,848
1,750,000	5.250	08/15/31	1,605,117

			9,865,654

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $572,126,372)			$588,199,999

Other Municipal Debt Obligations – 0.4%

Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (Baa3)(b)(d)
$2,000,000	5.500%	09/30/15	$1,268,280
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005 A (A2)(b)
959,000	4.050	05/04/10	967,382

TOTAL OTHER MUNICIPAL DEBT OBLIGATIONS
(Cost $2,959,271)			$2,235,662

Short-Term Investments – 1.6%

California – 0.8%
California State Economic Recovery VRDN GO Bonds Series 2004 C-5 (A-1/VMIG3)(g)
$5,000,000	0.950%	10/01/09	$5,000,000

Connecticut – 0.1%
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2001 V-2 (A-1+/VMIG1)(g)
800,000	0.220	10/01/09	800,000

Massachusetts – 0.1%
Massachusetts State Health & Educational Facilities Authority VRDN RB for Harvard University Series 1999 R (A-1+/VMIG1)(g)
1,000,000	0.220	10/01/09	1,000,000

New Hampshire – 0.5%
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Series 2007 B (A-1+/VMIG1)(g)
3,000,000	0.280	10/01/09	3,000,000

New York – 0.1%
New York City VRDN GO Bonds Subseries 1993 A-8 (LOC – JPMorgan Chase Bank) (A-1+/VMIG1)(g)
500,000	0.250	10/01/09	500,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $10,300,000)			$10,300,000

Shares	Rate	Value

Investment Company – 2.8%

JPMorgan Tax Free Money Market Fund – Institutional Shares(g)
17,837,161	0.250%	$17,837,161
(Cost $17,837,161)

TOTAL INVESTMENTS – 98.8%
(Cost $603,222,804)		$618,572,822

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		7,309,934

NET ASSETS – 100.0%		$625,882,756

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Inverse variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,477,212, which represents approximately 0.6% of net assets as of September 30, 2009.

(c)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2009.

(e)	Security issued with zero coupon. Income is recognized through the accretion of discount.

(f)	Security is issued with zero coupon until the next reset date.

(g)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2009.

(h)	When-issued security.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
ASSURED GTY	—	Insured by Assured Guaranty
BHAC-CR	—	Insured by Berkshire Hathaway Assurance Corp. – Insured Custodial Receipts
CAL MTG INS	—	Insured by California Mortgage Insurance
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
CRA	—	Community Reinvestment Act
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF INSTN	—	General Obligation of Institution
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
NATL-RE	—	Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—	National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
NATL-RE-IBC	—	Insured by National Public Finance Guarantee Corp. – Insured Bond Certificates
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RMKT	—	Remarketed
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.
XLCA-ICR	—	Insured by XL Capital Assurance, Inc. – Insured Custodial Receipts

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – 81.5%

Alabama – 1.5%
Alabama Agricultural & Mechanical University RB Series 1998 (NATL-RE) (A/Baa1)
$1,000,000	4.550%	11/01/09	$1,002,190
Alabama Public Housing Authorities RB Series 2003 B (FSA) (AAA/Aa3)
3,350,000	3.850	01/01/10	3,376,331
Alexander City Alabama Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+)
1,585,000	5.000	12/01/11	1,600,359
Birmingham Waterworks & Sewer Board RB Series 2002 B (NATL-RE) (AAA)(a)
5,000,000	5.000	01/01/13	5,606,800
Courtland Industrial Development Board RB Refunding for International Paper Co. Project Series 2003 A (BBB/Baa3)
1,415,000	5.000	11/01/13	1,497,622
Health Care Authority RB for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
600,000	5.000	11/15/09	602,004
Jefferson County Alabama Limited Obligation School Warrants RB Series 2004 A (BBB/B3)
3,500,000	5.250	01/01/11	3,082,170
Jefferson County Alabama Sewer Warrants RB for Capital Improvement Series 2002 D (FGIC) (AAA/Aaa)(a)
5,000,000	5.250	08/01/12	5,520,500

			22,287,976

Alaska – 0.2%
Northern Tobacco Securitization Corp. RB for Asset Backed Bonds Series 2006 A (BBB+/Baa3)
3,450,000	4.625	06/01/23	3,318,555

Arizona – 1.2%
Arizona Health Facilities Authority RB for Banner Health Series 2007 B (A+)(b)
2,150,000	1.210	01/01/37	1,440,564
Arizona Health Facilities Authority RB for Phoenix Children’s Hospital Series 2007 A(c)
2,500,000	1.400	02/02/15	2,134,425
Goodyear McDowell Road Commercial Corridor Improvement District Special Assessment Improvement Series 2007 A (AMBAC) (BBB+/A3)
1,000,000	5.250	01/01/10	1,009,440
1,160,000	5.250	01/01/11	1,199,637
1,225,000	5.250	01/01/12	1,297,312
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 E (BBB-/Baa2)(c)
1,000,000	6.000	05/01/14	1,068,140
Maricopa County Community College District GO Bonds Series 2009 C (AAA/Aaa)
5,000,000	3.000	07/01/13	5,301,650
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 B (BBB-/Baa2)(c)
3,000,000	5.500	06/01/14	3,145,080

Phoenix Civic Improvement Corp. RB Refunding for Junior Lien Series 2009 B (AAA/Aa3)
1,000,000	3.000	07/01/12	1,048,620
Pinal County Arizona IDA RB for Correctional Facilities Contract Florence West Prison Project Series 2006 A (ACA) (BBB)
750,000	4.500	10/01/09	750,000

			18,394,868

Arkansas – 0.4%
Arkansas State GO Bonds Federal Highway Series 2001 A (AA/Aa2)
5,000,000	5.250	08/01/12	5,170,150
Springdale Arkansas Sales & Use Tax RB Series 2004 (NATL-RE)(a)
560,000	4.000	07/01/10	568,422
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 B (BBB/Baa1)
1,000,000	5.000	02/01/11	1,024,250

			6,762,822

California – 7.3%
Adelanto Public Financing Authority RB Refunding Series 2006
1,460,000	4.050	09/15/11	1,446,524
California Health Facilities Financing Authority RB for Catholic Healthcare West Unrefunded Balance Series 2004 H (A/A2)(c)
3,785,000	4.450	07/01/11	3,947,906
California Health Facilities Financing Authority RB Refunding for St. Joseph Health System Series 2009 C (AA-/A1)(c)
5,000,000	5.000	10/16/14	5,422,350
California Infrastructure & Economic Development Bank RB for The J. Paul Getty Trust RMKT 08/02/06 Series 2003 A (AAA/Aaa)(c)
4,650,000	3.900	12/01/11	4,947,089
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (BBB-/Baa2)(d)
1,000,000	5.000	02/01/12	1,036,070
California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Project Series 1998 B (BBB)(c)
1,200,000	4.000	06/01/10	1,199,796
California State Economic Recovery GO Bonds Series 2004 A (A/Baa1)
1,145,000	5.250	07/01/14	1,299,644
California State Economic Recovery GO Bonds Series 2008 B (A/Baa1)(c)
1,000,000	5.000	03/01/10	1,015,930
8,400,000	5.000	07/01/10	8,635,200
5,925,000	5.000	07/01/11	6,274,219
California State GO Bonds for Various Purposes Bonds Series 2006 (A/Baa1)
2,500,000	5.000	03/01/14	2,772,350
California State GO Bonds Refunding Series 2002 (A/Baa1)
2,000,000	5.000	02/01/12	2,155,800

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

California State GO Bonds Refunding Series 2005 (A/Baa1)
$3,000,000	5.000%	05/01/14	$3,338,550
California State GO Bonds Series 1993 (FGIC-TCRS) (A/Baa1)
4,150,000	4.750	09/01/23	4,157,470
California State GO Bonds Series 2004 (A/Baa1)
2,000,000	4.125	04/01/13	2,139,040
California State RANS Subseries 2009 A-2 (SP-1/MIG1)
4,450,000	3.000	06/23/10	4,507,805
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2002 C (A+)(c)
1,000,000	3.850	06/01/12	1,026,660
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2009 A (A+)
5,000,000	5.000	04/01/14	5,520,950
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2009 E (A+)(c)
3,000,000	3.500	05/02/11	3,058,320
Coachella Valley California Water District Improvement Bond Act of 1913/1915 Limited Obligation Improvement Assessment District 70 Series 2006
100,000	4.350	09/02/11	100,360
Foothill-De Anza Community College District GO Bonds Series 2007 A (AMBAC) (AA/Aa1)
2,070,000	4.000	08/01/11	2,191,509
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2007 A-1 (BBB/Baa3)
6,815,000	4.500	06/01/27	6,296,447
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2003 B (AAA/Aaa)(a)
2,000,000	5.500	06/01/13	2,280,420
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2003 B (ETM) (AAA/Aaa)
2,000,000	5.000	06/01/10	2,060,160
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (AMBAC) (A-/Baa2)
1,815,000	5.000	06/01/11	1,897,419
1,150,000	5.000	06/01/12	1,226,751
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-1 (AAA/Aaa)(a)
2,000,000	6.750	06/01/13	2,368,960
Kings River Conservation District COPS for Peaking Project Series 2004 (Baa1)
300,000	5.000	05/01/11	308,673
300,000	5.000	05/01/12	309,552
Los Angeles County Metropolitan Transportation Authority RB Series 2009 B (AA+/A1)
2,385,000	4.000	07/01/13	2,585,555
Los Angeles Department of Water & Power RB for Power System Series 2001 A (NATL-RE) (AA-/Aa3)
6,780,000	5.375	07/01/13	7,281,381

Los Angeles Unified School District GO Bonds Series 2003 A (NATL-RE) (AA-/Aa3)
2,000,000	5.000	07/01/13	2,248,120
Richmond California Wastewater RB Refunding Series 2006 A (AMBAC) (AA-/Baa2)
255,000	5.000	08/01/14	274,403
Richmond Joint Powers Financing Authority RB Refunding for Lease Civic Center Project Series 2007 (AMBAC) (A/Baa1)(c)
1,445,000	4.125	11/25/09	1,445,058
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(b)
1,650,000	0.763	12/01/35	1,247,779
San Bernardino County Transportation Authority RB Series 2009 A (SP-1+/MIG1)
1,500,000	4.000	05/01/12	1,575,225
San Diego Public Facilities Financing Authority RB Refunding Series 2009 B (A+/A2)
1,000,000	5.000	05/15/13	1,119,940
San Francisco City & County Redevelopment Agency Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB)
500,000	4.000	08/01/10	511,020
350,000	4.000	08/01/11	362,271
250,000	4.500	08/01/13	262,763
200,000	5.000	08/01/14	212,804
San Luis & Delta-Mendota Water Authority RB for DHCCP Development Projects Series 2009 A (A+)
3,000,000	4.500	03/01/14	3,099,120
Tobacco Securitization Authority of Southern California Tobacco Settlement RB for Asset Backed Bonds Senior Series 2002 A (AAA/Aaa)(a)
4,590,000	5.250	06/01/12	5,096,048

			110,263,411

Colorado – 0.6%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-)
500,000	4.500	12/01/09	500,485
500,000	5.000	12/01/10	505,795
E-470 Public Highway Authority RB Senior Series 1997 A (NATL-RE) (A/Baa1)
4,125,000	5.750	09/01/13	4,259,887
E-470 Public Highway Authority RB Series 2007 B-2 (NATL-RE) (A/Baa1)(c)
3,000,000	5.000	09/02/11	3,049,440
Northwest Parkway Public Highway Authority RB Senior Series 2001 B (AMBAC)(a)(e)
1,500,000	0.000	06/15/11	554,595

			8,870,202

Connecticut – 0.4%
Connecticut State GO Bonds Refunding Series 2004 B (NATL-RE) (AA/Aa3)
4,325,000	5.000	12/01/13	4,943,821

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Connecticut – (continued)

Connecticut State Health & Educational Facilities Authority RB for Ascension Health Series 1999 B (AA/Aa1)(c)
$1,000,000	3.500%	02/01/12	$1,031,320

			5,975,141

Florida – 4.5%
Broward County Florida Port Facilities RB Series 2009 A (A-/A2)
1,415,000	3.000	09/01/10	1,435,418
2,360,000	5.000	09/01/11	2,499,429
2,765,000	5.000	09/01/12	2,970,384
Broward County Florida Resource Recovery RB Refunding for Wheelabrator Series 2001 A (AA/A3)
4,000,000	5.375	12/01/10	4,016,120
Broward County Florida School Board COPS Series 2002 B (FSA) (AAA/Aa3)(a)
4,105,000	5.375	07/01/11	4,440,543
Capital Trust Agency RB for Seminole Tribe Convention Series 2003 A (AAA)(a)(f)
5,000,000	8.950	10/01/12	6,067,550
Citizens Property Insurance Corp. RB Refunding Senior Secured for High Risk Account Series 2007 A (NATL-RE) (A+/A2)
4,515,000	5.000	03/01/13	4,695,194
Citizens Property Insurance Corp. Revenue Notes Senior Secured for High Risk Account Series 2009 A-2 (SP-1+/MIG1)
5,000,000	4.500	06/01/10	5,059,550
Florida Hurricane Catastrophe Fund Finance Corp. RB Series 2008 A (AA-/Aa3)
3,000,000	5.000	07/01/13	3,238,140
Florida State Board of Education GO Bonds Series 2002 B (AAA/Aa1)
1,505,000	5.375	01/01/11	1,587,384
Florida State Municipal Power Agency RB Refunding for Stanton Project Series 2008 (A+/A1)
1,030,000	4.250	10/01/12	1,106,220
Halifax Hospital Medical Center RB Refunding & Improvement Series 2006 A (A-)
1,255,000	5.000	06/01/13	1,326,962
855,000	5.000	06/01/14	901,349
Highlands County Florida Health Facilities Authority RB for Adventist Health System/Sunbelt Obligated Group Series 2002 (A+/A1)(c)
2,450,000	3.950	09/01/12	2,542,635
Highlands County Florida Health Facilities Authority RB Unrefunded Balance for Adventist Health System Series 2005 B (A+/A1)
440,000	5.000	11/15/09	442,024
Hillsborough County Aviation Authority RB for Tampa International Airport Series 2009 A (A+/Aa3)
3,050,000	5.000	10/01/13	3,297,995
JEA Florida Electric System RB Refunding Series 2009-3A (AA-/Aa2)
2,275,000	5.000	10/01/13	2,503,274

JEA Florida Electric System RB Refunding Subseries 2009 B (A+/Aa3)
2,000,000	5.000	10/01/11	2,138,280
JEA Florida Electric System RB Refunding Subseries 2009 C (ASSURED GTY) (AAA/Aa2)
2,000,000	5.000	10/01/14	2,196,780
Miami-Dade County IDA RB for Waste Management, Inc. Project Series 2006 (BBB)(c)
1,500,000	2.750	04/01/10	1,500,000
Miami-Dade County RB Refunding for Water and Sewer System Series 2008 B (FSA) (AAA/Aa3)
1,500,000	5.000	10/01/13	1,661,970
Miami-Dade County School Board COPS Series 2003 B (NATL-RE) (A/A3)(c)
1,500,000	5.000	05/01/11	1,539,885
Miami-Dade County School Board COPS Series 2008 A (AMBAC) (A/A3)
3,000,000	5.000	08/01/10	3,088,920
Palm Beach County Airport System RB Unrefunded Balance Series 2002 (NATL-RE) (A/A2)
2,000,000	5.750	10/01/11	2,127,360
Tampa Bay Water Utility System RB Refunding for Regulation of Water Supply Authority Series 2004 (NATL-RE FGIC) (AA+/Aa3)
5,145,000	5.000	10/01/13	5,795,019

			68,178,385

Georgia – 3.5%
Albany-Dougherty County Hospital Authority RB for Regional Linked Stars and Cars Series 1993 (AMBAC) (AA-/Aa3)
4,000,000	5.700	09/01/13	4,001,840
Atlanta Georgia Wastewater RB Series 2009 A (A/Baa1)
2,500,000	4.000	11/01/11	2,582,925
Banks County Georgia GO Bonds Series 2006 (AMBAC)
1,000,000	5.000	12/01/09	1,005,550
Burke County Development Authority Power PCRB for Georgia Power Co. Plant Vogtle Project Fifth Series 1995 (A/A2)(c)
1,500,000	4.375	04/01/10	1,526,265
Cherokee County Georgia GO Bonds Series 2009 (AA+/Aa2)
1,200,000	3.000	04/01/11	1,239,360
Cobb County Water and Sewer RB Improvement Series 2009 (AAA/Aaa)
1,025,000	5.000	07/01/13	1,164,554
1,000,000	4.500	07/01/14	1,133,280
Columbia County Georgia GO Bonds Sales Tax Series 2009 (AA+/Aa2)
1,265,000	4.000	04/01/12	1,355,789
De Kalb County School District GO Bonds Series 2007 (AA+/Aa1)
10,000,000	5.000	02/01/13	11,195,600
East Point Building Authority RB for Water and Sewer Project Series 2006 A (XLCA)
1,025,000	5.000	02/01/12	1,030,955
750,000	5.000	02/01/13	751,313

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)

East Point Building Authority RB Refunding for Water and Sewer Project Series 2007 (XLCA)
$600,000	4.000%	02/01/12	$586,140
Fulton County Facilities Corp. COPS Public Purposes Project Series 2009 (AA-/A1)
1,100,000	3.000	11/01/11	1,129,436
Fulton Dekalb Georgia Hospital Authority RB Refunding Certificates Series 2003 (FSA) (AAA/Aa3)
1,705,000	5.000	01/01/11	1,804,231
Georgia State GO Bonds Refunding Series 2005 B (AAA/Aaa)
3,425,000	5.000	07/01/12	3,797,126
Georgia State GO Bonds Refunding Series 2009 E (AAA/Aaa)
2,220,000	4.000	07/01/13	2,441,445
Henry County School District GO Bonds Refunding Series 2001 (AA-/Aa3)
1,000,000	5.125	08/01/14	1,073,720
Monroe County Development Authority PCRB for Georgia Power Co. First Series 1995 (A/A2)(c)
2,000,000	4.500	04/01/11	2,089,820
Municipal Electric Authority RB for Combustion Turbine Project Series 2002 A (NATL-RE) (A/A1)
5,000,000	5.250	11/01/13	5,484,950
Polk School District GO Bonds for Capital Appreciation Series 2008 (AA+/Aa1)(e)
1,355,000	0.000	04/01/12	1,301,667
Public Gas Partners, Inc. RB Series 2009 A (A+/A2)(d)
6,130,000	5.000	10/01/15	6,783,335

			53,479,301

Guam – 0.1%
Guam Education Financing Foundation COPS Public School Facilities Project Series 2006 A (A-)
1,030,000	5.000	10/01/12	1,078,245
Guam Government Limited Obligation RB for Section 30 Series 2009 A (BBB-)
1,000,000	5.000	12/01/13	1,082,430

			2,160,675

Hawaii – 0.3%
Hawaii State GO Bonds Series 2003 DA (NATL-RE) (AA/Aa2)
3,745,000	5.250	09/01/14	4,260,462

Idaho – 0.7%
Madison County Idaho Hospital COPS Refunding Series 2006 (BBB-)
250,000	4.375	09/01/10	251,328
425,000	5.000	09/01/11	433,334
University of Idaho RB Refunding Series 2007 A (FSA) (AAA/Aa3)(c)
9,240,000	4.375	04/01/11	9,457,509

			10,142,171

Illinois – 4.3%
Chicago Illinois GO Bonds for Lakefront Millennium Parking Facility Series 1999 (NATL-RE) (AA-)(a)
5,000,000	5.750	01/01/12	5,630,650

Chicago Illinois GO Bonds Refunding Series 2005 A (FSA) (AAA/Aa3)
5,000,000	5.000	01/01/15	5,691,650
Chicago Illinois O’Hare International Airport RB Series 2008 A (FSA) (AAA/Aa3)
6,275,000	5.000	01/01/15	7,020,972
Chicago Illinois Park District Harbour Facilities RB for Airport and Marina Improvement Series 2000 (XLCA-ICR) (A2)(a)
1,610,000	5.650	01/01/11	1,709,353
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA)
300,000	5.000	11/15/11	312,426
2,715,000	6.250	11/15/13	2,867,882
Illinois Educational Facilities Authority RB for University of Chicago Series 1998 (AA/Aa1)(c)
2,500,000	3.375	02/03/14	2,582,050
Illinois Health Facilities Authority RB for Advocate HealthCare Network Series 2003 A (AA/Aa3)(c)
2,000,000	4.375	07/01/14	2,070,400
Illinois Health Facilities Authority RB for Delnor Hospital RMKT 06/04/08 Series 2003 A (FSA) (AAA/Aa3)
1,875,000	5.000	05/15/11	1,968,900
Illinois Municipal Electric Agency RB Refunding Series 2007 C (NATL-RE FGIC) (A+/A1)
1,200,000	5.000	02/01/11	1,248,792
Illinois State GO Bonds Certificates Series 2009 (SP-1)
20,000,000	4.000	05/20/10	20,416,600
Illinois State GO Bonds Series 2009 A (AA-/A1)
10,000,000	3.500	09/01/13	10,583,900
University of Illinois COPS for Utilities Infrastructure Projects Series 2001 A (AMBAC) (AA-/Aa3)(a)
3,000,000	5.000	08/15/11	3,221,250

			65,324,825

Indiana – 1.6%
Anderson Indiana RB Refunding for Improvement of Anderson University Project Series 2007 (BBB-)
605,000	4.500	10/01/10	605,520
Anderson School Building Corp. RB for First Mortgage Bonds Series 2003 (AMBAC) (AA+)(a)
1,750,000	5.000	07/15/13	1,990,695
Duneland School Building Corp. RB Refunding for First Mortgage Bonds Series 2009 (AA+)
1,070,000	4.000	02/01/13	1,139,497
Indiana Bond Bank RB for State Revenue Funding Program Series 2004 B (AAA)
4,000,000	5.000	02/01/13	4,457,480
Indiana Health & Educational Facilities Financing Authority Hospital RB Refunding for Clarian Health Obligation Group Series 2006 B (A+/A2)
1,000,000	5.000	02/15/10	1,014,110
Indiana Health Facility Financing Authority RB for Ascension Health Series 2001 (AA/Aa1)(c)
2,000,000	3.625	08/01/11	2,072,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)

Indiana Health Facility Financing Authority RB for Ascension Health Series 2009 A (AA-/Aa2)(c)
$1,500,000	5.000%	08/01/13	$1,634,115
Indiana Transportation Finance Authority Highway RB Series 2000 (NATL-RE-IBC) (AA+)(a)
3,600,000	5.500	12/01/10	3,810,564
Indiana University RB for Student Fees Series 2008 S (AA/Aa1)
1,200,000	5.000	08/01/12	1,322,628
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 B (NATL-RE) (AA/Baa1)
2,500,000	5.200	06/01/13	2,663,100
Rockport Indiana PCRB Refunding for Michigan Power Co. Project Series 2009 B (BBB/Baa2)(c)
2,500,000	6.250	06/02/14	2,714,625

			23,424,834

Iowa – 0.2%
University of Iowa RB Refunding for University’s Utility System Series 2009 S (Aa2)
1,000,000	3.000	11/01/12	1,053,200
1,185,000	3.000	11/01/13	1,254,477

			2,307,677

Kansas – 0.9%
Burlington Kansas Environmental RB Refunding for Kansas City Power & Light RMKT 04/08/08 Series 2007 A-1 (FGIC) (A/A3)(c)
2,000,000	5.125	04/01/11	2,074,460
Kansas Development Finance Authority Health Facilities RB for Hays Medical Center, Inc. Series 2005 L (A2)
500,000	5.250	11/15/10	519,335
Kansas Development Finance Authority Hospital RB for Adventist Health System Series 2009 (A+/A1)
1,000,000	4.000	11/15/12	1,064,070
1,000,000	4.000	11/15/13	1,057,430
Kansas Development Finance Authority Hospital RB for Adventist Health System/Sunbelt Obligated Group Series 2009 D (A+/A1)
475,000	3.000	11/15/11	486,452
355,000	3.500	11/15/12	368,582
200,000	5.000	11/15/13	219,250
225,000	5.000	11/15/14	247,514
Kansas Development Finance Authority RB for Public Water Supply Revolving Loan Fund Series 2004 (AAA/Aaa)
4,455,000	5.000	04/01/13	5,017,087
Lawrence City Kansas Hospital RB for Lawrence Memorial Hospital Series 2006 (A3)
350,000	5.000	07/01/10	355,628
Overland Park City Kansas GO Bonds for Internal Improvement Series 2006 A (AAA/Aaa)
2,065,000	4.250	09/01/13	2,292,894

			13,702,702

Kentucky – 0.1%
Western Kentucky University RB for General Recipients Series 2009 (ASSURED GTY) (AAA/Aa2)
1,080,000	3.000	09/01/13	1,110,931

Louisiana – 1.3%
DeSoto Parish Louisiana PCRB Refunding for International Paper Co. Projects Series 2002 A (BBB/Baa3)
1,240,000	5.000	10/01/12	1,303,141
East Baton Rouge Parish Louisiana RB Refunding for Public Improvement Series 2004 ST (AMBAC) (AA/A3)(a)
4,405,000	5.000	02/01/14	5,091,123
Livingston Parish Louisiana RB Certificates of Indebtedness Series 2005
2,500,000	4.750	05/01/15	2,358,550
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Jefferson Parish Series 2009 A (AA-/Aa3)
250,000	3.000	04/01/11	255,202
400,000	3.000	04/01/12	409,960
370,000	3.000	04/01/13	378,384
Louisiana Public Facilities Authority RB for Archdiocese of New Orleans Project Series 2007 (CIFG) (Baa2)
440,000	5.000	07/01/10	442,059
350,000	5.000	07/01/12	361,638
Louisiana Public Facilities Authority RB for Cleco Power LLC Project Series 2008 (BBB/Baa1)(c)
600,000	7.000	12/01/11	641,778
Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AMBAC) (A/A2)
2,030,000	4.000	06/01/12	2,096,076
Louisiana State GO Bonds Series 2000 A (FGIC) (AAA/A1)(a)
3,000,000	5.250	11/15/10	3,160,440
Morehouse Parish Louisiana PCRB Refunding for International Paper Co. Project Series 2001 A (BBB/Baa3)
2,300,000	5.250	11/15/13	2,457,320
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 B (BBB/Baa3)
200,000	5.500	05/15/30	200,420

			19,156,091

Maryland – 2.5%
Anne Arundel County Maryland GO Bonds for Consolidated General Improvements Series 2002 (AAA)(a)
3,270,000	5.250	03/01/12	3,609,361
Anne Arundel County Maryland GO Bonds for Consolidated General Improvements Series 2009 (AAA/Aa1)
2,345,000	4.000	04/01/13	2,568,690
Baltimore County Maryland GO Bonds Refunding for Pension Funds Series 2009 (AAA/Aaa)
3,575,000	5.000	08/01/13	4,069,458
Maryland State GO Bonds for State and Local Facilities Loan-Second Series 2008 (AAA/Aaa)
5,000,000	5.000	07/15/12	5,553,750
Maryland State GO Bonds Refunding Series 2004 (AAA/Aaa)
5,225,000	5.000	02/01/12	5,721,218
5,000,000	5.000	02/01/13	5,627,350

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Maryland – (continued)

Maryland State Transportation Authority Grant and Revenue Anticipation Bonds Series 2008 (AAA/Aa2)
$4,500,000	5.250%	03/01/15	$5,268,375
Montgomery County Maryland GO Bonds for Construction Public Improvement Series 2001 (AAA/Aaa)(a)
5,000,000	4.750	02/01/11	5,323,100

			37,741,302

Massachusetts – 0.9%
Massachusetts State GO Bonds Series 2001 C (AA/Aa2)
6,250,000	5.500	12/01/12	6,843,938
Massachusetts State Health & Educational Facilities Authority RB for Amherst College Series 2009 K-2 (AAA/Aaa)(c)
3,750,000	2.750	01/04/12	3,834,825
Massachusetts State Health & Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (BBB-)
445,000	5.000	08/15/10	454,216
780,000	5.000	08/15/11	778,814
465,000	5.000	08/15/12	460,922
Massachusetts State Health & Educational Facilities Authority RB for Milford Regional Medical Center Series 2007 E (BBB-/Baa3)
500,000	5.000	07/15/10	503,645
285,000	5.000	07/15/11	288,457

			13,164,817

Michigan – 1.6%
Detroit Michigan RANS Series 2009 (SP-1+)
4,000,000	5.000	03/01/10	4,019,040
Detroit Michigan RB Refunding for Sewage Disposal Series 2003 A (FSA) (AAA/Aa3)
3,000,000	5.000	07/01/11	3,164,610
Michigan State Building Authority RB Refunding for Facilities Program Series 2002 III (ETM) (A+/A1)
3,595,000	5.000	10/15/10	3,761,772
Michigan State Hospital Finance Authority RB Refunding for Botsford Hospital Obligations Series 1998 A (NATL-RE) (Baa1)
2,510,000	4.850	02/15/10	2,520,793
Michigan State Hospital Finance Authority RB Refunding for Henry Ford Health System Series 2006 A (A/A1)
500,000	5.000	11/15/10	512,490
Michigan Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Exempt Facilities Project RMKT 06/01/09 Series 2008 ET-1 (A/A3)(c)
2,500,000	5.250	08/01/14	2,643,550
Monroe County Hospital Finance Authority Hospital RB Refunding for Mercy Memorial Hospital Corporate Obligations Series 2006 A (BB/Baa3)
845,000	5.000	06/01/10	840,758
980,000	5.000	06/01/12	973,855
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
2,000,000	6.250	09/01/14	2,206,980

Wyandotte Electric RB Refunding Series 2009 A (ASSURED GTY) (AAA/Aa2)
3,235,000	4.000	10/01/12	3,373,911

			24,017,759

Minnesota – 1.6%
Minnesota State COPS for Technology System Lease Purchase Series 2009 (AA+)
8,575,000	4.000	06/01/14	9,405,660
Minnesota State GO Bonds Series 2008 C (AAA/Aa1)
3,850,000	5.000	08/01/12	4,274,039
Minnesota State GO for Various Purposes Bonds Series 2009 D (AAA/Aa1)
9,445,000	5.000	08/01/13	10,732,448

			24,412,147

Mississippi – 0.8%
Greenville Public School District RB Refunding Series 2009 (AA-)
580,000	4.000	08/01/12	614,452
605,000	4.000	08/01/13	646,763
Jackson State University Educational Building Corp. RB for Campus Facilities Project Series 2008 (Aa3)(c)
2,435,000	5.000	03/01/11	2,575,524
Mississippi State GO Bonds for Capital Improvement Series 2002 (FSA-CR) (AAA/Aa3)(a)
5,000,000	5.000	11/01/12	5,542,550
Ocean Springs School District GO Bonds Series 2009 (AA-)
1,135,000	4.000	05/01/13	1,233,325
University Education Building Corp. RB Refunding Series 2009 B (AA-/Aa3)
1,790,000	3.000	10/01/13	1,872,322

			12,484,936

Missouri – 0.3%
Missouri State Development Financial Board Infrastructure Facilities Tax Allocation Independence-Centerpoint Project Series 2007 E (A+)
225,000	5.000	04/01/11	235,598
Missouri State Highways & Transit Commission First Lien RB Series 2006 A (AAA/Aa1)
4,000,000	5.000	05/01/12	4,403,120

			4,638,718

Nebraska – 0.3%
Omaha Nebraska GO Bonds Refunding Series 2008 (AAA/Aa1)
3,840,000	4.000	06/01/12	4,107,648

Nevada – 0.8%
Clark County GO Bonds Series 2000 (NATL-RE) (AA+)(a)
1,030,000	5.500	07/01/10	1,069,099
Henderson Nevada Local Improvement Special Assessment Refunding for District No. T-14 Senior Limited Obligation Series 2007 A (FSA) (AAA/Aa3)
1,315,000	4.250	03/01/10	1,334,949
1,420,000	4.250	03/01/11	1,426,887

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Nevada – (continued)

Las Vegas Valley Water District GO Bonds Refunding Series 2008 B (AA+/Aa2)
$5,000,000	5.000%	06/01/13	$5,505,650
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Sub-Special Improvement District No. 60-B Series 2006
285,000	4.350	12/01/09	285,365
570,000	4.600	12/01/11	566,853
625,000	4.700	12/01/12	618,294
550,000	4.800	12/01/14	530,013

			11,337,110

New Hampshire – 0.3%
New Hampshire Health & Education Facilities Authority RB for Catholic Medical Center Series 2006 (BBB+/Baa1)
355,000	5.000	07/01/11	361,482
New Hampshire Health & Education Facilities Authority RB for Dartmouth-Hitchcock Obligated Group Series 2009 (A+)
2,900,000	3.250	08/01/13	2,967,019
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB-/Baa3)
355,000	5.000	06/01/10	358,067
375,000	5.250	06/01/11	383,033
395,000	5.250	06/01/12	405,795

			4,475,396

New Jersey – 3.9%
Atlantic County Utilities Authority Sewer RB Refunding Series 2009 (ASSURED GTY) (AA)(d)
1,000,000	5.000	01/15/12	1,065,980
4,000,000	5.000	01/15/13	4,344,240
Franklin Township School District GO Bonds Refunding Series 2009 (AA)
1,315,000	4.000	08/15/12	1,413,993
Gloucester County Improvement Authority RB Refunding for Solid Waste Management, Inc. Project Series 1999 A (BBB)(c)
500,000	6.850	12/01/09	503,310
Morris County GO Bonds Refunding Series 2009 (AAA/Aaa)
3,500,000	3.000	03/15/12	3,683,400
New Jersey COPS for Equipment Lease Purchase Series 2009 A (AA-/A1)
2,000,000	5.000	06/15/13	2,186,440
New Jersey Economic Development Authority Cigarette Tax RB Series 2004 (FGIC) (BBB/Baa2)
5,110,000	5.000	06/15/10	5,128,703
New Jersey Economic Development Authority RB for School Facilities Construction Series 2008 RMKT 04/30/08 (FSA) (AAA/Aa3)(c)
2,000,000	5.000	09/01/14	2,273,980
New Jersey Health Care Facilities Financing Authority Department of Human Services RB for Greystone Park Psychiatric Hospital Series 2005 (AA-/A1)
2,000,000	5.000	09/15/10	2,074,040
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2001 C (FSA) (AAA/Aa3)
5,285,000	5.750	12/15/12	5,958,203

Newark Housing Authority RB for South Ward Police Facility Series 2009 (ASSURED GTY GO OF CITY) (Aa2)
1,155,000	3.500	12/01/11	1,187,398
1,000,000	3.500	12/01/12	1,034,760
1,235,000	3.500	12/01/13	1,274,544
Somerset County New Jersey GO Bonds Series 2009 A (AAA/Aaa)
3,320,000	2.000	08/01/13	3,408,876
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2002 (AAA/Aaa)(a)
7,805,000	5.750	06/01/12	8,493,245
5,000,000	6.000	06/01/12	5,642,200
Tobacco Settlement Financing Corp. RB Series 2003 (AAA/Aaa)(a)
1,750,000	6.750	06/01/13	2,085,230
Tobacco Settlement Financing Corp. RB Series 2007 1-A (BBB/Baa3)
2,690,000	4.500	06/01/23	2,516,522
Union County New Jersey GO Bonds Refunding for General Improvement Series 2009 (AAA/Aa1)
4,195,000	4.000	03/01/14	4,621,590

			58,896,654

New Mexico – 1.0%
Albuquerque New Mexico GO Bonds Series 2009 A (AAA/Aa2)
4,000,000	3.000	07/01/13	4,229,280
New Mexico State Severance Tax RB Series 2009 A (AA/Aa2)
10,000,000	4.000	07/01/12	10,754,900

			14,984,180

New York – 5.6%
Metropolitan Transportation Authority Dedicated Tax Fund RB Series 2004 A (NATL-RE) (AA/A1)
600,000	5.000	11/15/10	626,994
Metropolitan Transportation Authority RB Series 2008 (A/A2)(c)
1,825,000	5.000	11/15/12	2,001,477
Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital Project Series 2005 (BBB+/A2)
1,480,000	5.000	08/01/13	1,558,159
Monroe County Industrial Development Agency Civic Facilities RB Refunding for Highland Hospital of Rochester Series 2005 (BBB+/A2)
1,000,000	5.000	08/01/12	1,046,510
Nassau County New York GO Bonds Refunding Series 2009 E (A+/A2)
500,000	4.000	06/01/12	533,495
3,000,000	4.000	06/01/13	3,240,180
New York City GO Bonds Series 2009 H-1 (AA/Aa3)
2,500,000	4.000	03/01/13	2,682,575
New York City Health & Hospital Corp. RB Refunding for Health System Series 2003 A (AMBAC) (A+/A1)
500,000	5.000	02/15/11	522,650

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)

New York City Industrial Development Agency RB Refunding for Polytechnic University Project Series 2007 (ACA) (BB+)
$1,630,000	5.000%	11/01/11	$1,682,714
New York City Transitional Finance Authority RB Future Tax Secured Subordinate Bonds Series 2009 B (AAA/Aa2)
17,250,000	3.000	11/01/12	18,215,828
2,750,000	5.000	11/01/12	3,069,550
New York City Trust for Cultural Resources RB for Juilliard School Series 2009 B (AA/Aa2)(c)
1,500,000	2.750	07/01/12	1,518,195
New York GO Bonds Refunding Series 2002 C (AA/Aa3)
2,000,000	5.250	08/01/10	2,079,540
New York State Dormitory Authority RB for New York University Hospital Center Series 2007 A (BB+/Baa2)
1,000,000	5.000	07/01/11	1,029,820
New York State Dormitory Authority RB for State University Educational Facilities Series 1993 A (NATL-RE-IBC) (A/A1)
6,880,000	5.500	05/15/13	7,601,437
New York State Thruway Authority General BANS Series 2009 (SP-1+/MIG1)
15,000,000	4.000	07/15/11	15,801,750
New York State Urban Development Corp. RB for State Personal Income Tax Series 2009 B-1 (AAA)
1,300,000	3.000	03/15/11	1,342,315
1,060,000	5.000	03/15/13	1,185,218
New York State Urban Development Corp. RB Unrefunded Balance Senior Lien Series 1996 (AAA/Aaa)
2,740,000	5.500	07/01/16	2,745,754
New York State Urban Development Corp. RB Unrefunded Balance Series 2002 A (AA-/A1)(c)
2,000,000	5.500	01/01/11	2,104,120
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2003 A-1 (AA-/A1)
5,000,000	5.500	06/01/15	5,117,250
Tobacco Settlement Financing Corp. RB Series 2003 B-1 (AA-/A1)
1,000,000	5.000	06/01/10	1,028,740
Triborough Bridge & Tunnel Authority RB for General Purpose Series 2008 (GO OF AUTH) (AA-/Aa2)
2,250,000	5.000	11/15/11	2,447,415
Triborough Bridge & Tunnel Authority RB Series 2001 A (FGIC-TCRS) (AAA/Aa2)(a)
5,000,000	5.000	01/01/12	5,461,500

			84,643,186

North Carolina – 2.2%
Albemarle Hospital Authority RB Refunding Series 2007
250,000	4.250	10/01/09	250,000
270,000	5.000	10/01/10	271,758
Centennial Authority RB Refunding Series 2009 (ASSURED GTY) (AA/Aa2)
1,715,000	5.000	09/01/12	1,888,095
3,190,000	5.000	09/01/13	3,577,106

Charlotte-Mecklenburg Hospital Authority RB Refunding for Carolinas HealthCare System Series 2009 A (AA-/Aa3)
740,000	4.000	01/15/13	792,066
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2008 A (A-/Baa1)
1,000,000	5.000	01/01/14	1,099,920
North Carolina Eastern Municipal Power Agency Power System RB Series 2009 A (A-/Baa1)
1,235,000	5.000	01/01/12	1,323,278
1,500,000	3.200	01/01/13	1,555,665
500,000	5.000	01/01/13	546,635
North Carolina Eastern Municipal Power Agency Power System RB Series 2009 B (A-/Baa1)(d)
500,000	3.000	01/01/13	508,345
3,000,000	3.000	01/01/14	3,008,220
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1998 A (NATL-RE) (A/A2)
1,000,000	5.500	01/01/14	1,123,770
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2008 C (A/A2)
5,395,000	5.250	01/01/13	5,924,250
Wake County GO Bonds Refunding Series 2009 D (AAA/Aaa)
10,000,000	4.000	02/01/13	10,922,800

			32,791,908

Ohio – 1.7%
Buckeye Tobacco Settlement Financing Authority RB Senior Turbo Asset Backed Bonds Series 2007 A-2 (BBB/Baa3)
1,795,000	5.125	06/01/24	1,690,998
1,840,000	5.375	06/01/24	1,743,639
Cincinnati Ohio City School District GO Bonds for Classroom Facilities Construction and Improvement Bonds Series 2003 (FSA) (AAA/Aa3)(a)
5,000,000	5.000	12/01/13	5,743,750
Cleveland Ohio Airport System RB Series 2009 C (A-/A3)
5,000,000	4.000	01/01/13	5,231,800
Cleveland Ohio RB Sub Lien for Police & Fire Pension Series 2008 (AA)
2,000,000	5.000	05/15/12	2,185,560
Ohio State Air Quality Development Authority PCRB Refunding for FirstEnergy Generation Corp. Project Series 2009 D (BBB/Baa1)(c)
2,500,000	4.750	08/01/12	2,596,125
Ohio State GO Bonds Refunding for Higher Education Series 2009 C (AA+/Aa2)(d)
2,450,000	5.000	08/01/13	2,759,533
Ohio State Higher Education Facility Commission RB for University Hospitals Health System, Inc. Series 2009 C (A/A2)(c)
3,100,000	3.750	01/15/13	3,162,248

			25,113,653

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Oklahoma – 1.4%
Oklahoma County Finance Authority Educational Facilities Lease RB for Western Heights Public Schools Project Series 2006 (ASSURED GTY) (AAA)
$1,390,000	5.000%	09/01/10	$1,445,266
Oklahoma Development Finance Authority Hospital RB for Great Plains Regional Medical Center Project Series 2007 (BBB)
700,000	4.250	12/01/09	701,155
730,000	4.375	12/01/10	738,052
Oklahoma Development Finance Authority RB for Master Oklahoma State System Higher Education Series 2008 A (AA/A1)
1,340,000	5.000	06/01/13	1,475,514
Tulsa County Industrial Authority RB for Capital Improvement RMKT 08/17/09 Series 2003 A (AA-)
10,965,000	4.000	05/15/16	11,658,427
Tulsa Oklahoma GO Bonds Refunding Series 2009 A (AA/Aa2)(d)
1,015,000	3.000	03/01/13	1,072,287
Tulsa Oklahoma GO Bonds Refunding Series 2009 B (AA/Aa2)(d)
1,985,000	3.000	03/01/13	2,097,033
Tulsa Oklahoma GO Bonds Series 2009 (AA/Aa2)(d)
1,000,000	5.000	10/01/14	1,158,240

			20,345,974

Oregon – 0.4%
Clackamas County Hospital Facility Authority RB Legacy Health System Series 2009 C (A+/A2)(c)
2,000,000	5.000	07/15/14	2,138,100
Klamath Falls Oregon Intercommunity Hospital Authority RB for Merle West Medical Center Project Series 2002 (BB+)(a)
550,000	5.800	09/01/12	629,387
520,000	5.900	09/01/12	596,539
Klamath Falls Oregon Intercommunity Hospital Authority RB Refunding for Merle West Medical Center Project Series 2002 (BB+)
400,000	5.500	09/01/11	407,868
550,000	5.600	09/01/12	563,871
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Project Series 2002 (BB+)
325,000	5.800	09/01/14	332,254
175,000	5.900	09/01/15	177,971
Lake Oswego Oregon GO Bonds Series 2009 A (AAA/Aa1)
1,575,000	3.000	12/01/13	1,671,784

			6,517,774

Pennsylvania – 2.6%
Allegheny County Hospital Development Authority RB for University of Pittsburg Medical Center Series 2003 B (A+/Aa3)
3,000,000	5.000	06/15/10	3,089,610
Allegheny County Redevelopment Authority Tax Increment Refunding for Waterfront Project Series 2007 A (A-)
1,255,000	5.000	12/15/10	1,304,497
1,300,000	4.250	12/15/12	1,334,710

Boyertown Area School District GO Bonds Series 2009 (ASSURED GTY) (AAA)
600,000	4.000	02/01/11	618,438
Carbon County Hospital Authority RB Refunding for Gnaden Huetten Memorial Hospital Series 2000 (AMBAC CNTY GTD)
1,260,000	5.400	11/15/14	1,323,290
Montgomery County Higher Education & Health Authority Hospital RB for Abington Memorial Hospital Series 1998 A (AMBAC) (A)
3,480,000	4.900	06/01/11	3,498,931
3,370,000	5.000	06/01/12	3,388,603
North Penn School District GO Bonds Series 2009 (ASSURED GTY) (Aa2)
1,830,000	4.000	09/01/10	1,889,493
4,185,000	5.000	09/01/11	4,433,882
Pennsylvania Economic Development Financing Authority Exempt Facilities RB Refunding for Exelon Generation Co. LLC Project Series 2009 A (BBB/A3)(c)
1,500,000	5.000	06/01/12	1,584,630
Pennsylvania State Commonwealth GO Bonds Second Refunding Series 2003 A (NATL-RE FGIC) (AA/Aa2)
10,515,000	5.000	07/01/12	11,615,289
Pennsylvania State Higher Educational Facilities Authority RB for State System of Higher Education Series 2006 AE (NATL-RE) (AA-/Aa3)
2,340,000	5.000	06/15/12	2,576,340
Red Lion Area School District GO Bonds RMKT 10/01/09 Series 2005 (FSA) (AAA)
1,000,000	4.000	05/01/13	1,078,660
University of Pittsburgh RB for University Capital Project RMKT 12/17/08 Series 2005 A (GO OF UNIV) (AA/Aa2)(c)
2,000,000	5.500	09/15/13	2,208,160

			39,944,533

Puerto Rico – 3.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa3)
2,500,000	5.000	07/01/12	2,648,675
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB/Baa3)
7,500,000	5.000	12/01/09	7,535,475
Puerto Rico Electric Power Authority RB Refunding Series 1999 FF (NATL-RE) (A/A3)
500,000	5.250	07/01/10	508,090
Puerto Rico Highway & Transportation Authority RB Refunding Series 2003 H (AMBAC) (BBB/Baa3)(c)
250,000	5.000	07/01/10	253,578
Puerto Rico Municipal Finance Agency GO Bonds Series 1999 A (FSA) (AAA/Aa3)
120,000	5.750	08/01/12	121,430
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2004 J (AMBAC COMWLTH GTD) (BBB-/Baa3)(c)
3,705,000	5.000	07/01/12	3,833,045

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)

Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2004 J (COMWLTH GTD) (BBB-/Baa3)(c)
$1,050,000	5.000%	07/01/12	$1,086,288
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriation Series 2004 A (LOC – Government Development Bank for Puerto Rico) (AMBAC) (BBB-/Ba1)(c)
1,405,000	5.250	02/01/12	1,449,482
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriation Series 2004 A (LOC – Government Development Bank for Puerto Rico) (FGIC) (BBB-/Ba1)(c)
16,220,000	5.250	02/01/12	16,733,525
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriation Series 2004 A (LOC – Government Development Bank for Puerto Rico) (NATL-RE) (A/Baa1)(c)
4,270,000	5.250	02/01/12	4,405,188
Puerto Rico Sales Tax Financing Corp. RB Series 2009 A (A+/A2)(c)
10,000,000	5.000	08/01/11	10,422,300

			48,997,076

Rhode Island – 0.4%
Rhode Island Health & Educational Building Corp. RB for Rhode Island University Higher Educational Facilities Series 2000 B (AMBAC) (A+)(a)
5,000,000	5.700	09/15/10	5,287,050
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2002 A (BBB/Baa3)
1,035,000	6.000	06/01/23	1,050,080

			6,337,130

South Carolina – 2.1%
Greenville County Tourism Public Facilities Corp. COPS for Greenville Hospitality Tax Series 2008 (NATL-RE) (A/A2)
1,075,000	4.000	04/01/11	1,124,998
Lexington One School Facilities Corp. Installment Purchase RB for Lexington County School District No. 1 Series 2006 (A1)
500,000	5.000	12/01/10	524,040
Oconee County PCRB Refunding for Duke Power Co. Project Series 2009 (A/A1)
6,000,000	3.600	02/01/17	6,263,040
Richland County School District No. 2 GO Bonds Refunding Series 2009 C (AA/Aa1)
1,615,000	3.000	03/01/13	1,703,389
1,595,000	3.000	03/01/14	1,681,944
South Carolina GO Bonds for School Facilities Series 2002 A (AA+/Aaa)
10,060,000	5.000	01/01/13	11,056,443
South Carolina Jobs-Economic Development Authority Hospital RB Refunding and Improvement for Palmetto Health Series 2009 (BBB+/Baa1)
1,000,000	3.000	08/01/12	998,100
1,080,000	3.500	08/01/13	1,078,812

South Carolina State Public Service Authority RB Refunding Series 2009 A (AA-/Aa2)
2,000,000	5.000	01/01/12	2,163,660
Tobacco Settlement Revenue Management Authority RB Series 2001 B (BBB/Baa3)(a)
2,455,000	6.000	05/15/11	2,529,902
Tobacco Settlement Revenue Management Authority RB Series 2003 (BBB/Baa3)
2,755,000	5.000	06/01/18	2,760,868

			31,885,196

South Dakota – 0.1%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2009 (AA-/A1)
1,250,000	4.250	11/01/14	1,312,775

Tennessee – 2.7%
Johnson City Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
665,000	4.500	07/01/10	671,477
Knox County GO Bonds Refunding Series 2003 (AA+/Aa2)
4,500,000	5.000	04/01/13	4,914,585
Lewisburg Industrial Development Board RB for Waste Management, Inc. Project Series 2006 (BBB)(c)
5,000,000	5.000	01/04/10	5,008,000
Memphis Tennessee GO Bonds Refunding for General Improvement Series 2005 (NATL-RE) (AA/A1)
4,430,000	5.000	10/01/11	4,775,363
Metropolitan Government Nashville & Davidson County GO Bonds for Metropolitan Government Nashville & Davidson County Improvement Series 2001 A (FGIC) (AA/Aa2)(a)
5,000,000	5.500	10/15/11	5,483,450
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB Refunding for Vanderbilt University Series 2008 A (GO OF UNIV) (AA/Aa2)
5,000,000	4.500	10/01/12	5,487,650
Rutherford County GO Bonds Capital Outlay Notes Series 2009 (SP-1+/MIG1)
2,500,000	4.000	04/01/12	2,650,225
Sevier County Public Building Authority RB for Local Government Public Improvement Series VII-D-1 (MUN GOVT GTD) (AA)
5,000,000	4.000	06/01/12	5,279,900
5,000,000	5.000	06/01/14	5,564,600
Sevierville Public Building Authority RB for Local Government Public Improvement Series 2009 (MUN GOVT GTD) (AA)
1,500,000	4.000	06/01/14	1,610,565

			41,445,815

Texas – 9.9%
Aledo Texas Independent School District GO Bonds for School Building Series 2006 (PSF-GTD) (AAA)(c)
2,100,000	1.900	08/01/10	2,100,840

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Austin Texas Convention Enterprises, Inc. Convention Center RB Refunding First Tier Series 2006 A (XLCA) (BB+/Baa3)
$300,000	5.250%	01/01/10	$300,552
Bell County GO Bonds Limited Tax Notes Series 2008 (AA/Aa3)
500,000	4.000	02/15/11	520,570
500,000	4.000	02/15/12	531,765
Collin County Texas GO Bonds Refunding Limited Tax Series 2009 A (AAA/Aaa)
1,105,000	3.000	02/15/13	1,164,703
1,135,000	3.000	02/15/14	1,196,755
Collin County Texas GO Bonds Refunding Series 2009 A (AAA/Aaa)
1,385,000	5.000	02/15/13	1,550,549
550,000	3.000	02/15/14	579,926
Corpus Christi Texas Utility System RB Series 2005 (FSA) (AAA/Aa3)
1,000,000	5.000	07/15/12	1,083,180
Cypress-Fairbanks Independent School District GO Bonds Refunding for Capital Appreciation Series 1993 A (PSF-GTD) (AAA/Aaa)(e)
7,500,000	0.000	02/15/12	7,214,550
Dallas County Texas Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 A (AMBAC) (BBB+/Baa3)
960,000	4.000	02/15/10	962,851
835,000	4.000	02/15/11	843,467
Dallas Texas Independent School District GO Bonds Refunding Series 2009 (A+/A1)
2,000,000	5.000	02/15/13	2,191,320
Dallas-Fort Worth International Airport Joint RB Refunding for Series 2009 A (A+/A1)
2,500,000	4.000	11/01/13	2,685,450
2,000,000	4.000	11/01/14	2,146,000
Denton Texas Independent School District GO Bonds for Capital Appreciation Series 2002 (PSF-GTD) (AAA/Aaa)(a)(e)
5,745,000	0.000	08/15/12	2,322,589
Fort Worth Texas GO Bonds for General Purpose Series 2009 (AA+/Aa2)
4,260,000	4.000	03/01/13	4,616,690
Harris County Cultural Education Facilities Finance Corp. RB for Texas Childrens Hospitals Project Series 2009 (AA/Aa2)
1,680,000	3.500	10/01/13	1,742,748
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Methodist Hospital System Series 2009 B-2 (AA)(c)
3,000,000	5.000	06/01/13	3,296,730
Harris County Cultural Education Facilities Finance Corp. Thermal Utility RB for TECO Project Series 2009 A (AA/Aa3)
1,000,000	5.000	11/15/12	1,093,830
Harris County Tax and Sub Lien RB Refunding Series 2004 B (FSA) (AAA/Aa1)(c)
5,500,000	5.000	08/15/12	6,009,520

Hockley County Texas GO Bonds Series 2009 (ASSURED GTY) (AAA)
1,090,000	4.000	02/15/12	1,154,528
1,050,000	4.000	02/15/13	1,123,930
Houston Texas Water and Sewer System Junior Lien RB Forward Refunding Series 2002 B (AMBAC) (AA)(a)
5,500,000	5.750	12/01/12	6,267,030
Houston Texas Water and Sewer System Junior Lien RB Refunding Series 1991 C (AMBAC) (AA/Aa3)(e)
5,000,000	0.000	12/01/11	4,838,400
Houston Texas Water and Sewer System Junior Lien RB Refunding Series 2002 A (FSA) (AAA/Aa3)(a)
7,775,000	5.000	12/01/12	8,692,217
3,855,000	5.125	12/01/12	4,324,654
Hurst Euless Bedford Texas Independent School District GO Bonds Refunding for Capital Appreciation Series 1994 (PSF-GTD) (AAA/Aaa)(e)
4,620,000	0.000	08/15/11	4,526,630
Klein Texas Independent School District GO Bonds Refunding Series 2003 A (PSF-GTD) (AAA/Aaa)
2,050,000	4.250	08/15/14	2,286,775
Lower Colorado River Authority RB Refunding Series 2008 (A/A1)
2,450,000	5.500	05/15/14	2,784,180
Lubbock GO Bonds Certificates for Texas Waterworks System Series 2008 (FSA) (AAA/Aa3)
1,500,000	5.000	02/15/12	1,628,610
Lubbock GO Bonds for Municipal Drainage Utilities Series 2003 D (NATL-RE) (AA+/Aa3)(a)
8,500,000	5.000	02/15/12	9,305,970
Matagorda County Texas Navigation District No. 1 RB Refunding for American Electric Power Texas Central Co. Project Series 2008 (BBB/Baa2)(c)
7,500,000	5.125	06/01/11	7,717,200
Mesquite Texas Health Facility Development Corp. RB for Christian Care Retirement Facility Series 2005 (BBB-)
610,000	5.000	02/15/10	611,696
Midland Texas Certificates of Obligation GO Bonds Series 2007 (NATL-RE) (AA+/Aa2)
1,155,000	4.000	03/01/13	1,244,917
1,255,000	4.000	03/01/14	1,363,093
North East Independent School District GO Bonds Unlimited Tax for Capital Appreciation Series 2007 A (PSF-GTD) (AAA/Aaa)(e)
5,300,000	0.000	08/01/11	5,185,679
North East Independent School District GO Bonds Unlimited Tax Refunding Series 2004 (PSF-GTD) (AAA/Aaa)
8,225,000	5.000	08/01/15	9,349,686
North Texas Tollway Authority RB Refunding System First Tier Series 2008 E-2 (A-/A2)(c)
4,000,000	5.250	01/01/12	4,173,840
North Texas Tollway Authority RB Refunding System First Tier Series 2008 H (A-/A2)(c)
4,000,000	5.000	01/01/13	4,182,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

North Texas Tollway Authority RB Refunding System First Tier Series 2008 L-1 (A-/A2)(c)
$2,500,000	5.500%	01/01/11	$2,612,750
Northside Independent School District GO Bonds for School Building Series 2009 (AA/Aa2)(c)
3,000,000	2.100	06/01/11	3,011,160
San Antonio Texas Hotel Occupancy RB for Capital Appreciation Series 1996 (ETM) (FGIC) (A+/Aa3)(e)
1,120,000	0.000	08/15/11	1,095,539
Tarrant County GO Bonds Limited Tax Series 2008 (AAA/Aaa)
3,110,000	5.000	07/15/13	3,520,520
Texas State Public Finance Authority GO Bonds Refunding Series 2002 (AA+/Aa1)
5,000,000	5.375	10/01/13	5,586,050
Texas State Public Finance Authority GO Bonds Refunding Series 2008 A (AA+/Aa1)
3,750,000	5.000	10/01/11	4,060,163
Texas Transportation Commission RB Refunding for Central Texas Turnpike System First Tier Series 2009 (BBB+/Baa1)(c)
2,000,000	5.000	02/15/11	2,030,120
Weatherford Texas Independent School District GO Bonds for School Building RMKT 08/03/09 Series 2002 A (PSF-GTD) (AAA/Aaa)
2,000,000	5.000	02/01/12	2,213,180

			149,045,102

U.S. Virgin Islands – 0.2%
Virgin Islands Public Finance Authority Senior Lien RB for Matching Fund Loan Notes Series 2004 A (BBB/Baa2)
1,525,000	5.000	10/01/10	1,527,608
1,045,000	5.000	10/01/12	1,103,091

			2,630,699

Utah – 1.2%
Centerville Utah Sales Tax RB Series 2009 (ASSURED GTY) (AAA)
1,340,000	4.000	05/01/14	1,445,565
Intermountain Power Agency RB Refunding for Subordinated Power Supply Series 2009 A (A+/A1)
3,000,000	5.000	07/01/12	3,257,880
Utah State GO Bonds Series 2009 B (AAA/Aaa)
7,450,000	4.000	07/01/14	8,266,297
Utah State University RB Refunding for Student Fee and Housing System Series 2009 (ASSURED GTY) (AAA)(d)
1,545,000	4.000	12/01/11	1,648,376
1,615,000	4.000	12/01/12	1,755,650
1,575,000	3.000	12/01/14	1,670,823

			18,044,591

Virginia – 2.0%
Fairfax County Virginia Economic Development Authority Lease RB for Public Uses Complex Project Series 2006 (AA+/Aa1)
2,650,000	5.000	05/15/10	2,724,492

Newport News Virginia GO Bonds Series 2009 B (AA/Aa2)
4,315,000	3.000	09/01/13	4,569,714
Richmond Virginia GO Bonds Series 2000 (FSA) (AAA/Aa3)
5,000,000	5.500	01/15/15	5,301,750
Virginia Beach Virginia GO Bonds for Public Improvement Series 2009 (AAA/Aa1)
2,175,000	3.000	06/01/12	2,287,534
1,000,000	3.000	06/01/13	1,059,380
Virginia College Building Authority RB for 21st Century College and Equipment Series 2004 A (AA+/Aa1)
2,500,000	5.000	02/01/13	2,793,700
Virginia State Housing Development Authority RB for Commonwealth Mortgage Series 2006 F Subseries F-1 (GO OF AUTH) (AAA/Aaa)
6,000,000	4.000	04/01/12	6,318,840
Virginia State Public School Authority RB for School Funding 1997 Resolution Series 2005 D (AA+/Aa1)
3,000,000	4.500	08/01/13	3,347,280
York County Economic Development Authority RB Refunding for Electricity and Power Series 2009 A (A-/Baa1)(c)
2,000,000	4.050	05/01/14	2,123,340

			30,526,030

Washington – 1.2%
Grant County Public Utility District No. 2 Priest Rapids RB Refunded Series 2001 H (FSA) (AAA/Aa2)
3,000,000	5.375	01/01/12	3,250,770
King County Washington Public Hospital District No. 2 GO Bonds Refunding & Improvement for Evergreen Healthcare Series 2006 (NATL-RE) (AA-/A1)
1,000,000	4.000	12/01/10	1,032,260
Seattle City Light and Power RB Refunding for Improvement Series 2001 (FSA) (AAA/Aa2)
3,000,000	5.500	03/01/15	3,183,150
Tobacco Settlement Authority of Washington RB for Asset Backed Bonds Series 2002 (BBB/Baa3)
2,920,000	6.500	06/01/26	2,956,500
Washington State GO Bonds for Various Purposes Series 2008 C (AA+/Aa1)
3,400,000	4.000	01/01/12	3,624,434
Washington State GO Bonds Refunding for Various Purposes Series 2005 R-A (AMBAC) (AA+/Aa1)
3,500,000	5.000	01/01/13	3,910,550

			17,957,664

West Virginia – 0.2%
West Virginia School Building Authority RB Refunding for Capital Improvement Series 2007 A (NATL-RE FGIC) (A+/A1)
2,475,000	5.000	07/01/10	2,548,607

Wisconsin – 1.2%
Badger Tobacco Asset Securitization Corp. RB for Tobacco Settlement Asset-Backed Bonds Series 2002 (AAA/Aaa)(a)
10,000,000	6.000	06/01/12	11,203,200

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Wisconsin – (continued)

Wisconsin State GO Bonds Series 2002 G (NATL-RE) (AA/Aa3)
$2,500,000	5.000%	05/01/12	$2,727,250
Wisconsin State GO Bonds Series 2007 B (FSA) (AAA/Aa3)
4,115,000	5.000	05/01/12	4,521,974
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
260,000	4.125	05/15/10	260,772
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
105,000	4.125	05/15/10	105,312

			18,818,508

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $1,205,515,816)			$1,228,287,917

Other Municipal Debt Obligations – 1.0%

Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 A-3 (Baa1)(c)(f)
$2,000,000	4.950%	09/30/12	$1,740,040
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005 Class A (A2)(f)
9,610,000	4.050	05/04/10	9,693,992
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005 Class A (A3)(f)
2,910,000	4.220	11/02/10	2,967,123

TOTAL OTHER MUNICIPAL DEBT OBLIGATIONS
(Cost $14,528,445)			$14,401,155

Agency Debentures – 4.8%

FHLB
$35,000,000	1.625%	07/27/11	$35,415,772
10,000,000	1.750	08/22/12	10,045,076
10,000,000	4.625	10/10/12	10,864,805
15,000,000	3.625	10/18/13	15,836,133

TOTAL AGENCY DEBENTURES
(Cost $71,457,701)			$72,161,786

Short-Term Investments – 5.7%

California – 2.5%
California State Economic Recovery VRDN GO Bonds Series 2004 C-5 (A-1/VMIG3)(b)
$8,000,000	0.950%	10/01/09	$8,000,000
California VRDN GO Bonds Municipal Commercial Tax Paper
4,945,000	3.400	10/08/09	4,945,099
20,000,000	1.250	12/02/09	20,034,000
5,000,000	1.150	12/09/09	5,001,400

			37,980,499

Connecticut – 0.1%
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2001 V-2 (A-1+/VMIG1)(b)
2,000,000	0.220	10/01/09	2,000,000

Delaware – 0.3%
University of Delaware VRDN RB Series 2004 B (A-1)(b)
4,025,000	0.350	10/01/09	4,025,000

Illinois – 0.4%
Chicago Board of Education VRDN GO Bonds RMKT 08/19/08 Series 2005 D2 (ASSURED GTY) (A-2/VMIG1)(b)
5,500,000	4.100	10/01/09	5,500,000
Chicago Illinois Sales Tax VRDN RB Refunding RMKT 07/17/08 Series 2002 (A-1+/VMIG1)(b)
1,000,000	0.270	10/01/09	1,000,000

			6,500,000

Louisiana – 0.8%
East Baton Rouge Parish Louisiana VRDN PCRB Refunding for Exxon Project Series 1989 (A-1+/Aaa)(b)
11,500,000	0.230	10/01/09	11,500,000

Massachusetts – 0.2%
Massachusetts State Health & Educational Facilities Authority VRDN RB for Harvard University Series 1999 Series R (GO OF INSTN) (A-1+/VMIG1)(b)
2,000,000	0.220	10/01/09	2,000,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Tufts University Series 2008 N2 (A-1/VMIG1)(b)
800,000	0.270	10/01/09	800,000

			2,800,000

Mississippi – 0.4%
Jackson County VRDN PCRB Refunding for Chevron U.S.A., Inc. Project Series 1992 (VMIG1)(b)
1,000,000	0.270	10/01/09	1,000,000
Jackson County VRDN PCRB Refunding for Chevron U.S.A., Inc. Project Series 1993 (VMIG1)(b)
4,500,000	0.350	10/01/09	4,500,000

			5,500,000

New Hampshire – 0.1%
New Hampshire State Health & Education Facilities Authority VRDN RB for Dartmouth College Series 2007 B (A-1+/VMIG1)(b)
2,000,000	0.280	10/01/09	2,000,000
New Hampshire State Health & Education Facilities Authority VRDN RB for University of New Hampshire RMKT 04/01/09 Series 2005 B-1 (A-1/VMIG1)(b)
150,000	0.300	10/01/09	150,000

			2,150,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – (continued)

New York – 0.3%
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second Generation Resolution Series 2008 BB-1 (A-1/VMIG1)(b)
$1,900,000	0.290%	10/01/09	$1,900,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2008 Subseries B-3 (A-1/VMIG1)(b)
1,000,000	0.340	10/01/09	1,000,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002-1 Subseries 1-D (LIQ – Landesbank Hessen-Thuringen) (A-1+/VMIG1)(b)
300,000	0.280	10/01/09	300,000
New York City VRDN GO Bonds Subseries 1993 A-8 (LOC – JPMorgan Chase Bank) (A-1+/VMIG1)(b)
200,000	0.250	10/01/09	200,000
New York State Dormitory Authority VRDN RB for Cornell University Series 2008 C (A-1+/VMIG1)(b)
1,700,000	0.280	10/01/09	1,700,000

			5,100,000

Texas – 0.6%
Gulf Coast Waste Disposal Authority VRDN PCRB Refunding for Amoco Oil Co. Project RMKT 12/07/06 Series 1992 (A-1+/VMIG1)(b)
3,200,000	0.240	10/01/09	3,200,000
Lower Neches Valley Authority Industrial Development Corp. VRDN RB Refunding for Exxon Mobil Project Subseries 2008 A-3 (VMIG1)(b)
300,000	0.240	10/01/09	300,000
Texas Water Development Board VRDN RB Refunding State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(b)
5,595,000	0.330	10/01/09	5,595,000

			9,095,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $86,615,000)			$86,650,499

Shares	Rate	Value

Investment Company – 3.6%

Blackrock Municipal Bond Fund – Institutional Shares(b)
54,519,607	0.283%	$54,519,607
(Cost $54,519,607)

TOTAL INVESTMENTS – 96.6%
(Cost $1,432,636,569)		$1,456,020,964

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.4%		51,708,713

NET ASSETS – 100.0%		$1,507,729,677

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(b)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2009.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2009.

(d)	When-issued security.

(e)	Security issued with zero coupon. Income is recognized through the accretion of discount.

(f)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $20,468,705, which represents approximately 1.4% of net assets as of September 30, 2009.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
ASSURED GTY	—	Insured by Assured Guaranty
BANS	—	Bond Anticipation Notes
CIFG	—	CIFC Assurance North America, Inc.
CNTY GTD	—	County Guaranteed
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLB	—	Federal Home Loan Bank
FSA	—	Insured by Financial Security Assurance Co.
FSA-CR	—	Insured by Financial Security Assurance Co. Insured Custodial Receipts
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF CITY	—	General Obligation of City
GO OF INSTN	—	General Obligation of Institution
GO OF UNIV	—	General Obligation of University
IDA	—	Industrial Development Authority
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
NATL-RE	—	Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—	National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
NATL-RE-IBC	—	Insured by National Public Finance Guarantee Corp. – Insured Bond Certificates
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
RANS	—	Revenue Anticipation Notes
RB	—	Revenue Bond
RMKT	—	Remarketed
TCRS	—	Transferable Custodial Receipts
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.
XLCA-ICR	—	Insured by XL Capital Assurance, Inc. – Insured Custodial Receipts

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities
September 30, 2009 (Unaudited)

	High Yield	Municipal	Short Duration
	Municipal Fund	Income Fund	Tax-Free Fund

Assets:

Investments in securities, at value (identified cost $3,569,265,985, $603,222,804 and $1,432,636,569, respectively)	$3,315,653,190	$618,572,822	$1,456,020,964
Cash	10,092,619	937,432	40,118,967
Receivables:
Interest and dividends, net of allowances	55,706,347	9,022,873	14,458,735
Fund shares sold	29,289,179	2,241,835	41,465,306
Investment securities sold	2,543,810	380,000	—
Swap contracts, at value	867,893	—	—
Reimbursement from adviser	54,122	32,638	34,611
Due from custodian	—	—	4,464,951
Other assets	1,816	1,150	1,041

Total assets	3,414,208,976	631,188,750	1,556,564,575

Liabilities:

Payables:
Investment securities purchased	65,757,019	1,864,286	39,866,444
Income distribution	5,233,632	754,988	617,894
Fund shares redeemed	2,893,746	2,190,556	7,618,716
Amounts owed to affiliates	1,987,409	405,022	616,484
Accrued expenses	194,211	91,142	115,360

Total liabilities	76,066,017	5,305,994	48,834,898

Net Assets:

Paid-in capital	4,813,464,071	644,555,693	1,497,021,149
Accumulated undistributed net investment income	20,730,122	161,826	236,090
Accumulated net realized loss from investment and swap transactions	(1,243,306,332)	(34,184,781)	(12,911,957)
Net unrealized gain (loss) on investments and swap contract	(252,744,902)	15,350,018	23,384,395

NET ASSETS	$3,338,142,959	$625,882,756	$1,507,729,677

Net Assets:
Class A	$1,630,028,240	$381,465,667	$661,891,449
Class B	24,790,283	11,077,061	430,749
Class C	117,699,681	24,554,154	30,507,409
Institutional	1,565,624,755	208,519,475	814,721,731
Service	—	266,399	178,339

Total Net Assets	$3,338,142,959	$625,882,756	$1,507,729,677

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	190,950,890	25,317,830	63,314,839
Class B	2,904,028	735,221	41,238
Class C	13,788,065	1,629,442	2,918,280
Institutional	183,352,363	13,843,975	77,967,122
Service	—	17,597	17,070

Net asset value, offering and redemption price per share:(a)
Class A	$8.54	$15.07	$10.45
Class B	8.54	15.07	10.45
Class C	8.54	15.07	10.45
Institutional	8.54	15.06	10.45
Service	—	15.14	10.45

(a)	Maximum public offering price per share for Class A Shares of High Yield Municipal Fund (NAV per share multiplied by 1.0471) is $8.94, for Class A Shares of Municipal Income Fund (NAV per share multiplied by 1.0390) is $15.66 and for Class A Shares of Short Duration Tax-Free Fund (NAV per share multiplied by 1.0152) is $10.61. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations
For the Six Months Ended September 30, 2009 (Unaudited)

	High Yield	Municipal	Short Duration
	Municipal Fund	Income Fund	Tax-Free Fund

Investment income:

Interest, net of allowances	$89,642,238	$15,872,901	$13,667,712
Dividends	92,220	24,566	29,343

Total investment income	89,734,458	15,897,467	13,697,055

Expenses:

Management fees	6,575,199	1,588,466	1,835,716
Distribution and Service fees(a)	2,169,038	597,246	654,732
Transfer Agent fees(a)	1,097,043	286,336	387,830
Professional fees	109,096	47,910	44,322
Registration fees	71,872	62,704	74,995
Custody and accounting fees	32,888	13,641	12,288
Printing fees	27,476	16,151	22,130
Trustee fees	8,400	8,400	8,400
Service share fees — Service Plan	—	310	164
Service share fees — Shareholder Administration Plan	—	310	164
Other	98,843	31,344	21,175

Total expenses	10,189,855	2,652,818	3,061,916

Less — expense reductions	(299,842)	(312,999)	(394,654)

Net expenses	9,890,013	2,339,819	2,667,262

NET INVESTMENT INCOME	79,844,445	13,557,648	11,029,793

Realized and unrealized gain (loss) from investment and swap transactions:

Net realized gain (loss) from:
Investment transactions	(127,573,663)	(4,962,848)	196,995
Swap contract	151,667	—	—
Net change in unrealized gain on:
Investments	656,126,325	73,701,301	19,522,730
Swap contract	908,234	—	—

Net realized and unrealized gain from investment and swap transactions	529,612,563	68,738,453	19,719,725

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$609,457,008	$82,296,101	$30,749,518

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service
High Yield Municipal	$1,540,485	$118,064	$510,489	$801,044	$15,348	$66,363	$214,288	$—
Municipal Income	433,561	54,308	109,377	225,450	7,060	14,219	39,558	49
Short Duration Tax-Free	538,281	2,211	114,240	279,903	287	14,851	92,763	26

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	High Yield Municipal Fund
	For the
	Six Months Ended		For the
	September 30, 2009		Fiscal Year Ended
	(Unaudited)		March 31, 2009

From operations:

Net investment income	$79,844,445		$218,868,963
Net realized gain (loss) from investment and swap transactions	(127,421,996)		(889,662,128)
Net change in unrealized gain (loss) on investments and swap contract	657,034,559		(286,080,561)

Net increase (decrease) in net assets resulting from operations	609,457,008		(956,873,726)

Distributions to shareholders:

From net investment income
Class A Shares	(38,418,602)		(104,294,218)
Class B Shares	(656,674)		(1,691,389)
Class C Shares	(2,830,756)		(6,465,376)
Institutional Shares	(35,070,237)		(102,220,692)
Service Shares	—		—

Total distributions to shareholders	(76,976,269)		(214,671,675)

From share transactions:

Proceeds from sales of shares	1,036,196,942		778,763,548
Reinvestments of distributions	49,376,634		158,572,380
Cost of shares redeemed	(314,320,021	)(a)	(3,303,662,493	)(b)

Net increase (decrease) in net assets resulting from share transactions	771,253,555		(2,366,326,565)

TOTAL INCREASE (DECREASE)	1,303,734,294		(3,537,871,966)

Net assets:

Beginning of period	2,034,408,665		5,572,280,631

End of period	$3,338,142,959		$2,034,408,665

Accumulated undistributed net investment income	$20,730,122		$17,861,946

(a)	Net of $77,345 and $17,438 of redemption fees remitted to the High Yield Municipal and Municipal Income Funds, respectively.
(b)	Net of $600,648 and $14,434 of redemption fees remitted to the High Yield Municipal and Municipal Income Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Municipal Income Fund				Short Duration Tax-Free Fund
For the				For the
Six Months Ended		For the		Six Months Ended	For the
September 30, 2009		Fiscal Year Ended		September 30, 2009	Fiscal Year Ended
(Unaudited)		March 31, 2009		(Unaudited)	March 31, 2009

$13,557,648		$29,147,447		$11,029,793	$13,836,484
(4,962,848)		(18,744,364)		196,995	(667,454)
73,701,301		(42,352,004)		19,522,730	82,894

82,296,101		(31,948,921)		30,749,518	13,251,924

(7,943,383)		(16,476,268)		(4,834,231)	(6,318,117)
(208,065)		(408,380)		(3,817)	(12,717)
(418,856)		(764,214)		(173,278)	(222,838)
(4,868,337)		(11,295,414)		(5,942,140)	(7,248,848)
(5,443)		(11,281)		(1,344)	(1,462)

(13,444,084)		(28,955,557)		(10,954,810)	(13,803,982)

99,613,437		323,338,940		1,154,388,249	597,148,312
8,524,309		18,576,118		8,168,006	10,884,543
(102,492,840	)(a)	(410,407,608	)(b)	(255,998,431)	(388,619,858)

5,644,906		(68,492,550)		906,557,824	219,412,997

74,496,923		(129,397,028)		926,352,532	218,860,939

551,385,833		680,782,861		581,377,145	362,516,206

$625,882,756		$551,385,833		$1,507,729,677	$581,377,145

$161,826		$48,262		$236,090	$161,107

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements
September 30, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-Diversified

High Yield Municipal	A, B, C and Institutional Shares	Non-diversified

Municipal Income and Short Duration Tax-Free	A, B, C and Institutional and Service Shares	Diversified

Class A Shares of the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 4.50%, 3.75% and 1.50%, respectively. Prior to July 29, 2009, the maximum front-end sales charges for the Municipal Income and Short Duration Tax-Free Funds were 4.50% and 2.00%, respectively. Class B Shares of High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with contingent deferred sales charges that decline from 5.00% to zero, 5.00% to zero, and 2.00% to zero, respectively, depending upon the period of time that shares are held. Effective November 2, 2009, the Funds’ Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds.) Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser to each Fund pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the accompanying Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense and are accrued daily.

E. Redemption Fees — All classes of the High Yield Municipal and Municipal Income Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 and 30 calendar days or less, respectively. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
	Declared/Paid	Declared/Paid

All Funds	Daily/Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

G. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized but not yet issued in the market. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Derivatives — The Funds may make investments in derivative instruments, including, but not limited to, options, futures and swaps. In April 2009, the Funds adopted FASB Accounting Standards Codification (“ASC”) 815 “Disclosures about Derivative Instruments and Hedging Activities”, which requires enhanced disclosures about the Funds’ derivatives and hedging activities. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices and interest rates. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The Fund may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk, and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Fund may pay or receive cash to collateralize these contracts. This cash collateral is recorded as assets/liabilities on the Fund’s books.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Fund, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, which are recorded as a realized gain or loss ratably beginning on the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gains or losses on the Statements of Operations. The Fund invests in the following types of swaps:
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Funds sell protection through a credit default swap, the Funds could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Funds, as sellers of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Funds may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a trustworthy and transparent price has been set for the defaulted security or obligation. In addition, the Funds are entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

3. AGREEMENTS

A. Management Agreement — Under the Agreement applicable to each Fund, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended September 30, 2009, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	Up to	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

High Yield Municipal	0.55%	0.55%	0.50%	0.48%	0.47%	0.54%	0.54%

Municipal Income	0.55	0.50	0.48	0.47	0.46	0.55	0.50	*

Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32	0.40	0.35	*

*	GSAM has voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rates.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. AGREEMENTS (continued)

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C

Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the six months ended September 30, 2009, Goldman Sachs has voluntarily agreed to waive a portion of the distribution and service fees equal to 0.15% of the average daily net assets attributable to Class B Shares of Short Duration Tax-Free Fund. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.

Goldman Sachs may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended September 30, 2009, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent
	Sales Charge	Deferred Sales Charge
Fund	Class A	Class B	Class C

High Yield Municipal	$67,000	$—	$—

Municipal Income	45,800	—	—	*

Short Duration Tax-Free	27,400	—	—

*	Amount rounds to less than $100.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of Municipal Income and Short Duration Tax-Free Funds, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

3. AGREEMENTS (continued)

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior period expense reimbursements, if any. These expense limitations may be modified or terminated at any time at the option of GSAM. The Other Expenses limitation for each Fund as an annual percentage rate of average daily net assets is 0.004%. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses.
For the six months ended September 30, 2009, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Fee Waivers
		Class B		Other	Total
	Management	Distribution and		Expense	Expense
Fund	Fee	Service Fee		Reimbursement	Reductions

High Yield Municipal	$—	$—		$300	$300

Municipal Income	144	—		169	313

Short Duration Tax-Free	230	—	(a)	165	395

(a)	Amount rounds to less than $1,000.

As of September 30, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

High Yield Municipal	$1,343	$422	$222	$1,987

Municipal Income	250	105	50	405

Short Duration Tax-Free	383	144	89	616

F. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2009, the Funds did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

High Yield Municipal

	Level 1	Level 2	Level 3

Assets
Municipal Debt Obligations	$—	$3,147,836,964	$552,016
Common Stock and/or Other Equity Investments	117,940	—	—
Short-term Investments	109,157,270	57,989,000	—
Derivatives	—	867,893	—

Total	$109,275,210	$3,206,693,857	$552,016

Municipal Income

	Level 1	Level 2	Level 3

Assets
Municipal Debt Obligations	$—	$590,435,661	$—
Short-term Investments	17,837,161	10,300,000	—

Total	$17,837,161	$600,735,661	$—

Short Duration Tax-Free

	Level 1	Level 2	Level 3

Assets
Municipal Debt Obligations	$—	$1,242,689,072	$—
U.S. Government Agency Obligations	—	72,161,786	—
Short-term Investments	54,519,607	86,650,499	—

Total	$54,519,607	$1,401,501,357	$—

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a reconciliation of Level 3 investments in the High Yield Municipal Fund for the six months ended September 30, 2009:

Municipal
Level 3	Debt Obligations

Beginning Balance as of April 1, 2009	$1,463,266

Realized gain (loss)	—

Unrealized gain (loss) relating to instruments still held at reporting date	—

Net purchases (sales)	—

Net transfers in and/or out of Level 3	(911,250)

Ending Balance as of September 30, 2009	$552,016

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2009, were as follows:

Fund	Purchases		Sales and Maturities

High Yield Municipal	$1,290,580,930		$563,010,586

Municipal Income	70,354,012		78,054,834

Short Duration Tax-Free	806,956,578	*	50,437,531

*	Included in these amounts is the cost of purchases of U.S. Government Agency Obligations in the amount of $71,518,261.

6. TAX INFORMATION

As of the most recent fiscal year ended, March 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Capital loss carryforward:[1]
Expiring 2011	$—	$(872,080)	$—
Expiring 2012	—	(873,613)	(2,563,121)
Expiring 2013	—	—	(3,111,685)
Expiring 2014	—	—	(4,730,013)
Expiring 2015	(2,478,411)	(3,036,076)	(2,044,683)
Expiring 2016	(220,731,177)	(5,753,929)	—
Expiring 2017	(553,071,659)	(13,220,467)	(12,792)

Total capital loss carryforward	$(776,281,247)	$(23,756,165)	$(12,462,294)

Timing differences (post October losses/income distribution payable)	$(305,872,732)	$(6,310,768)	$(928,295)

[1]	Expiration occurs on March 31 of the year indicated.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

6. TAX INFORMATION (continued)

At September 30, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Tax cost	$3,595,479,208	$602,861,889	$1,432,523,883

Gross unrealized gain	243,326,147	39,124,676	25,706,879

Gross unrealized loss	(523,152,165)	(23,413,743)	(2,209,798)

Net unrealized security gain (loss)	$(279,826,018)	$15,710,933	$23,497,081

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences in the tax treatment of partnership investments and the accretion of market discount as of the most recent fiscal year end.

7. OTHER RISKS

Insurance Concentrations — The Funds may invest in “insured” tax exempt municipal securities (“Insured Municipal Securities”). Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles the Funds to receive interest and the face or par value of the securities held by the Funds in the event that the underlying obligor cannot make timely payments. The insurance does not guarantee the market value of the Insured Municipal Securities or the value of the shares of the Funds. As of September 30, 2009, the following private insurers insured 5% or more of the net assets of one or more of the Funds:

	Municipal	Short Duration
Insurer/Rating	Income	Tax-Free

AMBAC Assurance Corp. (Caa2/CC)	5.5%	—%

Financial Security Assurance Co. (Aa3/AAA/AA)	8.3	6.6

NATL Reinsurance (Baa1/A)	12.0	8.2

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Portfolio Concentrations — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB ASC 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal periods ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through November 24, 2009, the date that the financial statements were issued.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	High Yield Municipal Fund
	For the Six Months Ended
	September 30, 2009		For the Fiscal Year Ended
	(Unaudited)		March 31, 2009
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	62,595,500	$477,537,896	41,492,426	$356,489,738
Shares converted from Class B(a)	116,966	931,067	284,990	2,420,415
Reinvestments of distributions	3,453,021	26,303,370	9,160,119	77,731,768
Shares redeemed	(25,141,897)	(188,618,205)	(186,451,130)	(1,595,828,271)

	41,023,590	316,154,128	(135,513,595)	(1,159,186,350)

Class B Shares
Shares sold	138,381	1,025,411	310,927	2,605,711
Shares converted to Class A(a)	(116,966)	(931,067)	(284,990)	(2,420,415)
Reinvestments of distributions	68,422	518,803	159,187	1,310,430
Shares redeemed	(430,420)	(3,293,923)	(1,448,591)	(11,776,822)

	(340,583)	(2,680,776)	(1,263,467)	(10,281,096)

Class C Shares
Shares sold	1,247,349	9,529,093	2,670,814	23,033,093
Reinvestments of distributions	257,092	1,952,113	531,342	4,387,116
Shares redeemed	(1,166,327)	(8,839,558)	(6,387,999)	(53,526,263)

	338,114	2,641,648	(3,185,843)	(26,106,054)

Institutional Shares
Shares sold	72,077,877	548,104,542	45,701,434	396,635,006
Reinvestments of distributions	2,700,201	20,602,348	8,794,794	75,143,066
Shares redeemed	(15,512,503)	(113,568,335)	(194,339,626)	(1,642,531,137)

	59,265,575	455,138,555	(139,843,398)	(1,170,753,065)

NET INCREASE (DECREASE)	100,286,696	$771,253,555	(279,806,303)	$(2,366,326,565)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Municipal Income Fund
	For the Six Months Ended
	September 30, 2009		For the Fiscal Year Ended
	(Unaudited)		March 31, 2009
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,568,607	$64,419,665	12,184,091	$166,636,098
Shares converted from Class B(a)	26,952	388,673	30,212	414,425
Reinvestments of distributions	467,356	6,609,064	986,546	13,649,953
Shares redeemed	(4,607,661)	(64,382,433)	(15,814,979)	(217,945,356)

	455,254	7,034,969	(2,614,130)	(37,244,880)

Class B Shares
Shares sold	66,394	928,227	262,037	3,568,431
Shares converted to Class A(a)	(26,952)	(388,673)	(30,203)	(414,425)
Reinvestments of distributions	10,552	149,207	19,789	273,199
Shares redeemed	(84,058)	(1,193,008)	(277,723)	(3,799,133)

	(34,064)	(504,247)	(26,100)	(371,928)

Class C Shares
Shares sold	214,331	3,009,862	704,489	9,638,051
Reinvestments of distributions	20,341	287,803	37,323	514,371
Shares redeemed	(96,314)	(1,355,241)	(648,901)	(8,800,036)

	138,358	1,942,424	92,911	1,352,386

Institutional Shares
Shares sold	2,237,697	31,250,504	10,327,393	143,496,338
Reinvestments of distributions	104,451	1,477,774	296,687	4,137,927
Shares redeemed	(2,524,955)	(35,562,158)	(13,391,562)	(179,528,868)

	(182,807)	(2,833,880)	(2,767,482)	(31,894,603)

Service Shares
Shares sold	381	5,179	2	22
Reinvestments of distributions	33	461	48	668
Shares redeemed	—	—	(22,400)	(334,215)

	414	5,640	(22,350)	(333,525)

NET INCREASE (DECREASE)	377,155	$5,644,906	(5,337,151)	$(68,492,550)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax-Free Fund
	For the Six Months Ended
	September 30, 2009		For the Fiscal Year Ended
	(Unaudited)		March 31, 2009
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	48,034,612	$497,593,234	33,166,994	$337,980,871
Shares converted from Class B(a)	1,209	12,422	1,194	12,272
Reinvestments of distributions	373,029	3,862,189	522,675	5,325,430
Shares redeemed	(14,699,144)	(152,085,008)	(19,944,518)	(202,540,971)

	33,709,706	349,382,837	13,746,345	140,777,602

Class B Shares
Shares sold	1	13	14	162
Shares converted to Class A(a)	(1,211)	(12,422)	(1,196)	(12,272)
Reinvestments of distributions	248	2,558	856	8,723
Shares redeemed	(1,779)	(18,431)	(17,490)	(177,950)

	(2,741)	(28,282)	(17,816)	(181,337)

Class C Shares
Shares sold	1,413,372	14,628,127	1,316,522	13,399,964
Reinvestments of distributions	11,394	117,933	13,684	139,399
Shares redeemed	(201,446)	(2,082,841)	(292,938)	(2,979,772)

	1,223,320	12,663,219	1,037,268	10,559,591

Institutional Shares
Shares sold	62,018,125	642,046,991	24,075,610	245,765,511
Reinvestments of distributions	403,976	4,183,983	531,096	5,409,529
Shares redeemed	(9,838,378)	(101,812,151)	(18,010,172)	(182,921,165)

	52,583,723	544,418,823	6,596,534	68,253,875

Service Shares
Shares sold	11,651	119,884	179	1,804
Reinvestments of distributions	130	1,343	143	1,462

	11,781	121,227	322	3,266

NET INCREASE	87,525,789	$906,557,824	21,362,653	$219,412,997

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2009 - A	$7.00	$0.24	$1.54	$1.78	$(0.24)	$—	$(0.24)
2009 - B	7.00	0.22	1.53	1.75	(0.21)	—	(0.21)
2009 - C	7.00	0.22	1.53	1.75	(0.21)	—	(0.21)
2009 - Institutional	7.00	0.26	1.53	1.79	(0.25)	—	(0.25)

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	9.77	0.50	(2.78)	(2.28)	(0.49)	—	(0.49)
2009 - B	9.77	0.43	(2.78)	(2.35)	(0.42)	—	(0.42)
2009 - C	9.77	0.43	(2.78)	(2.35)	(0.42)	—	(0.42)
2009 - Institutional	9.77	0.53	(2.78)	(2.25)	(0.52)	—	(0.52)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	10.78	0.22	(1.02)	(0.80)	(0.21)	—	(0.21)
2008 - B	10.78	0.18	(1.01)	(0.83)	(0.18)	—	(0.18)
2008 - C	10.78	0.18	(1.01)	(0.83)	(0.18)	—	(0.18)
2008 - Institutional	10.78	0.23	(1.01)	(0.78)	(0.23)	—	(0.23)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	11.57	0.51	(0.76)	(0.25)	(0.50)	(0.04)	(0.54)
2007 - B	11.57	0.43	(0.76)	(0.33)	(0.42)	(0.04)	(0.46)
2007 - C	11.57	0.42	(0.75)	(0.33)	(0.42)	(0.04)	(0.46)
2007 - Institutional	11.57	0.55	(0.76)	(0.21)	(0.54)	(0.04)	(0.58)

2006 - A	11.11	0.52	0.46	0.98	(0.52)	—	(0.52)
2006 - B	11.11	0.44	0.46	0.90	(0.44)	—	(0.44)
2006 - C	11.11	0.44	0.46	0.90	(0.44)	—	(0.44)
2006 - Institutional	11.11	0.57	0.46	1.03	(0.57)	—	(0.57)

2005 - A	10.90	0.54	0.21	0.75	(0.54)	—	(0.54)
2005 - B	10.90	0.45	0.22	0.67	(0.46)	—	(0.46)
2005 - C	10.90	0.45	0.22	0.67	(0.46)	—	(0.46)
2005 - Institutional	10.91	0.59	0.19	0.78	(0.58)	—	(0.58)

2004 - A	10.66	0.54	0.23	0.77	(0.53)	—	(0.53)
2004 - B	10.66	0.46	0.23	0.69	(0.45)	—	(0.45)
2004 - C	10.66	0.46	0.23	0.69	(0.45)	—	(0.45)
2004 - Institutional	10.66	0.59	0.23	0.82	(0.57)	—	(0.57)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and taxable distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

									Ratios assuming no
									expense reductions
			Ratio of		Ratio of				Ratio of		Ratio of
			net expenses		net expenses				total expenses		total expenses
			to average		to average				to average		to average
			net assets		net assets		Ratio of		net assets		net assets		Ratio of
		Net assets,	including		excluding		net investment		including		excluding		net investment
Net asset		end of	interest		interest		income		interest		interest		income		Portfolio
value, end	Total	period	expense		expense		to average		expense		expense		to average		turnover
of period	return(b)	(in 000s)	and fees		and fees		net assets		and fees		and fees		net assets		rate

$8.54	25.85%	$1,630,028	0.92	%(c)	0.92	%(c)	6.45	%(c)	0.94	%(c)	0.94	%(c)	6.43	%(c)	24%
8.54	25.39	24,790	1.67	(c)	1.67	(c)	5.79	(c)	1.69	(c)	1.69	(c)	5.77	(c)	24
8.54	25.39	117,700	1.67	(c)	1.67	(c)	5.77	(c)	1.69	(c)	1.69	(c)	5.75	(c)	24
8.54	26.06	1,565,625	0.58	(c)	0.58	(c)	6.76	(c)	0.60	(c)	0.60	(c)	6.74	(c)	24

7.00	(23.97)	1,049,054	0.91		0.91		5.76		0.93		0.93		5.74		57
7.00	(24.55)	22,705	1.66		1.66		5.08		1.68		1.68		5.06		57
7.00	(24.55)	94,113	1.66		1.66		5.09		1.68		1.68		5.07		57
7.00	(23.71)	868,537	0.57		0.57		6.08		0.59		0.59		6.06		57

9.77	(7.45)	2,787,779	0.91	(c)	0.90	(c)	5.07	(c)	0.93	(c)	0.92	(c)	5.05	(c)	16
9.77	(7.74)	44,026	1.66	(c)	1.65	(c)	4.30	(c)	1.68	(c)	1.67	(c)	4.28	(c)	16
9.77	(7.74)	162,459	1.66	(c)	1.65	(c)	4.31	(c)	1.68	(c)	1.67	(c)	4.29	(c)	16
9.77	(7.32)	2,578,017	0.57	(c)	0.56	(c)	5.42	(c)	0.59	(c)	0.58	(c)	5.40	(c)	16

10.78	(2.27)	3,984,269	1.00		0.91		4.50		1.02		0.93		4.48		56
10.78	(3.00)	53,384	1.75		1.66		3.76		1.77		1.68		3.74		56
10.78	(3.00)	200,199	1.75		1.66		3.76		1.77		1.68		3.74		56
10.78	(1.92)	3,738,472	0.64		0.55		4.86		0.66		0.57		4.84		56

11.57	9.05	3,569,963	1.07		0.92		4.64		1.11		0.96		4.61		32
11.57	8.24	57,902	1.82		1.67		3.90		1.86		1.71		3.87		32
11.57	8.24	160,180	1.82		1.67		3.88		1.85		1.70		3.85		32
11.57	9.45	3,483,350	0.71		0.56		5.02		0.74		0.59		4.99		32

11.11	6.99	2,264,580	1.13		0.97		4.78		1.15		0.99		4.76		26
11.11	6.20	49,299	1.88		1.72		4.05		1.91		1.75		4.02		26
11.11	6.20	87,466	1.88		1.72		4.03		1.90		1.74		4.01		26
11.11	7.31	2,540,339	0.74		0.58		5.16		0.76		0.60		5.14		26

10.90	7.40	1,513,843	1.10		0.99		5.03		1.12		1.01		5.01		31
10.90	6.60	48,286	1.85		1.74		4.29		1.87		1.76		4.27		31
10.90	6.60	61,299	1.85		1.74		4.28		1.87		1.76		4.26		31
10.91	7.93	1,505,390	0.70		0.59		5.44		0.72		0.61		5.42		31

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2009 - A	$13.39	$0.32	$1.68	$2.00	$(0.32)
2009 - B	13.40	0.27	1.67	1.94	(0.27)
2009 - C	13.40	0.27	1.67	1.94	(0.27)
2009 - Institutional	13.39	0.35	1.67	2.02	(0.35)
2009 - Service	13.47	0.31	1.67	1.98	(0.31)

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	14.64	0.63	(1.25)	(0.62)	(0.63)
2009 - B	14.64	0.53	(1.24)	(0.71)	(0.53)
2009 - C	14.64	0.53	(1.24)	(0.71)	(0.53)
2009 - Institutional	14.64	0.68	(1.25)	(0.57)	(0.68)
2009 - Service	14.72	0.62	(1.26)	(0.64)	(0.61)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	15.23	0.26	(0.59)	(0.33)	(0.26)
2008 - B	15.24	0.21	(0.60)	(0.39)	(0.21)
2008 - C	15.24	0.21	(0.60)	(0.39)	(0.21)
2008 - Institutional	15.23	0.28	(0.59)	(0.31)	(0.28)
2008 - Service	15.32	0.25	(0.60)	(0.35)	(0.25)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	15.80	0.62	(0.57)	0.05	(0.62)
2007 - B	15.81	0.51	(0.58)	(0.07)	(0.50)
2007 - C	15.81	0.51	(0.58)	(0.07)	(0.50)
2007 - Institutional	15.80	0.68	(0.57)	0.11	(0.68)
2007 - Service	15.90	0.60	(0.58)	0.02	(0.60)

2006 - A	15.59	0.63	0.22	0.85	(0.64)
2006 - B	15.59	0.52	0.22	0.74	(0.52)
2006 - C	15.60	0.52	0.21	0.73	(0.52)
2006 - Institutional	15.59	0.69	0.22	0.91	(0.70)
2006 - Service	15.68	0.61	0.23	0.84	(0.62)

2005 - A	15.68	0.63	(0.08)	0.55	(0.64)
2005 - B	15.68	0.51	(0.08)	0.43	(0.52)
2005 - C	15.68	0.52	(0.08)	0.44	(0.52)
2005 - Institutional	15.67	0.70	(0.08)	0.62	(0.70)
2005 - Service	15.76	0.61	(0.07)	0.54	(0.62)

2004 - A	15.41	0.65	0.27	0.92	(0.65)
2004 - B	15.41	0.54	0.26	0.80	(0.53)
2004 - C	15.41	0.54	0.26	0.80	(0.53)
2004 - Institutional	15.40	0.72	0.26	0.98	(0.71)
2004 - Service	15.49	0.65	0.25	0.90	(0.63)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and taxable distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

									Ratios assuming no
									expense reductions
			Ratio of		Ratio of				Ratio of		Ratio of
			net expenses		net expenses				total expenses		total expenses
			to average		to average				to average		to average
			net assets		net assets		Ratio of		net assets		net assets		Ratio of
		Net assets,	including		excluding		net investment		including		excluding		net investment
Net asset		end of	interest		interest		income		interest		interest		income		Portfolio
value, end	Total	period	expense		expense		to average		expense		expense		to average		turnover
of period	return(b)	(in 000s)	and fees		and fees		net assets		and fees		and fees		net assets		rate

$15.07	15.13%	$381,466	0.88	%(c)	0.88	%(c)	4.62	%(c)	0.99	%(c)	0.99	%(c)	4.51	%(c)	13%
15.07	14.62	11,077	1.63	(c)	1.63	(c)	3.87	(c)	1.74	(c)	1.74	(c)	3.76	(c)	13
15.07	14.62	24,554	1.63	(c)	1.63	(c)	3.87	(c)	1.74	(c)	1.74	(c)	3.76	(c)	13
15.06	15.25	208,519	0.54	(c)	0.54	(c)	4.96	(c)	0.65	(c)	0.65	(c)	4.85	(c)	13
15.14	14.87	266	1.04	(c)	1.04	(c)	4.43	(c)	1.15	(c)	1.15	(c)	4.32	(c)	13

13.39	(4.28)	333,034	0.88		0.88		4.55		0.98		0.98		4.45		49
13.40	(4.92)	10,305	1.63		1.63		3.80		1.73		1.73		3.70		49
13.40	(4.92)	19,978	1.63		1.63		3.82		1.73		1.73		3.72		49
13.39	(3.95)	187,838	0.54		0.54		4.89		0.64		0.64		4.79		49
13.47	(4.39)	231	1.04		1.04		4.39		1.14		1.14		4.29		49

14.64	(2.18)	402,238	0.89	(c)	0.88	(c)	4.19	(c)	1.01	(c)	1.00	(c)	4.07	(c)	19
14.64	(2.55)	11,646	1.64	(c)	1.63	(c)	3.44	(c)	1.76	(c)	1.75	(c)	3.32	(c)	19
14.64	(2.55)	20,474	1.64	(c)	1.63	(c)	3.46	(c)	1.76	(c)	1.75	(c)	3.34	(c)	19
14.64	(2.04)	245,843	0.55	(c)	0.54	(c)	4.53	(c)	0.67	(c)	0.66	(c)	4.41	(c)	19
14.72	(2.29)	582	1.05	(c)	1.04	(c)	4.03	(c)	1.17	(c)	1.16	(c)	3.91	(c)	19

15.23	0.31	381,697	0.96		0.90		3.99		1.07		1.01		3.88		31
15.24	(0.43)	12,210	1.71		1.65		3.24		1.82		1.76		3.13		31
15.24	(0.43)	14,783	1.71		1.65		3.24		1.82		1.76		3.13		31
15.23	0.67	289,188	0.60		0.54		4.37		0.71		0.65		4.26		31
15.32	0.13	606	1.10		1.04		3.85		1.21		1.15		3.74		31

15.80	5.59	302,271	1.00		0.90		4.05		1.16		1.07		3.88		19
15.81	4.87	11,698	1.75		1.65		3.31		1.92		1.82		3.14		19
15.81	4.80	9,777	1.75		1.65		3.30		1.91		1.82		3.14		19
15.80	5.98	152,070	0.63		0.53		4.42		0.79		0.70		4.26		19
15.90	5.51	671	1.13		1.03		3.90		1.29		1.20		3.74		19

15.59	3.55	240,123	1.00		0.93		3.99		1.16		1.09		3.83		37
15.59	2.78	13,783	1.75		1.68		3.25		1.91		1.84		3.09		37
15.60	2.85	7,873	1.75		1.68		3.24		1.91		1.84		3.08		37
15.59	4.02	128,311	0.61		0.54		4.37		0.77		0.70		4.21		37
15.68	3.49	315	1.11		1.04		3.88		1.27		1.20		3.72		37

15.68	6.09	179,223	1.02		0.94		4.21		1.20		1.12		4.03		27
15.68	5.30	14,117	1.77		1.69		3.46		1.95		1.87		3.28		27
15.68	5.30	5,838	1.77		1.69		3.46		1.95		1.87		3.28		27
15.67	6.52	60,506	0.62		0.54		4.61		0.80		0.72		4.43		27
15.76	5.95	337	1.12		1.04		4.11		1.30		1.22		3.93		27

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2009 - A	$10.25	$0.12	$0.20	$0.32	$(0.12)
2009 - B	10.24	0.09	0.21	0.30	(0.09)
2009 - C	10.25	0.08	0.20	0.28	(0.08)
2009 - Institutional	10.25	0.13	0.21	0.34	(0.14)
2009 - Service	10.24	0.11	0.21	0.32	(0.11)

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	10.25	0.30	— (d)	0.30	(0.30)
2009 - B	10.24	0.25	(0.01)	0.24	(0.24)
2009 - C	10.25	0.22	0.01	0.23	(0.23)
2009 - Institutional	10.25	0.34	— (d)	0.34	(0.34)
2009 - Service	10.24	0.29	— (d)	0.29	(0.29)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	10.16	0.14	0.09	0.23	(0.14)
2008 - B	10.15	0.11	0.09	0.20	(0.11)
2008 - C	10.16	0.11	0.09	0.20	(0.11)
2008 - Institutional	10.16	0.15	0.09	0.24	(0.15)
2008 - Service	10.15	0.13	0.09	0.22	(0.13)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	10.20	0.33	(0.04)	0.29	(0.33)
2007 - B	10.19	0.27	(0.04)	0.23	(0.27)
2007 - C	10.20	0.26	(0.05)	0.21	(0.25)
2007 - Institutional	10.19	0.37	(0.04)	0.33	(0.36)
2007 - Service	10.19	0.32	(0.05)	0.27	(0.31)

2006 - A	10.20	0.29	0.02	0.31	(0.31)
2006 - B	10.19	0.23	0.02	0.25	(0.25)
2006 - C	10.20	0.21	0.02	0.23	(0.23)
2006 - Institutional	10.19	0.33	0.02	0.35	(0.35)
2006 - Service	10.19	0.28	0.02	0.30	(0.30)

2005 - A	10.39	0.24	(0.18)	0.06	(0.25)
2005 - B	10.38	0.18	(0.18)	(0.00)	(0.19)
2005 - C	10.39	0.16	(0.18)	(0.02)	(0.17)
2005 - Institutional	10.39	0.28	(0.19)	0.09	(0.29)
2005 - Service	10.38	0.23	(0.18)	0.05	(0.24)

2004 - A	10.45	0.19	(0.06)	0.13	(0.19)
2004 - B	10.44	0.12	(0.05)	0.07	(0.13)
2004 - C	10.45	0.11	(0.06)	0.05	(0.11)
2004 - Institutional	10.44	0.23	(0.05)	0.18	(0.23)
2004 - Service	10.44	0.17	(0.05)	0.12	(0.18)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and taxable distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.45	3.14%	$661,891	0.73	%(c)	2.25	%(c)	0.82	%(c)	2.16	%(c)	6%
10.45	2.93	431	1.33	(c)	1.74	(c)	1.57	(c)	1.50	(c)	6
10.45	2.75	30,507	1.48	(c)	1.53	(c)	1.57	(c)	1.44	(c)	6
10.45	3.32	814,722	0.39	(c)	2.56	(c)	0.48	(c)	2.47	(c)	6
10.45	3.15	178	0.89	(c)	2.05	(c)	0.98	(c)	1.96	(c)	6

10.25	3.02	303,446	0.73		2.96		0.85		2.84		33
10.24	2.41	450	1.33		2.41		1.60		2.14		33
10.25	2.25	17,373	1.48		2.18		1.60		2.06		33
10.25	3.37	260,054	0.39		3.31		0.51		3.19		33
10.24	2.85	54	0.89		2.82		1.01		2.70		33

10.25	2.24	162,590	0.73	(c)	3.21	(c)	0.95	(c)	2.99	(c)	19
10.24	1.99	633	1.33	(c)	2.65	(c)	1.70	(c)	2.28	(c)	19
10.25	1.93	6,742	1.48	(c)	2.48	(c)	1.70	(c)	2.26	(c)	19
10.25	2.39	192,500	0.39	(c)	3.57	(c)	0.61	(c)	3.35	(c)	19
10.24	2.18	51	0.89	(c)	3.06	(c)	1.11	(c)	2.84	(c)	19

10.16	2.86	126,888	0.75		3.27		0.89		3.13		52
10.15	2.25	988	1.35		2.67		1.64		2.40		52
10.16	2.10	4,549	1.50		2.54		1.64		2.40		52
10.16	3.34	207,801	0.39		3.66		0.53		3.52		52
10.15	2.72	50	0.89		3.14		1.03		3.00		52

10.20	3.09	118,460	0.76		2.85		0.91		2.70		55
10.19	2.48	1,884	1.36		2.25		1.66		1.95		55
10.20	2.33	6,297	1.51		2.10		1.66		1.95		55
10.19	3.48	200,543	0.39		3.23		0.54		3.07		55
10.19	2.96	56	0.89		2.74		1.04		2.58		55

10.20	0.56	147,425	0.78		2.37		0.91		2.24		46
10.19	(0.04)	2,612	1.38		1.77		1.66		1.49		46
10.20	(0.19)	9,440	1.53		1.61		1.66		1.48		46
10.19	0.86	308,255	0.39		2.77		0.52		2.64		46
10.19	0.45	55	0.89		2.27		1.02		2.14		46

10.39	1.25	188,487	0.79		1.80		0.90		1.69		37
10.38	0.64	4,619	1.39		1.20		1.65		0.94		37
10.39	0.49	18,283	1.54		1.04		1.65		0.93		37
10.39	1.75	409,228	0.39		2.20		0.50		2.09		37
10.38	1.15	55	0.89		1.70		1.00		1.59		37

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 through September 30, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	High Yield Municipal Fund				Municipal Income Fund				Short Duration Tax-Free Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	4/01/09	9/30/09		9/30/09*	4/01/09	9/30/09		9/30/09*	4/01/09	9/30/09		9/30/09*
Class A
Actual	$1,000	$1,258.50		$5.21	$1,000	$1,151.30		$4.75	$1,000	$1,031.40		$3.72
Hypothetical 5% return	1,000	1,020.46	+	4.66	1,000	1,020.66	+	4.46	1,000	1,021.41	+	3.70

Class B
Actual	1,000	1,253.90		9.49	1,000	1,146.20		8.77	1,000	1,029.30		6.82
Hypothetical 5% return	1,000	1,016.65	+	8.49	1,000	1,016.90	+	8.24	1,000	1,018.35	+	6.78

Class C
Actual	1,000	1,253.90		9.49	1,000	1,146.20		8.77	1,000	1,027.50		7.52
Hypothetical 5% return	1,000	1,016.65	+	8.49	1,000	1,016.90	+	8.24	1,000	1,017.65	+	7.49

Institutional
Actual	1,000	1,260.60		3.29	1,000	1,152.50		2.91	1,000	1,033.20		1.99
Hypothetical 5% return	1,000	1,022.16	+	2.94	1,000	1,022.36	+	2.74	1,000	1,023.11	+	1.98

Service
Actual	N/A	N/A		N/A	1,000	1,148.70		5.60	1,000	1,031.50		4.53
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,019.85	+	5.27	1,000	1,020.61	+	4.51

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

High Yield Municipal	0.92%	1.67%	1.67%	0.58%	N/A
Municipal Income	0.88	1.63	1.63	0.54	1.04%
Short Duration Tax-Free	0.73	1.33	1.48	0.39	0.89

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Short Duration Tax-Free, Goldman Sachs High Yield Municipal and Goldman Sachs Municipal Income Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).

To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreements including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates;

(b)	the Funds’ investment performance;

(c)	the Funds’ management fee arrangements;

(d)	the voluntary undertakings of the Investment Adviser and the Funds’ affiliated distributor to reimburse certain fees and expenses of the Funds that exceed specified levels and the estimated annualized savings realized by the Funds from those undertakings;

(e)	potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreements;

(f)	the relative expense levels of the Funds as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers;

(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;

(h)	the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements;

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(i)	a summary of fee concessions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;

(j)	capacity issues relating to the securities in which the Funds invest;

(k)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(l)	information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds;

(m)	the current pricing of services provided by, and the profitability of, the Funds’ transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and

(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including:

(a)	the quality of the Investment Adviser’s services;

(b)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;

(c)	the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology;

(d)	whether certain reductions in headcount due to the economic environment were likely to affect the quality of the services provided to the Funds;

(e)	the Investment Adviser’s business continuity and disaster recovery planning;

(f)	the Investment Adviser’s financial resources and its ability to hire and retain talented personnel;

(g)	the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services;

(h)	the terms of the Management Agreements and agreements with other service providers entered into by the Trust on behalf of the Funds;

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(i)	the administrative services provided under the Management Agreements, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent;

(j)	portfolio trading related issues;

(k)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest;

(l)	the Investment Adviser’s approach to risk management;

(m)	an overview of the Funds’ distribution plan; and

(n)	an annual review of the effectiveness of the Funds’ compliance program. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and any breakpoints in the fee rates payable by each Fund under the Management Agreements.

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, share purchase and redemption activity, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by Municipal Income and Short Duration Tax-Free Funds’ Service Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.

Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreements as they applied to each Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In evaluating the Management Agreements at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreements, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Funds and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance

The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark(s). This information on each Fund’s investment performance was provided for the one-, three-, five-and ten-year periods ended December 31, 2008, to the extent that each Fund had been in existence for those periods. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions, credit and duration parameters, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In connection with the High Yield Municipal and Municipal Income Funds’ performance, the Trustees took note of the market events and liquidity issues that had occurred in the municipal markets during 2007 and 2008. They also noted the Investment Adviser’s responses to these events. The Trustees concluded that the Investment Adviser was reacting to market events and the Funds’ performance in a responsible manner. With respect to the Short Duration Tax-Free Fund, the Trustees believed that the Fund had provided investment performance within a competitive range for long-term investors. With respect to each Fund, the Trustees concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information

The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the management fee payable by the Short Duration Tax-Free and Municipal Income Funds, as well as Goldman Sachs’ voluntary undertaking to waive a portion of the Rule 12b-1 fees attributable to the Short Duration Tax-Free Fund’s Class B Shares. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2008 and 2007, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	High Yield	Municipal	Short Duration
Average Daily Net Assets	Municipal Fund	Income Fund	Tax-Free Fund

First $1 billion	0.55%	0.55%	0.40%
Next $1 billion	0.55%	0.50%	0.36%
Next $3 billion	0.50%	0.48%	0.34%
Next $3 billion	0.48%	0.47%	0.33%
Over $8 billion	0.47%	0.46%	0.32%

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s and Goldman Sachs’ voluntary undertakings to limit fees and other expenses to certain amounts. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business.

Other Benefits to the Funds and Their Shareholders

The Independent Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreements, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2010.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $761 billion in assets under management as of June 30, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small Cap Value Fund
■ Small/Mid Cap Growth Fund

Structured Equity
■ Balanced Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Structured Tax-Managed Equity
Fund
■ Structured International Tax-
Managed Equity Fund
■ U.S. Equity Dividend and Premium
Fund
■ International Equity Dividend and
Premium Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity
Portfolio
■ Tax-Advantaged Global Equity
Portfolio
Retirement Strategies[2]
Fundamental Equity International
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[2]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An Investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President Scott McHugh, Treasurer* Peter V. Bonanno, Secretary George F. Travers, Principal Financial Officer* * Effective October 16, 2009

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

IRS Circular 230 Disclosure: Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties imposed on the relevant taxpayer. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Copyright 2009 Goldman, Sachs & Co.  All rights reserved.  28337.MF.TMPL MFISAR09 / 29.4K / 11-09

ITEM 2.	CODE OF ETHICS.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: December 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: December 2, 2009

/s/ George F. Travers

By: George F. Travers
Chief Financial Officer of
Goldman Sachs Trust

Date: December 2, 2009